UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

TRIBUNE MEDIA COMPANY

(Name of Registrant as Specified In Its Charter)

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TRIBUNE MEDIA COMPANY

435 North Michigan Avenue

Chicago, Illinois 60611

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 5, 2016

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Tribune Media Company will be held at the Omni Hotel, located at 251 South Olive Street, Los Angeles, California 90012, on Thursday, May 5, 2016, at 8:30 a.m., local time, for the following purposes:

1. To elect the three Class III directors named in the accompanying proxy statement to serve until the 2019 Annual Meeting of Stockholders and until their successors have been elected and qualified.

2. To hold a non-binding advisory vote approving executive compensation.

3. To ratify the selection of PricewaterhouseCoopers LLP as Tribune Media Company’s independent registered public accounting firm for the 2016 fiscal year.

4. To approve the Tribune Media Company 2016 Incentive Compensation Plan.

5. To approve the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors.

6. To transact such other business as may properly come before the Annual Meeting of Stockholders or any reconvened meeting following any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

In accordance with Securities and Exchange Commission rules, on or about March 24, 2016, we are sending a Notice of Internet Availability of Proxy Materials to stockholders and providing access to this notice and the accompanying proxy statement over the Internet.

Only stockholders of record of our outstanding common shares of Class A common stock at the close of business on March 11, 2016 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment or postponement thereof.

By Order of the Board of Directors,

Peter Liguori

President and Chief Executive Officer

March 24, 2016

Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please promptly complete your proxy. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 5, 2016:

The proxy statement and the 2015 annual report are available at www.proxyvote.com.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 5, 2016

TRIBUNE MEDIA COMPANY

435 North Michigan Avenue

Chicago, Illinois 60611

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

This proxy statement and proxy card are furnished on behalf of the Board of Directors of Tribune Media Company, a Delaware corporation (referred to as “Tribune Media,” “Tribune,” the “Company,” “we,” “us,” or “our”), in connection with the solicitation of proxies to be voted at our annual meeting of stockholders, which will be held at the Omni Hotel, located at 251 South Olive Street, Los Angeles, California 90012, on Thursday, May 5, 2016, at 8:30 a.m., local time (the “Annual Meeting”). In accordance with Securities and Exchange Commission (“SEC”) rules, on or about March 24, 2016, we began sending a Notice of Internet Availability of Proxy Materials and provided access to this proxy statement over the Internet to stockholders of record.

Why am I receiving these proxy materials?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and describes issues on which we would like you to vote at our Annual Meeting of stockholders. It also gives you information on these issues so that you can make an informed decision. The proxy materials include our proxy statement for the Annual Meeting, our annual report to stockholders, which includes our annual report on Form 10-K for the year ended December 31, 2015, and the proxy card or a voting instruction card for the Annual Meeting.

Our Board of Directors has made this proxy statement and proxy card available to you on the Internet because you own shares of Class A common stock of the Company, par value $0.001 per share (“Class A common stock”).

If you submit a proxy by using the Internet, by calling or by signing and returning the proxy card, you will appoint Edward Lazarus, Executive Vice President, General Counsel, Chief Strategy Officer and Corporate Secretary of Tribune Media Company (with full power of substitution) as your representative at the Annual Meeting. He will vote your shares at the Annual Meeting as you have instructed him or, if an issue that is not on the proxy card comes up for vote, in accordance with his best judgment. By submitting a proxy, you can ensure your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to submit a proxy in advance by using the Internet, by calling or by signing and returning your proxy card. If you vote by Internet or by calling, you do not need to return your proxy card.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to the “Notice and Access” rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet at www.proxyvote.com. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis if you submit your request in writing to our Corporate Secretary at Tribune Media Company, 435 North Michigan Avenue, Chicago, Illinois 60611, or call us at (312) 222-3934.We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact and the cost of the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The record date for holders of our Class A common stock entitled to notice of, and to vote at, the Annual Meeting is March 11, 2016. At the close of business on that date, we had 92,667,094 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. If a quorum is present, we can hold the Annual Meeting and conduct business. In accordance with Delaware law and our amended and restated bylaws (the “Bylaws”), a list of stockholders entitled to vote at the meeting will be available at the place of the Annual Meeting on May 5, 2016 and will be accessible for ten days before the meeting at our principal place of business, 435 North Michigan Avenue, Chicago, Illinois 60611, between the hours of 9:00 a.m. and 5:00 p.m. Central Time. Each outstanding share of Class A common stock is entitled to one vote per share. The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

By granting a proxy, you authorize the persons named in the proxy to represent you and vote your shares at the Annual Meeting. Those persons will also be authorized to vote your shares to adjourn the Annual Meeting from time to time and to vote your shares at any adjournments or postponements of the Annual Meeting.

Registered Stockholders. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and the proxy materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card in one of the manners listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and the proxy materials were forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares using the methods prescribed by your broker or nominee on the voting instruction card you received with the proxy materials. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s or nominee’s procedures for obtaining a legal proxy.

How do I vote?

Stockholders of record may ensure their shares are voted at the Annual Meeting by submitting a proxy by using the Internet, by calling the toll-free number listed on the proxy card or by mail as described below. Stockholders also may attend the meeting and vote in person. If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

•	You may submit your proxy by using the Internet. The address of the website for submitting your proxy via the Internet is www.proxyvote.com for both registered holders and beneficial owners of Class A common stock holding in street name. Internet proxy submission is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 4, 2016. Easy-to-follow instructions allow you to submit your proxy and confirm that your instructions have been properly recorded.

•	You may submit your proxy by calling. The phone number for submitting your proxy by phone is 1-800-690-6903. Submitting your proxy by phone is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 4, 2016.

•	You may submit your proxy by mail. As a result of implementing “Notice and Access,” you may request to receive printed copies of proxy materials by mail or electronically by email by following the instructions provided in the Notice of Internet Availability of Proxy Materials. You may submit your request in writing to our Corporate Secretary at Tribune Media Company, 435 North Michigan Avenue, Chicago, Illinois 60611, or by calling us at (312) 222-3934. Once you receive your proxy materials, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

Submitting your proxy will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be passed out to anyone who wants to vote at the Annual Meeting. If you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record to be able to vote in person at the Annual Meeting.

How do I change or revoke my proxy?

You may revoke your proxy and submit a new proxy at any time before your proxy is voted at the Annual Meeting. You may do this by:

•	submitting a subsequent proxy by using the Internet, by calling or by mail with a later date if you voted by mail;

•	sending written notice of revocation to our Corporate Secretary, Tribune Media Company, 435 North Michigan Avenue, Chicago, Illinois 60611; or

•	voting in person at the Annual Meeting.

If you hold shares through a bank or broker, please refer to your proxy card or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote.

Attendance at the meeting will not by itself revoke a proxy.

What items will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	Proposal 1: The election of three Class III directors for a term expiring at the 2019 Annual Meeting of Stockholders;

•	Proposal 2: A non-binding advisory vote approving executive compensation;

•	Proposal 3: The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2016 fiscal year;

•	Proposal 4: The approval of the Tribune Media Company 2016 Incentive Compensation Plan;

•	Proposal 5: The approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors; and

•	Any other business that may properly come before the Annual Meeting.

No cumulative voting rights are authorized, and appraisal rights are not applicable to these matters.

How does the Board of Directors recommend that I vote on these proposals?

The Board of Directors recommends that you vote as follows:

•	FOR all three director nominees;

•	FOR the approval of the non-binding resolution regarding executive compensation;

•	FOR the ratification of the appointment of our independent registered public accounting firm;

•	FOR the approval of the Tribune Media Company 2016 Incentive Compensation Plan; and

•	FOR the approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors.

As of the date hereof, our Board of Directors is not aware of any other such matter or business to be transacted at our Annual Meeting. If other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Class A common stock represented by the proxies in accordance with their judgment on those matters.

How may I vote in the election of directors, and how many votes must the nominees receive to be elected?

With respect to the election of directors, you may:

•	vote FOR the three nominees for director;

•	vote FOR two nominees for director and WITHHOLD from voting on the other nominee for director; or

•	vote FOR one nominee for director and WITHHOLD from voting on the other two nominees for director; or

•	WITHHOLD from voting on all three of the nominees for director.

Our Bylaws provide for the election of directors by a plurality of the votes cast. This means that the three individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person, electronically or by proxy) will be elected. For shareholders receiving paper copies of the proxy materials in the mail, if you sign and return the accompanying proxy card, your shares will be voted for the election of the three nominees recommended by the Board of Directors unless you choose to “WITHHOLD” from voting on any of the nominees.

What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may designate a substitute nominee, or, if not, then there will remain a vacancy on the Board of Directors. If the Board of Directors designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

How may I vote for the non-binding advisory vote approving executive compensation, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the approval of the non-binding resolution regarding executive compensation;

•	vote AGAINST the approval of the non-binding resolution regarding executive compensation; or

•	ABSTAIN from voting on the proposal.

In accordance with applicable law, this vote is “advisory”, meaning it will serve as a recommendation to our Board of Directors, but will not be binding. However, our Board of Directors and the Compensation Committee thereof will consider the outcome of the vote when making future compensation decisions for our executive officers.

How may I vote for the proposal to ratify the appointment of our independent registered public accounting firm, and how many votes must this proposal receive to pass?

With respect to this proposal, you may:

•	vote FOR the ratification of the accounting firm;

•	vote AGAINST the ratification of the accounting firm; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast by holders of Class A common stock at the Annual Meeting by the holders who are present in person, electronically or by proxy.

How may I vote for the approval of the Tribune Media Company 2016 Incentive Compensation Plan?

With respect to this proposal, you may:

•	vote FOR the approval of the Tribune Media Company 2016 Incentive Compensation Plan;

•	vote AGAINST the approval of the Tribune Media Company 2016 Incentive Compensation Plan; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast by holders of Class A common stock at the Annual Meeting by the holders who are present in person, electronically or by proxy.

How may I vote for the approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors?

With respect to this proposal, you may:

•	vote FOR the approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors;

•	vote AGAINST the approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors; or

•	ABSTAIN from voting on the proposal.

In order to pass, the proposal must receive the affirmative vote of a majority of the votes entitled to be cast by holders of Class A common stock at the Annual Meeting by the holders who are present in person, electronically or by proxy.

Should I choose to receive proxy materials, what happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed card but do not provide voting instructions, your shares will be voted as follows:

•	FOR all three director nominees;

•	FOR the approval of the non-binding resolution regarding executive compensation;

•	FOR the ratification of the appointment of our independent registered public accounting firm;

•	FOR the approval of the Tribune Media Company 2016 Incentive Compensation Plan;

•	FOR the approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors; and

•	At the discretion of the proxy holder, either FOR or AGAINST any other matter or business that may properly come before the Annual Meeting.

Will my shares be voted if I do not submit a proxy by using the Internet, by calling, or by signing and returning my proxy card?

If you do not submit a proxy by using the Internet, by calling or by signing and returning your proxy card, then your shares will not be voted and will not count in deciding the matters presented for stockholder consideration at the Annual Meeting unless you attend the Annual Meeting and vote in person.

If your shares are held in street name through a bank or broker, your bank or broker may vote your shares under certain limited circumstances if you do not provide voting instructions before the Annual Meeting. These circumstances include voting your shares on “routine matters,” such as the ratification of the appointment of our independent registered public accountants described in this proxy statement. With respect to the proposal to ratify the appointment of our independent public accountant, therefore, if you do not vote your shares, your bank or broker may vote your shares on your behalf or leave your shares unvoted.

The election of directors, the non-binding advisory vote approving executive compensation, the approval of the Tribune Media Company 2016 Incentive Compensation Plan and the approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors are not considered routine matters. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum, but cannot vote for or against a non-routine matter.

We encourage you to provide voting instructions to your bank or brokerage firm. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and broker non-votes on the proposals?

The following table summarizes the Board of Directors’ recommendation on each proposal, the vote required for each proposal to pass and the effect of abstentions and broker non-votes on each proposal.

Proposal Number	Item	Board Voting Recommen- dation	Votes Required for Approval	Abstentions/ Withheld Votes	Broker Non-Votes
1	Election of Directors	FOR	The three nominees who receive the most FOR votes properly cast in person, electronically or by proxy and entitled to vote will be elected	No effect	No effect

2	Advisory vote approving executive compensation	FOR	Majority of the voting power of the shares of Class A common stock present in person, electronically or by proxy and entitled to vote	Vote against	No effect

Proposal Number	Item	Board Voting Recommen- dation	Votes Required for Approval	Abstentions/ Withheld Votes	Broker Non-Votes
3	Ratification of independent registered public accounting firm	FOR	Majority of the voting power of the shares of Class A common stock present in person, electronically or by proxy and entitled to vote	Vote against	Discretionary voting by broker permitted

4	Approval of the Tribune Media Company 2016 Incentive Compensation Plan	FOR	Majority of the voting power of the shares of Class A common stock present in person, electronically or by proxy and entitled to vote	Vote against	No effect

5	Approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors	FOR	Majority of the voting power of the shares of Class A common stock present in person, electronically or by proxy and entitled to vote	Vote against	No effect

What do I need to show to attend the Annual Meeting in person?

If you are a registered stockholder, you will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of Class A common stock as of March 11, 2016) and a form of government-issued photo identification. If you are a beneficial stockholder, you will need to bring proof of beneficial ownership as of March 11, 2016, such as the most recent account statement reflecting your stock ownership prior to such date, a copy of the voting instruction card provided by your broker, bank, trustee or other nominee or similar evidence of ownership. If you do not have the required proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. All bags, briefcases and packages will be held at registration and will not be allowed in the meeting.

Who pays for the cost of proxy preparation and solicitation?

The proxy is solicited by our Board of Directors. Any costs of the solicitation of proxies will be borne by us. We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or nominees for forwarding proxy materials to street name holders. We are soliciting proxies primarily by mail. In addition, our directors, officers and employees may solicit proxies by telephone or other means of communication personally. Our directors, officers and employees will receive no additional compensation for these services other than their regular compensation.

How can I make a proposal or make a nomination for director for next year’s annual meeting?

You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and our Bylaws, as applicable. In order for a stockholder proposal or nomination for director to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2017, the proposal or nomination must be received by us at our principal executive offices no later than November 24, 2016 pursuant to SEC Rule 14a-8. Stockholders wishing to nominate a director or bring a proposal not included in next year’s proxy statement at the 2017 annual meeting must provide written notice of such nomination or proposal to our Corporate Secretary, Tribune Media Company, 435 North Michigan Avenue, Chicago, Illinois

60611 between January 5, 2017 and February 4, 2017 and comply with the other provisions of our Bylaws, except that if the date of the 2017 annual meeting of stockholders is not within 30 days before or after the anniversary of the 2016 Annual Meeting, such notice must be delivered at the address above no later than the close of business on the 10th day following the day on which notice of the date of the 2017 annual meeting was first mailed or public disclosure of the date of the 2017 annual meeting was first made, whichever occurs first.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our Board Structure

In accordance with the terms of our second amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), our Board of Directors is divided into three classes, Class I, Class II, and Class III, with members of each class serving staggered three-year terms. Under our Bylaws, except as may otherwise be provided in our Certificate of Incorporation, our Board of Directors consists of such number of directors as may be determined from time to time by resolution of the Board of Directors, but in no event may the number of directors be less than seven or more than nine. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Our Certificate of Incorporation and Bylaws provide that any vacancy on our Board of Directors, including a vacancy resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of our directors then in office, even if less than a quorum, or by a sole remaining director, provided that any vacancy created by any of the initial members of our Board of Directors designated by any of Oaktree Tribune, L.P., entities affiliated with JPMorgan Chase Bank, N.A. and investment funds managed by Angelo, Gordon & Co., L.P. (collectively, the “Stockholders”) pursuant to the Fourth Amended Joint Plan of Reorganization for Tribune Company and its Subsidiaries (subsequently amended and modified, the “Plan”) during their initial term, which terminates at the 2016 Annual Meeting, may be filled only by such Stockholder that designated such initial director. Any director elected to fill a vacancy will hold office until such director’s successor shall have been elected and qualified or until such director’s earlier death, resignation or removal. Our classified Board of Directors could have the effect of delaying or discouraging an acquisition of us or a change in our management.

Our Board of Directors is currently composed of seven members. We have two directors in Class I, two directors in Class II and three directors in Class III. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Director	Age	Position	Director Since
Class I Directors for election at the 2017 Annual Meeting
Craig A. Jacobson	63	Director	2012
Laura R. Walker	57	Director	2014

Class II Directors for election at the 2018 Annual Meeting
Michael Kreger	34	Director	2015
Peter Liguori	54	Director, President and Chief Executive Officer	2012

Class III Directors for election at the 2016 Annual Meeting
Bruce A. Karsh	60	Chairman of the Board	2012
Ross Levinsohn	52	Director	2012
Peter E. Murphy	53	Director	2012

At each annual meeting of stockholders, the successors of the directors whose term expires at that meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The term of our three current Class III directors expires at this year’s Annual Meeting. The Board of Directors is therefore asking you to elect the three nominees to serve as Class III directors. Bruce A. Karsh, Ross Levinsohn and Peter E. Murphy, currently our Class III directors, have been nominated for reelection at the Annual Meeting. See “Proposal 1: Election of Directors.”

Set forth below is biographical information as well as background information relating to each nominee’s and continuing director’s business experience, qualifications, attributes and skills that underlie the Board of Directors’ belief that each individual is a valuable member of the Board of Directors. The persons who have been nominated for election and are to be voted upon at the Annual Meeting are listed first, with continuing directors following thereafter.

Class III Nominees

Bruce A. Karsh has been a director since December 31, 2012 and is a member of the Compensation Committee and the Nominating and Corporate Governance Committee. Mr. Karsh is a co-founder of Oaktree Capital Management, L.P., formerly Oaktree Capital Management, LLC, a Los Angeles-based institutional money management firm where he is currently president, co-chairman and chief investment officer, as well as a portfolio manager for Oaktree’s distressed opportunities and value opportunities strategies. Prior to co-founding Oaktree, Mr. Karsh was a managing director of the TCW Asset Management Company and the portfolio manager of its Special Credits Funds for seven years. Prior to joining TCW, Mr. Karsh worked as assistant to the chairman of Sun Life Insurance Company of America and of SunAmerica, Inc., its parent. Prior to that, Mr. Karsh was an attorney with the law firm of O’Melveny & Myers LLP. Mr. Karsh currently serves on the board of directors of Oaktree Capital Group, LLC and previously served as a director of Charter Communications, Inc. and LBI Media Holdings, Inc. Mr. Karsh also serves on the Duke University Board of Trustees.

Specific qualifications, experience, skills and expertise include:

•	Expertise in corporate finance and investment management;

•	Core business skills, including operations and strategic planning; and

•	Deep understanding of the media industry.

Ross Levinsohn has been a director since December 31, 2012 and is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. Levinsohn serves as Executive Chairman and a member of the Board of Directors of Scout Media, a multi-channel, male-focused media network owned by The Pilot Group and as a member of the Board of Directors and audit committee of Millennial Media, Inc., a mobile advertising platform recently purchased by AOL in October 2015. Mr. Levinsohn is currently the managing partner of 337 Partners, an advisory and investment services firm. Previously, Mr. Levinsohn served as chief executive officer at Guggenheim Digital Media, an affiliate of Guggenheim Securities, from January 2013 to June 2014. Mr. Levinsohn served as interim chief executive officer and executive vice president, head of global media at Yahoo! Inc., a multinational internet company, from October 2010 to August 2012. Prior to that post he was executive vice president of the Americas region for Yahoo! Mr. Levinsohn co-founded Fuse Capital, an investment and strategic equity management firm focused on investing in and building digital media and communications companies. Prior to Fuse Capital, Mr. Levinsohn spent six years at News Corporation, serving as senior vice president and then president of Fox Interactive Media. Mr. Levinsohn also held senior management positions with AltaVista, CBS Sportsline and HBO. Mr. Levinsohn currently serves on the board of Zefr, Inc., which provides solutions for professional content owners on YouTube, and the National Association of Television Program Executives (NATPE), and previously held board positions with Freedom Communications, Inc., Napster, Inc., Generate, BBE Sound, Crowd Fusion and True/Slant.

Specific qualifications, experience, skills and expertise include:

•	Operating and management experience;

•	Core business skills, including operations and strategic planning; and

•	Deep understanding of the media industry.

Peter E. Murphy has been a director since December 31, 2012 and is a member and Chairman of the Audit Committee and a member of the Nominating and Corporate Governance Committee. Mr. Murphy is the chief executive officer of Wentworth Capital Management, which he founded in January 2007, a private investment and venture capital firm focused on media, technology, and branded consumer businesses. Mr. Murphy previously served as president, strategy & development of Caesars Entertainment Corp., an Apollo-TPG portfolio company and the world’s largest gaming company, from August 2009 to July 2011. Prior to Caesars, Mr. Murphy was an operating partner at Apollo Global Management, LLC focused on media and entertainment investing. Previously, Mr. Murphy spent 18 years at The Walt Disney Company in senior executive roles, serving as Disney’s senior executive vice president, chief strategic officer, senior advisor to the chief executive officer, a member of Disney’s executive management committee, and chief financial officer of ABC, Inc. Mr. Murphy currently also serves on the board of directors of Malibu Boats, Inc., where he serves as chairman of the compensation committee, and he serves as a board advisor to DECA TV. He previously served on the boards of directors of Revel Entertainment Group, Fisher Communications and Dial Global.

Specific qualifications, experience, skills and expertise include:

•	Operating and management experience;

•	Core business skills, including financial and strategic planning; and

•	Deep understanding of the media and entertainment industry.

Continuing Directors

Class I Directors—Terms Expiring at the 2017 Annual Meeting:

Craig A. Jacobson has been a director since December 31, 2012 and is a member of the Audit Committee and a member and Chairman of the Compensation Committee. Mr. Jacobson is a founding partner at the law firm of Hansen, Jacobson, Teller, Hoberman, Newman, Warren, Richman, Rush & Kaller, L.L.P., where he has practiced entertainment law since June 1987. Mr. Jacobson is a member of the board of directors and audit committee of Expedia, Inc. and presently serves on the board of directors of Charter Communications, Inc., where he previously served as a member of its audit committee until 2013. Mr. Jacobson was a director of Ticketmaster Entertainment, Inc. from August 2008 until its merger with Live Nation, Inc. in January 2010. Mr. Jacobson also previously served on the boards of Aver Media LP, a privately held Canadian lending institution, and Eventful, Inc., a digital media company.

Specific qualifications, experience, skills and expertise include:

•	Extensive familiarity with the creative and business aspects of the cable and syndicated television industries;

•	Extensive previous public company board experience; and

•	Deep understanding of the media industry, including the motion picture, television and digital businesses.

Laura R. Walker has been a director since July 14, 2014 and is a member of the Compensation Committee. Since December 1995, Ms. Walker has been the president and chief executive officer of New York Public Radio, which owns and operates WNYC-FM, WNYC-AM, WQXR, WQXW, New Jersey Public Radio, The Jerome L. Greene Performance Space and a variety of digital properties, including wnyc.org, wqxr.org and thegreenespace.org. Ms. Walker began her professional career as a journalist and producer at National Public Radio, where she received a Peabody Award for Broadcast Excellence. In 1983, she joined the staff of Carnegie Hall, where she launched the award-winning series AT&T Presents Carnegie Hall Tonight. She joined the Sesame Workshop (formerly Children’s Television Workshop) in 1987, where for eight years she worked on programming and development initiatives, and led the organization’s efforts to establish a cable television channel (now Noggin). In addition to the New York Public Radio Board of Trustees, Ms. Walker sits on the boards of Saint Ann’s School, the Yale Center for Customer Insights, Claims Processing Facility, Inc. and Eagle Picher Industries Asbestos Trust, where she also serves as the chair of the audit committee. She is the chair of the

Station Resource Group. Previously, Ms. Walker sat on the Board of Advisors for the Yale School of Management, the Board of Trustees for Education Development Center and on the board of directors for Public Radio International, the Women’s Forum of New York, Inc. and the Hudson Square Connection.

Specific qualifications, experience, skills and expertise include:

•	Operating and management experience;

•	Core business skills, including operations and marketing; and

•	Deep understanding of the media and radio industry.

Class II Directors—Terms Expiring at the 2018 Annual Meeting:

Michael Kreger has been a director since May 20, 2015 and is a vice president in the opportunities funds of Oaktree Capital Management, L.P., formerly Oaktree Capital Management, LLC, a Los Angeles-based investment management firm. Prior to joining Oaktree in 2014, Mr. Kreger was most recently a director at Madison Dearborn Partners having joined the firm in 2010 following graduation from Harvard Business School. Prior to business school, Mr. Kreger was an analyst in the Industrials group at UBS Investment Bank from 2004 to 2006 and an Associate with Madison Dearborn from 2006 to 2008. Mr. Kreger is currently a member of the board of directors and audit committee of Aleris Corporation. Mr. Kreger also previously served on the boards of directors of Bway Corporation from August 2010 to November 2012, Schrader International, Inc. from April 2012 to January 2014, and Multi Packaging Solutions, Inc. from August 2013 to January 2014.

Specific qualifications, experience, skills and expertise include:

•	Expertise in corporate finance and investment management; and

•	Core business skills, including strategic planning.

Peter Liguori has been a director since December 31, 2012 and has been our President and Chief Executive Officer since January 2013. From July 2012 to January 2013, Mr. Liguori served as an operating executive for The Carlyle Group’s telecommunications and media team. Mr. Liguori previously served as chief operating officer of Discovery Communications, Inc., a global media and entertainment company, from January 2010 to December 2012. Before joining Discovery in 2009, Mr. Liguori served as chairman of entertainment for the Fox Broadcasting Company, a commercial broadcast television network. Prior to assuming that position in 2005, Mr. Liguori was president and chief executive officer of News Corporation’s FX Networks since 1998, overseeing business and programming operations for FX and Fox Movie Channel. Mr. Liguori joined Fox/Liberty Networks in 1996 as senior vice president, marketing, for a new joint venture, which now includes Fox Sports Net, FX, Fox Sports World, SPEED and National Geographic Channel. Prior to joining Fox, Mr. Liguori was vice president, consumer marketing, at HBO, a cable and satellite television network. He also held several positions in HBO’s Home Video Division, including vice president, marketing, and senior vice president, marketing. Liguori also has experience as a producer of the widely acclaimed independent feature film, “Big Night.” Prior to HBO, he worked in advertising at Ogilvy & Mather and Saatchi & Saatchi. Mr. Liguori previously served on the boards of directors of Yahoo! Inc. from May 2012 to May 2014 and Metro-Goldwyn-Mayer Studios Inc. from March 2012 to January 2014.

Specific qualifications, experience, skills and expertise include:

•	Significant operating and management experience;

•	Core business skills, including operations and strategic planning; and

•	Deep understanding of the media industry.

Selecting Nominees for Director

Our Board of Directors has delegated to the Nominating and Corporate Governance Committee the responsibility for reviewing and recommending to the board nominees for director. In accordance with our Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines, the Nominating and Corporate Governance Committee, in evaluating director candidates, recommends to the Board of Directors appropriate criteria for the selection of new directors based on the strategic needs of the Company and the Board of Directors, and periodically reviews the criteria adopted by the Board of Directors and, if deemed desirable, recommends changes to such criteria.

The Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Board of Directors does not have a formal policy with respect to diversity and inclusion; however, it affirms the value placed on diversity within the Company. Diversity of experience is one of many factors the Nominating and Corporate Governance Committee considers when recommending director nominees to the Board of Directors. The Board of Directors seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to the Company.

The Nominating and Corporate Governance Committee is responsible for recommending to the Board of Directors nominees for election to the Board of Directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on the Board of Directors. New candidates may be identified through recommendations from existing directors or members of management, search firms, discussions with other persons who may know of suitable candidates to serve on the Board of Directors, and shareholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the Nominating and Corporate Governance Committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The Nominating and Corporate Governance Committee then recommends candidates to the full board, with the full Board of Directors selecting the candidates to be nominated for election by the stockholders or to be elected by the Board of Directors to fill a vacancy. In addition, any vacancy created by any of the initial members of our Board of Directors designated by any of the Stockholders pursuant to the Plan during their initial term, which terminates at the 2016 Annual Meeting, may be filled only by such Stockholder that designated such initial director.

The Nominating and Corporate Governance Committee will consider director candidates proposed by shareholders as well as recommendations from other sources. Any stockholder who wishes to recommend a prospective candidate for the Board of Directors for consideration by the Nominating and Corporate Governance Committee may do so by submitting the name and qualifications of the prospective candidate in writing, in care of the Corporate Secretary, to Tribune Media Company, 435 North Michigan Avenue, Chicago, Illinois 60611. Any such submission should also describe the experience, qualifications, attributes and skills that make the prospective candidate a suitable nominee for the Board of Directors. Our Bylaws set forth the requirements for direct nomination of an individual by a shareholder for election to the Board of Directors.

As each of the Class III directors are on the Nominating and Corporate Governance Committee, the full Board of Directors considered and approved the candidates to be nominated for election by the stockholders at the 2016 Annual Meeting.

Director Independence

Our Board of Directors has determined, after considering all of the relevant facts and circumstances, that each director and director nominee, other than Mr. Liguori, is considered an “independent” director within the meaning of the listing standards of the NYSE.

Executive Sessions of Our Non-Management Directors

The non-management directors will meet at regularly scheduled executive sessions without management not less frequently than two times per year. The independent directors will meet at least once a year in an executive session without management. At least once a year, the non-management directors will meet with the Chief Executive Officer without the other executive officers being present. The Chairman of the Board shall act as chair at such meetings. If the Chairman of the Board is not an independent director, the Board will either designate an independent director to preside at the meetings of independent directors or a procedure by which a presiding director is selected for these meetings.

Communications with the Board

Stockholders and other interested parties who wish to contact our Board of Directors as a whole, the independent directors or any individual member of the Board of Directors or any committee therefore may email at BoardofDirectors@Tribunemedia.com or send written correspondence to Tribune Media Board of Directors, Tribune Media Company, 435 North Michigan Avenue, Chicago, Illinois 60611. The Board of Directors has designated the Corporate Secretary as its agent to receive and review written communications addressed to the Board of Directors, any of its committees or any director. Depending on the subject matter, the Corporate Secretary will either (i) promptly forward to the Chairman of the Audit Committee and the Office of the General Counsel any communication alleging legal, ethical or compliance issues by management or any other matter deemed by the Corporate Secretary to be potentially material to the Company or (ii) not forward to the Board of Directors, any committee or any director, any communications of a personal nature or not related to the duties of the Board of Directors, including, without limitation, junk mail and mass mailings, business solicitations, routine customer service complaints, new product or service suggestions, opinion survey polls or any other communications deemed by the Corporate Secretary to be immaterial to the Company and the Board of Directors.

Board Leadership Structure

As noted in our Corporate Governance Guidelines, the Board of Directors has no policy with respect to the separation of the offices of Chairman and Chief Executive Officer. The Board of Directors believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman and Chief Executive Officer in any way that is in the best interests of the Company at a given point in time. Mr. Karsh currently serves as the Chairman of the Board of Directors and Mr. Liguori currently serves as Chief Executive Officer. The Board of Directors believes this governance structure currently promotes a balance between the Board’s independent authority to oversee our business and the Chief Executive Officer and his management team who manage the business on a day-to-day basis. If the Board of Directors chooses to combine the offices of Chairman and Chief Executive Officer in the future, a lead director will be appointed annually by the independent directors.

Board’s Role in Risk Oversight

Our Board of Directors as a whole has responsibility for overseeing our risk management. The Board of Directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the Board of Directors and its committees is informed by reports from our management team and from our internal audit department that are designed to provide visibility to the Board of Directors about the identification and assessment of key risks and our risk mitigation strategies. Our Chief Executive Officer oversees our management succession planning. The full Board of Directors has primary responsibility for evaluating strategic and operational risk management. Our Audit Committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our Compensation Committee evaluates risks arising from our compensation policies and practices, as more fully described below. The Audit and Compensation Committees and our Chief Executive Officer provide reports to the full Board of Directors regarding these and other matters.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Board of Directors has adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics for directors, officers and employees. The Corporate Governance Guidelines set forth our policies and procedures relating to corporate governance and cover topics including, but not limited to, director qualification and responsibilities, Board composition and management and succession planning. Our Corporate Governance Guidelines are available on the corporate governance section of our investor relations website at http://www.tribunemedia.com.

Our Board of Directors has adopted a Code of Ethics and Business Conduct that applies to all of the Company’s officers, employees and directors, and a Code of Ethics for CEO and Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer, Vice President and Controller, Vice President/Internal Audit, Vice President and Treasurer, Vice President/Corporate Finance & Investor Relations and any person performing similar functions. A copy of both codes is available on the corporate governance section of our investor relations website at http://www.tribunemedia.com.

Committees of the Board

Our Board of Directors has the following committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The charters for each of the Audit, Compensation and Nominating and Corporate Governance Committees are available on the corporate governance section of our investor relations website at http://www.tribunemedia.com. The following table shows the current members of each committee and the number of meetings held during fiscal 2015.

Director	Audit	Compensation	N&CG
Craig A. Jacobson	✓	✓*
Bruce A. Karsh		✓	✓
Michael Kreger
Ross Levinsohn	✓		✓
Peter E. Murphy	✓*		✓
Laura R. Walker		✓
Number of meetings	15	4	2

✓ = current committee member; * = chair

Audit Committee. As more fully described in its charter, our Audit Committee has the responsibility for, among other things, assisting the Board of Directors in reviewing our financial reporting and other internal control processes, our financial statements, the independent auditors’ qualifications and independence, the performance of our internal audit function and independent auditors and our compliance with legal and regulatory requirements and our code of business conduct and ethics.

Our Board of Directors has determined that Mr. Murphy is an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC and that each of the three Audit Committee members, Messrs. Jacobson, Levinsohn and Murphy, is “financially literate” under the NYSE rules. Each member of our Audit Committee is independent under applicable NYSE listing standards and meets the standards for independence required by U.S. securities law requirements applicable to public companies, including Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Compensation Committee. As more fully described in its charter, our Compensation Committee has the responsibility for reviewing and approving the compensation and benefits of our employees, directors and consultants, administering our employee benefits plans, authorizing and ratifying stock option grants and other incentive arrangements and authorizing employment and related agreements. Each member of our Compensation Committee is independent under applicable NYSE listing standards.

The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisers. During 2015, the committee engaged Exequity LLP (“Exequity”) as its independent compensation consultant. Pursuant to our policy, Exequity provides no services to us other than consulting services provided at the direction of the Compensation Committee. In 2015, the Compensation Committee reviewed Exequity’s independence and confirmed Exequity’s independence and that no conflicts of interest exist.

During 2015, our Compensation Committee consisted of Messrs. Jacobson and Karsh and Ms. Walker. There are no members of the Compensation Committee who serve as an officer or employee of the Company or any of its subsidiaries. In addition, no executive officer of the Company serves as a director or as a member of the compensation committee of a company (i) whose executive officer served as a director or as a member of the Compensation Committee of the Company and (ii) which employs a director of the Company.

Nominating and Corporate Governance Committee. As more fully described in its charter, our Nominating and Corporate Governance Committee has the responsibility, among its other duties and responsibilities, for identifying and recommending candidates to the Board of Directors for election to our Board of Directors, reviewing the composition of the Board of Directors and its committees, developing and recommending to the Board of Directors corporate governance guidelines that are applicable to us, and overseeing Board of Directors evaluations. Each member of our Nominating and Corporate Governance Committee is independent under applicable NYSE listing standards.

Meetings of the Board of Directors and Attendance at the Annual Meeting

Our Board of Directors held 10 meetings during fiscal 2015. Each of our directors attended at least 75% of the total number of meetings of the board and any committees of which he or she was a member. Directors are encouraged to attend our annual meetings. All directors then serving on the Board of Directors attended our 2015 annual meeting of stockholders.

Plurality Voting for Directors

The Company’s Bylaws provide for the election of directors by a plurality of the votes validly cast. This means that the three individuals nominated for election to the Board of Directors who receive the most “FOR” votes (among votes properly cast in person, electronically or by proxy) will be elected.

Executive Officers

Our executive officers are designated by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers. Our executive officers are as follows:

Executive Officer	Age	Position
Peter Liguori	54	Director, President and Chief Executive Officer
Chandler Bigelow	47	Executive Vice President and Chief Financial Officer
Melanie Hughes	53	Executive Vice President, Human Resources
Edward P. Lazarus	56	Executive Vice President, General Counsel, Chief Strategy Officer and Corporate Secretary
John Batter	53	Chief Executive Officer, Gracenote and Executive Vice President, Tribune Media
Matthew Cherniss	43	President and General Manager, WGN America & Tribune Studios
Lawrence Wert	59	President, Broadcast Media

Mr. Liguori’s biography and related information may be found above at “—Continuing Directors—Class II Directors—Terms Expiring at the 2018 Annual Meeting.” The following is biographical information for each of our other executive officers:

Chandler Bigelow has served as Executive Vice President and Chief Financial Officer since February 2016, after serving as Interim Chief Financial Officer since August 2015. From July 2013 to February 2016,

Mr. Bigelow served as Executive Vice President, Chief Business Strategies and Operations Officer, where he helped lead the ongoing transformation of our traditional media businesses, and oversaw our equity investments and real estate portfolio. Mr. Bigelow served as our Executive Vice President, Chief Financial Officer from April 2008 to July 2013, overseeing all corporate finance functions, including financial reporting, tax, audit and treasury, during which period we and 110 of our direct and indirect wholly-owned subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court of the District of Delaware. Prior to that, he served as Vice President, Treasurer with responsibility for our financing activities, cash management, short-term and retirement fund investments and risk-management programs beginning in 2003. Previously, Mr. Bigelow was Assistant Treasurer since 2001 and served as director/corporate finance from 2000 to 2001. He joined Tribune in 1998 as part of the Tribune Financial Development Program and became corporate finance manager in 1999. Prior to Tribune, Bigelow was manager of investor relations for Spyglass, Inc., an internet software company, from 1996 to 1997. In 1994, he co-founded Brainerd Communicators, Inc., an investor relations firm, where he served as vice president through 1995. He is a board member for the Guild of the Chicago Botanic Garden and of the Springboard Foundation in Chicago.

Melanie Hughes has served as Executive Vice President, Human Resources since May 2013. From August 2012 to May 2013, she was president of Org4Change, an organizational consulting firm. She previously served as chief administrative officer for Gilt Groupe, an online shopping website, from April 2009 to August 2012, where she was responsible for customer service, creative services, human resources, facilities and sales operations.

Edward P. Lazarus has served as Executive Vice President, General Counsel and Corporate Secretary since January 2013 and was named Chief Strategy Officer in February 2016. From February 2012 to January 2013, he worked as an independent consultant and attorney. He previously served as chief of staff to the chairman of the Federal Communications Commission, Julius Genachowski, from July 2009 to February 2012. In that capacity, he oversaw policy development and implementation, strategic planning, communications, legislative and intergovernmental affairs, and agency management. From 2000 to 2009, Mr. Lazarus practiced law at Akin Gump Strauss Hauer & Feld LLP, where he launched the firm’s appellate section, chaired the national litigation steering committee, and was elected to the management committee.

John Batter has served as Chief Executive Officer, Gracenote and Executive Vice President, Tribune Media since August 2014. From August 2011 to August 2014, Mr. Batter was chief executive officer and a member of the board of directors of M-Go, a digital TV and movie streaming service offered jointly by DreamWorks Animation SKG, Inc. and Technicolor SA. Prior to M-Go, Mr. Batter served as president, production of DreamWorks Animation from January 2006 to August 2011.

Matthew Cherniss has served as President and General Manager, WGN America & Tribune Studios since April 2013. Mr. Cherniss previously served as senior vice president, production for Warner Bros. Entertainment Inc., a film, television and music entertainment company from April 2011 to April 2013. From September 2008 to April 2011, Mr. Cherniss served as executive vice president, programming for Fox Broadcasting Company, a commercial broadcast television network.

Lawrence Wert has served as President, Broadcast Media since February 2013. Mr. Wert, who has over 30 years of experience in the broadcasting industry, is responsible for overseeing the strategy and day-to-day activities of our 42 owned or operated television stations and our Chicago radio station, WGN. From 1998 to 2011, he was the president and general manager of WMAQ-TV, the NBC-owned and operated station in Chicago. From 2008 to 2011, he additionally served as president of NBC Local Media’s central and western region. From 2011 to 2013, Mr. Wert was executive vice president of station initiatives for 10 NBC-owned stations. Mr. Wert serves on the board of directors for several charities, including the Museum of Broadcast Communications, the Children’s Brittle Bond Foundation and Catholic Charities.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) describes material elements of our compensation philosophy, summarizes our compensation programs, and reviews compensation decisions for the following Named Executive Officers (the “NEOs”):

Name	Title
Peter Liguori	President and Chief Executive Officer
Chandler Bigelow	Executive Vice President, Chief Financial Officer
Lawrence Wert	President, Broadcast Media
Edward P. Lazarus	Executive Vice President, General Counsel, Chief Strategy Officer and Corporate Secretary
John Batter	Chief Executive Officer, Gracenote and Executive Vice President Tribune Media
Steven Berns	Former Executive Vice President, Chief Financial Officer

2015 Accomplishments

2015 was a year of continued operational and strategic progress. Key actions and accomplishments in 2015 included the following:

•	Produced strong financial performance, including 3% annual consolidated revenue growth in an off-cycle political year and $672 million of Adjusted EBITDA plus cash received from equity investments

•	Increased total market share of television advertising across the station portfolio

•	Accelerated conversion of WGNA to a full-distributed basic general entertainment cable network

•	Continued the expansion of Digital & Data through a series of global acquisitions

•	Made over $1 billion in shareholder distributions through special dividend, quarterly common stock dividends and stock repurchases

•	Acceleration of real estate monetization plan

Overview of the Compensation Program

Shareholder-Friendly Provisions in our Compensation Programs

•	Majority of NEOs’ target compensation is performance based;

•	Share ownership guidelines of 5 times annual base salary for our Chief Executive Officer, 3 times base salary for the Presidents of our businesses, 1 times base salary for all other direct reports to the Chief Executive Officer and 3 times the annual retainer for Directors;

•	Double trigger change in control equity vesting upon termination within 12 months of a “change-in-control”;

•	No change-in-control excise tax gross-up provisions for any executives;

•	No perquisites for any executives; and

•	Assessment of potential compensation-related risks conducted annually.

Pay Philosophy

Our executive compensation program is designed to promote attainment of short-term operating imperatives and long-term enterprise strategies that create shareholder value. The Compensation Committee and management developed our executive pay program in support of the fundamental pay philosophy guidelines described below:

•	A significant portion of NEOs compensation opportunity should be variable and at risk. The majority of NEO compensation is variable and at risk and based on the performance of the company and/or its operating units so that actual compensation delivered to the NEOs is aligned with the actual performance of the Company;

•	Long-term incentives should have a heavier weighting than short-term incentives. A significant portion of incentive compensation for NEOs focuses more heavily on long-term rather than short-term accomplishments and results;

•	Pay levels and designs should generally be aligned with market norms among companies that are competitors for executive talent; and

•	NEOs should be aligned with shareholders through equity compensation. Equity-based compensation is used to align the interests of the NEOs with the interests of our shareholders.

Peer Group

The Compensation Committee, in consultation with Exequity reviewed and considered compensation data from the following industries and companies: broadcasters (Cumulus Media Inc., Gannett Co., Inc., iHeartMedia, Inc., Meredith Corporation and Sinclair Broadcast Group, Inc.); content creation (AMC Networks Inc., Cablevision Systems Corp., Discovery Communications, Inc., Dreamworks Animation SKG, Inc., Lions Gate Entertainment Corp., Live Nation Entertainment Inc., The Madison Square Garden Company, Scripps Networks Interactive, Inc. and Starz Inc.); and data/digital (AOL Inc., IAC/Interactive Corp., Pandora Media, Inc., Rovi Corporation, United Online, Inc., and WebMD Health Corp.). These companies represent the most relevant competitors for executive talent, as well as for benchmarking pay levels in the context of operationally compatible companies that are comparably sized with Tribune Media.

Comparability of the peer group was assessed in part by conducting a “peer of peer” analysis in addition to review of other talent market and operating characteristics. The peer group had median revenues and other financial and operating characteristics similar to the Company.

Pay Mix and Competitive Targeting

NEO compensation is weighted towards variable compensation (annual and long-term incentives), where actual amounts earned may differ from targeted amounts based on the Company’s success and individual performance. Each NEO has a target total compensation opportunity that is assessed annually by the Compensation Committee to ensure alignment with our compensation objectives and market practice. In general, total targeted annualized pay (as well as each major component of pay) is sought to be aligned with the median levels among similarly-situated executives at the peer companies.

The employment agreement of each of the NEOs defines a specific breakdown of intended base pay, targeted bonus, and long-term incentive grant values. As the following charts reflect, 74% of the Chief Executive Officer’s intended annual target compensation and 68% of the other NEOs’ intended target annual compensation is variable with performance, including stock price performance.

*Excluding Steven Berns

In 2015, Mr. Liguori, Mr. Berns, and Mr. Lazarus received supplemental Restricted Stock Unit awards (“RSUs”) for their contributions in overseeing the successful spin-off of Tribune Publishing and the Company’s registration of the Company’s stock on the New York Stock Exchange. Mr. Berns forfeited this supplemental award upon his resignation from the company. Mr. Wert received an additional grant of RSUs for the successful integration of the Local TV acquisition during 2014. In 2015, Mr. Bigelow received a one-time bonus of $104,000 to recognize his additional efforts as the Interim CFO. If these values had been included in the pie charts, the percentage of total targeted pay represented by incentive vehicles would be higher than that reflected in the above graphics.

Components of the Compensation Program

The target total compensation opportunity for NEOs is comprised of both fixed (base salary) and variable (annual and long-term incentive) compensation. In addition, each NEO is eligible for benefits applicable to employees generally. Perquisites are not an aspect of our compensation program.

Base Salary

Base salaries are reviewed and established annually, upon promotion, or following a change in job responsibilities based on market data, internal pay equity and each NEO’s level of responsibility, experience, expertise and performance. The NEOs’ base salaries are generally targeted at median peer levels in order to facilitate recruiting and retention through our period of business realignment. Some variances around median peer levels exist with respect to new hires as part of the negotiation process in recruiting senior talent. The employment agreements for certain executives established initial base salaries that can be adjusted upward each year based on any of the above-referenced criteria. See “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

In February of 2015, the Compensation Committee approved a salary increase for Mr. Lazarus to $690,000 in recognition of his additional responsibilities overseeing the corporate communications function, and for his significant contributions during 2014.

Management Incentive Plan

The Management Incentive Plan (“MIP”) is designed to provide an opportunity for our key management employees to earn incentive awards tied to annual performance. The program aligns the focus of key executives with Company-wide and business unit-specific financial and operating measures. Design parameters for the NEOs’ MIP are substantially the same as the MIP for our broader management team. The MIP is the key compensation tool for aligning short-term realized pay for the management team with the attainment of key operating imperatives. While our pay philosophy generally targets each component of pay at the peer median level, the hiring process in 2013 and 2014 required offering above-median targeted MIP awards for some NEOs. In addition, the negotiated terms of our employment agreements entered into with newly hired NEOs, with the exception of Mr. Batter, provided for these bonuses to be paid at 100% of target as long as actual performance was within the range of 80-120% (or 80-105% for Mr. Wert) of the targeted financial performance. For 2015, the NEOs’ MIP performance metric was earnings before income taxes, investment transactions, loss on extinguishment of debt, interest and dividend income, interest expense, pension expense, equity income and losses, depreciation and amortization, stock-based compensation, special items, non-operating items, gain (loss) on sales of real estate, goodwill and other intangible asset and program impairments and other non-cash charges, severance related to reductions in force (RIF) and reorganization items (“Compensation Adjusted EBITDA”). Under these terms, if actual performance were to fall below 80% then the NEOs would not be paid a bonus for 2015.

Each MIP participant has a specified target opportunity. The sum of all MIP participant targets represents the total award pool for the year. Actual funding of the MIP pool is based solely on the Company’s performance. Aggregate funding of the 2015 award pool was based on Compensation Adjusted EBITDA. This metric was used for 2015 bonus plan funding because it appropriately measures our consolidated operating results, our success in repositioning operations, and efforts to optimize revenue growth and cost containment in a rapidly evolving business climate.

The table below illustrates the funding mechanism for the 2015 MIP. Threshold Compensation Adjusted EBITDA is the level of performance below which no awards are earned. Maximum Compensation Adjusted EBITDA is the level of performance at which maximum funding occurs. Levels of funding between threshold and maximum are determined using linear interpolation.

2015 Management Incentive Plan Performance Ranges ($ in millions)
	Threshold Performance	Target Performance	Maximum Performance
Compensation Adjusted EBITDA	$400	$500	$600
Payout as a % of target	50%	100%	150%

2015 Performance Against MIP Targets

Actual 2015 Compensation Adjusted EBITDA totaled $506.4 million. As described above, the employment agreements with each of our NEOs (excluding Mr. Batter) required them to be paid at 100% of target since performance was within the range of 80-120% of Compensation Adjusted EBITDA, except that Mr. Berns was not paid under the MIP for 2015, because he resigned during 2015. Based on 2015 performance and Mr. Batter’s contributions to the company, his payment under the MIP was $824,000 for 2015. In recognition of the additional responsibilities and efforts undertaken by Mr. Bigelow in connection with his service as interim CFO during 2015, the Compensation Committee approved an increase in Mr. Bigelow’s bonus in the amount of $104,000.

Annual Awards of Long-Term Incentives

The long-term equity incentive program is designed to motivate and reward sustained attainment of key operating goals, deliver long-term compensation value consistent with results in creating value for shareholders, promote stock ownership among senior leaders and encourage retention of key executives.

Our long-term incentive program is a key tool in aligning executive pay with the successful repositioning of the Company and value creation on behalf of shareholders. This emphasis is apparent in the mix of compensation, with approximately 50% of the Chief Executive Officer’s total annualized compensation tied directly to equity-based long-term incentives. Similarly, long-term incentives represent the pay vehicle that is the largest share of total targeted pay for the other NEOs as a group. Since its emergence from bankruptcy, the Company has made equity grants under the Tribune Company 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”).

As noted above under “—Overview of the Compensation Program—Pay Mix and Competitive Targeting,” the portion of total targeted pay actually delivered through equity incentives in 2015 for Messrs. Liguori, Lazarus and Wert was higher than the regularly intended annual percentages described above. This dynamic was due to the additional RSU awards granted to these NEOs to recognize their significant contributions during 2014, and to further tighten the alignment of their overall pay opportunities with shareholder value creation.

To motivate and balance the design objectives described above, the long-term equity incentive program is a “portfolio” of three equity-based vehicles that, in combination, provide competitive incentives with strong performance ties and tight alignment with shareholder value creation.

Stock Options

Stock options granted in 2015 vest ratably over four years and have a ten-year term. These options deliver value to NEOs only if the Company’s stock price rises above the grant-date price. Option awards are issued at an exercise price equal to the fair market value of the underlying shares on the date of grant and cannot be repriced or reloaded, without shareholder approval. While some variations in grant mix exist due to the individualized hiring negotiations with our executives, the general pay philosophy provides for 30% of the NEOs’ total long-term incentive grant value to be comprised of stock options.

Performance Share Units

PSUs provide recipients with the ability to earn long-term incentive value based on the extent to which performance goals are achieved throughout the three-year cycle established for each award. PSUs are granted in order to motivate performance toward critical operating objectives, with payment of earned values deferred until the close of the full three-year cycle in order to support retention of key talent.

With the exception of John Batter, PSUs granted in 2015 are tied one-third to Compensation Adjusted EBITDA performance in 2015 and one-third to performance goals for 2016 and 2017 that will be established in the first quarter of 2016 and 2017 respectively. Mr. Batter’s 2015 PSUs are tied to Compensation Adjusted EBITDA performance for the Digital and Data business unit. Final PSU awards for the 2015 award cycle will be based on the average level of performance attained in 2015, 2016 and 2017 in relation to the respective performance goals established for 2015, 2016 and 2017.

Mr. Batter’s 2014 PSU grant, as part of his new hire package, did not have specific performance goals adopted at that time, so his 2014 PSU grant is tied to performance goals for 2015 and 2016. As such, the proxy disclosure rules require that his 2014 PSUs be disclosed in this proxy as if they were granted in 2015.

While some variations in long-term incentive grant mix exist due to the individualized hiring negotiations with our executives, the general pay philosophy provides for 40% of the NEOs’ total long-term incentive grant value to be comprised of PSUs. For an individualized breakdown of each NEO’s incentive compensation mix, see the section describing our NEOs’ employment agreements in “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”

PSUs vest fully at the end of a three-year cycle during which participants have the opportunity to earn between 0% and 200% of the target PSU award based on the attainment of performance goals. No PSUs are earned if threshold levels of performance are not attained.

The 2015 Compensation Adjusted EBITDA goals define the targeted level of performance, as well as the threshold level (below which no PSU value will be applied for the 2015 period) and the maximum level (which establishes the highest level of PSU value to be applied for the 2015 period). The performance goals for the 2015 and 2016 periods within the full performance period under the 2015 performance cycle will similarly define targeted, threshold, and maximum levels of performance and payout.

The table below illustrates the 2015 PSU targets for grants tied to Compensation Adjusted EBITDA and to Data and Digital Compensation Adjusted EBITDA, which include Mr. Batter’s 2014 PSU grant. Threshold Compensation Adjusted EBITDA is the level of performance below which no awards are earned. Maximum Compensation Adjusted EBITDA is the level of performance at which maximum funding occurs. Levels of funding between threshold and maximum are determined using linear interpolation.

2015 Performance Share Unit Performance Ranges ($ in millions)
	Threshold Performance	Target Performance	Maximum Performance
Consolidated Compensation Adjusted EBITDA	$400	$500	$600
Digital and Data Compensation Adjusted EBITDA	$41	$52	$62
Payout as a % of target	50%	100%	200%

Final awards for the 2015 award cycle will be based on the average level of performance attained in 2015, 2016 and 2017 in relation to the respective performance goals established in each of those years.

New award cycles will commence each year and will be linked to targets related to sustained improvements in operating results and shareholder value creation in such years. The 2015 PSU awards were granted in the first quarter of 2015, and the performance goals were established in the first quarter of 2015. We expect the performance goals for each of the 2016 and 2017 portions of this three-year PSU cycle will be set in the first quarter of each respective year. Thirty-three percent of the targeted award value under the 2015 PSUs is tied to the extent to which the performance objectives in each of 2015, 2016, and 2017 are achieved. Earned values for each of 2015, 2016, and 2017 under this three-year cycle will be paid following the end of 2017, and will be based on the average of these three-year cycles.

2013 Performance Share Unit Achievement

As noted in the Compensation Discussion and Analysis included in our proxy statement filed with the Securities and Exchange Commission on April 20, 2015, in light of the rapidly evolving business conditions in 2013 the performance goals for the 2013 PSUs were not adopted until 2014, and are therefore tied to Compensation Adjusted EBITDA in 2014 (50% weighting) and 2015 (50% weighting). Based on the Company’s 2014 performance against this metric the resulting achievement for that year was 93.45%. For 2015, based on the Company’s performance against the metric of Compensation Adjusted EBITDA, the resulting achievement was 103.21%. The average performance across both years resulted in a final payout of 98.33% of the target 2013 PSUs, as indicated in the table below. This performance was ratified by the Compensation Committee on February 24, 2016.

	PSUs @ Target		PSUs @ Payout
Name	Shares, including Dividend Equivalents (#)	Value at Target ($)	Payout % Relative to Target	Shares, including Dividend Equivalents (#)	Value on the Vesting Date ($)
Peter Liguori	31,545.0456	1,200,000	98.33%	31,017.666	$960,307
Eddie Lazarus	5,956.9478	266,667	98.33%	5,857.1729	$181,338
Lawrence Wert	7,359.8998	280,000	98.33%	7,237.7268	$224,080

None of Mr. Berns’ 2013 PSUs vested because all of them were forfeited upon his resignation. Mr. Bigelow and Mr. Batter did not receive PSU grants in 2013.

Restricted Stock Units

With the exception of those awards described in the final paragraph of “—Overview of the Compensation Program—Pay Mix and Competitive Targeting,” RSUs granted to NEOs in 2015 vest ratably over four years and convey value when vested based on continued service with us. RSUs help establish an immediate ownership stake and fluctuate in value (up or down) based on the creation of shareholder value. In addition, RSUs help instill a strong retention incentive for key talent. While some variations in grant mix exist due to the individualized hiring negotiations with new executives, the general pay philosophy provides for 30% of the NEOs’ total long-term incentive grant value to be comprised of RSUs.

Special Dividend and Regular Quarterly Dividend Equity Award Treatment

In connection with the special dividend made by the Company on April 9, 2015 to holders of the Company’s Class A common stock, the Compensation Committee approved adjustments to outstanding stock options, RSUs and PSUs granted under the 2013 Equity Incentive Plan to preserve the value of those equity awards. These adjustments applied a ratio representing the relative value of the Company’s Class A common stock on March 20, 2015, the trading day immediately preceding the ex-dividend date of the special dividend, and the opening price of a share of the Company’s Class A common stock on March 23, 2015, the ex-dividend date of the special dividend. The difference between these closing and opening stock prices equaled $6.73, the per share amount of the special dividend. Consistent with typical practices with respect to adjustments to outstanding equity-based awards in the context of a special dividend, the number of outstanding stock options, RSUs and PSUs was increased by this ratio (rounded down to the nearest whole share), and the exercise price of outstanding stock options was decreased by this ratio (rounded up to the nearest whole cent).

Also, in connection with the Company’s announcement in 2015 that it would commence a regular quarterly dividend, the Compensation Committee approved dividend equivalents for all RSUs and PSUs, which will vest as and with the RSUs and PSUs with respect to which they are granted (i.e., no dividend equivalents will be paid unless and until the underlying equity award is earned). In 2015, dividend equivalents were accrued on outstanding RSUs and PSUs on three regular quarterly dividend payment dates. For previously outstanding awards, the incremental fair value resulting from the addition of the dividend equivalent right is reported in the “—Summary Compensation Table” and “—Grants of Plan-based Awards Table for Fiscal Year 2015” below.

Amendment of Employment Agreements

In 2015 the Company entered into amendments to the NEOs’ employment agreements providing that, in the event we undergo a change in control (as defined therein) and the NEO is terminated by us without cause (as defined therein) or by the NEO for good reason (as defined therein) within the one-year immediately following the change in control, all of the NEOs’ then unvested equity awards will be accelerated. Also, Mr. Liguori’s employment agreement amendment reflected the increase of his base salary to $1,600,000.

Executive Benefits and Perquisites

NEOs are eligible for the same benefits as full-time employees generally, including life, health, and disability insurance and defined contribution retirement benefits. We do not offer supplemental executive benefits of any kind, and perquisites are not an aspect of our compensation program.

Compensation Changes in 2016

Effective January 1, 2016, with the objective of ensuring executive team stability and dedicated focus through the impending review of strategic alternatives announced on February 29, 2016, the Company approved new employment agreements with Messrs. Liguori, Lazarus and Bigelow. Under these employment agreements, the NEOs will serve in their respective positions until December 31, 2017. The new employment agreements provide for a salary increase to $750,000 for Mr. Lazarus in recognition of his additional responsibilities as the Company’s new Chief Strategy Officer and to $700,000 for Mr. Bigelow in recognition of his being appointed Chief Financial Officer. Mr. Ligouri’s annual compensation is unchanged from his previous employment agreement, except as described below. These employment agreements also provide for an increase in the targets of Mr. Lazarus’ and Mr. Bigelow’s annual cash bonus to $750,000 and $700,000, respectively. Unlike their previous employment agreements, these new agreements with these NEOs do not require payment of a target annual bonus if actual performance is within the range of 80-120%. Rather, bonus earnings are tied directly to the degree of achievement of the performance goals, with no mandated payment at target if performance falls within the 80%-120% range. Annual long-term incentive grants for each of Mr. Lazarus and Mr. Bigelow were increased in value to $1,000,000 per year under the new agreements, with the grant date fair value divided 30% to RSUs, 40% to PSUs and 30% to stock options. In order to further support stability in the executive team through a critical juncture in the Company’s review of strategic alternatives, these new employment agreements also provide that each of Mr. Lazarus and Mr. Bigelow will be paid retention bonuses of $1,500,000 and $1,400,000, respectively, over a 12 month period after the employment term, if he remains employed through December 31, 2017. This retention bonus would not be duplicative of any severance that might otherwise be payable. In addition, under their new employment agreements, Messrs. Liguori, Lazarus and Batter are subject to a two year noncompete and nonsolicit if terminated during their employment term. We also have the option of imposing a six month noncompete on Mr. Liguori after the expiration of his employment term for a payment equal to 50% of the sum of his annual base salary and target bonus.

Under these new employment agreements, if, during the employment term, we terminate the employment of any of the executives without cause or if any of the executives resigns for good reason, he will receive the following termination benefits: (i) severance equal to two times the sum of his target bonus and then current base salary, payable over a 24-month period, (ii) continuation of health and dental insurance benefits at active employee rates for 24 months, (iii) accelerated vesting of stock options and RSUs that would have vested over the 24-month period following his termination, as well as pro-rata vesting of PSUs based on actual performance at the end of the applicable performance period, and (iv) all vested options will remain exercisable for a 12-month period following the date of termination. In the event that we undergo a change in control (as defined in the employment agreements) and the executive’s employment is terminated by us without cause or he resigns for good reason within the one year period immediately following the change in control, all of his then unvested equity awards, other than his supplemental PSUs (the treatment of which is described below), will be accelerated (with annual PSU grants vesting at their target levels). Finally, in the event that any of these executives is terminated by us without cause after the end of the employment term or resigns within 60 days after the end of the employment term, any of his unvested stock options and RSUs that would have vested based on service during the 2017 vesting year will vest, and his then-unvested PSUs will vest pro rata based on actual performance at the end of the applicable performance period.

In order to motivate maximum shareholder value creation over the next two years, our Compensation Committee approved the grant of 130,042 supplemental PSUs to Mr. Liguori and 42,187 supplemental PSUs to each of Mr. Lazarus and Mr. Bigelow, in each case to be granted after our stockholders approve a new equity plan, which we anticipate will occur at the annual shareholder meeting to which this proxy statement relates (see “Proposal 4: Approval of the Tribune Media Company 2016 Incentive Compensation Plan” below). A portion of the supplemental PSUs will be eligible to vest during a two year performance period from March 1, 2016 until March 1, 2018 if a closing stock price of the Company’s Class A common stock is maintained for 10 consecutive trading days that equals or exceeds $44 and each increment of $2 thereafter, up to a maximum of $64, as adjusted for dividends declared (each such increment, a “Stock Price Hurdle”). None of these supplemental PSUs will vest unless the minimum $44 stock price hurdle is achieved. In the event that an executive is terminated by us without cause, by him for good reason or as a result of death or disability, the supplemental PSUs will remain outstanding and will continue to vest to the extent that any previously unattained Stock Price Hurdle is achieved prior to the one-year anniversary of the executive’s termination (or, if earlier, the conclusion of the performance period), and using linear interpolation between Stock Price Hurdles at the end of this period. In the event that a change in control occurs prior to the end of the performance period or within one year following the end of the performance period pursuant to a definitive agreement entered into during the performance period, the unvested supplemental PSUs then outstanding will vest to the extent that the highest price per share paid for the Company’s common stock in connection with the change in control exceeds a previously unattained Stock Price Hurdle. No Stock Price Hurdle will be counted twice.

Other Compensation-related Matters

Tax Effects of Executive Compensation

Our Compensation Committee considers the impact of limitations on deductibility for certain awards of executive compensation over $1 million due to Section 162(m) of the Code, although it may issue awards that are not intended to be deductible under Section 162(m) of the Code when it believes that other considerations outweigh the tax deductibility of the compensation. Due to our status as a newly-public company, we were in a transition period during the 2015 fiscal year with respect to this Section 162(m) limitation on certain awards.

Accounting Considerations

The accounting impact of our compensation programs is one of several factors that the Compensation Committee considers in determining the structure and size of our executive compensation programs. In general, the Company records cash compensation as an expense at the time the obligation is accrued, and accounts for equity compensation paid to our employees under the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, or “ASC 718”, which requires us to estimate and record an expense over the service period of the equity award.

Process for Determining Executive Compensation

The Compensation Committee

The Compensation Committee is responsible for reviewing the performance of and approving compensation awarded to the Chief Executive Officer and those executives who either report to the Chief Executive Officer or who are subject to the filing requirements of Section 16 of the Exchange Act. The Compensation Committee set the Chief Executive Officer’s individual performance goals and objectives for 2015, reviewed his performance, and determined his compensation level in the context of the established goals and objectives for the enterprise and individual performance. The Compensation Committee reviewed performance goals for the Company and approved funding formulas for the MIP in the first quarter of 2015. Long-term incentive awards are reviewed and approved periodically throughout the year to coincide with execution of employment agreements for newly appointed executives, normal annual awards and special awards for interim adjustments, as warranted.

The Compensation Consultant

Exequity is the Compensation Committee’s independent compensation consultant. Pursuant to our policy, Exequity provides no services to us other than consulting services provided at the direction of the Compensation Committee. Exequity regularly attends Compensation Committee meetings and in 2015 advised on matters including peer group composition and annual and long-term incentive plan design and awards. Exequity also provides market data, analysis and advice regarding Chief Executive Officer and NEO compensation to the Compensation Committee. In 2015, the Compensation Committee reviewed Exequity’s independence and confirmed Exequity’s independence and that no conflicts of interest exist.

The Role of Management

The principal role of supporting the Compensation Committee in the execution of its responsibilities is fulfilled by the Executive Vice President, Human Resources and other members of the Human Resources department. In this capacity, the Executive Vice President, Human Resources supervised the development of the materials for each Compensation Committee meeting, including market data, individual and Company performance metrics and compensation recommendations for consideration by the Compensation Committee. No member of the management team, including the Chief Executive Officer, has a role in determining his or her own compensation.

Response to Advisory Vote on Executive Compensation

In May 2015, we conducted an advisory vote on executive compensation. This non-binding, advisory vote was supported by an overwhelming majority of our stockholders (91% of votes cast).

We view the positive results of the advisory vote as strongly supportive of our historical compensation practices and of the manner in which our Compensation Committee evaluates and implements our pay-for-performance philosophy. With this in mind, our Compensation Committee decided to continue our core compensation practices described above, including annual and long-term incentive practices. Our Compensation Committee continually evaluates our compensation practices so as to best align the interests of our named executive officers and our stockholders, and will continue to do so. Our Board, Compensation Committee and management team value the opinions of our stockholders and are committed to considering their opinions in making these important decisions.

Compensation Risk Assessment

During 2015, the Compensation Committee assessed our compensation policies and practices to evaluate whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its assessment, the Compensation Committee concluded that the Company’s compensation policies and practices, in conjunction with the Company’s existing processes and controls, do not create incentives to take risks that are reasonably likely to have a material adverse effect on the Company.

Summary Compensation Table

The following table summarizes the total compensation paid to or earned by our NEOs for each of the 2013, 2014 and 2015 fiscal years.

Name	Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(3)	Non-Equity Incentive Compensation ($)(5)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Peter Liguori	Chief Executive Officer	2015	$1,600,000		$3,883,874	$1,068,885	$1,500,000		$10,600	$8,063,359
		2014	$1,597,308		$8,351,167	$11,550,449	$1,500,000		$10,400	$23,009,324
		2013	$1,459,615	$1,750,000	$4,217,419	$1,189,058			$141,822	$8,757,914

Steven Berns	EVP / Chief	2015	$474,277		$1,551,218	$356,271			$10,600	$2,392,366
	Financial Officer	2014	$700,000		$1,512,777	$2,465,670	$700,000		$6,731	$5,385,178
	(until termination on August 11, 2015)	2013	$282,692	$497,260	$299,977	$381,282			$1,077	$1,462,288

Edward Lazarus	EVP / General	2015	$682,308		$965,786	$267,192	$690,000		$10,600	$2,615,886
	Counsel &	2014	$643,910		$2,073,542	$1,914,175	$650,000		$9,878	$5,291,505
	Corporate Secretary	2013	$527,436	$566,667	$325,243	$224,588			$50,965	$1,694,899

Chandler Bigelow	EVP / Chief	2015	$575,000	$104,000	$350,374	$207,829	$550,000		$10,600	$1,797,803
	Business	2014	$575,000	$300,000	$1,840,815	$1,888,255	$550,000	$3,027	$10,187	$5,167,284
	Strategist / Operations Officer Interim CFO	2013	$559,423		$657,618	$264,212	$550,000		$10,200	$2,041,453

Lawrence Wert	President / Broadcast Media	2015	$700,000		$915,330	$249,399	$700,000		$10,600	$2,575,330
		2014	$700,000	$100,000	$1,260,128	$1,518,328	$700,000		$10,400	$4,288,856
		2013	$538,462	$850,000	$638,781	$277,446			$10,200	$2,314,889

John Batter	Chief Executive Officer – Gracenote	2015	$800,000		$825,322	$356,271	$824,000		$10,600	$2,816,194

(1)	Mr. Berns’ salary in 2015 reflects amounts paid upon termination in respect of accrued vacation.
(2)	In 2015, Mr. Bigelow was granted a supplemental bonus of $104,000 for his additional service as interim CFO. For 2014, the amounts in this column represent additional bonus payments approved by the Compensation Committee related to extraordinary performance in 2014. Mr. Bigelow received an additional bonus of $300,000. Mr. Wert received an additional $100,000. For 2013, the amounts in this column represent a sign-on or guaranteed bonus.
(3)	The amounts in these columns represent the grant date fair value of awards pursuant to the 2013 Equity Incentive Plan in accordance with Accounting Standards Codification 718-10, Compensation—Stock Compensation (“ASC 718”), modified to exclude the effect of estimated forfeitures and includes adjustment for dividends. The assumptions used in the valuation of equity awards are disclosed in Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(4)	As described above in “Components of the Compensation Program—Annual Awards of Long-Term Incentives—2013 Performance Share Unit Achievement”, awards of the 2013 PSUs were formally approved and communicated to each of the NEOs (other than Mr. Bigelow and Mr. Batter) in 2013 but, because the performance metrics were not established in 2013, no accounting expense occurred in the 2013 fiscal year. The aggregate grant date fair value of the 2013 tranche of the 2013 PSUs is reflected in the 2014 fiscal year rows of this column because the performance metrics for such 2013 PSUs were established in 2014. Similarly, the aggregate grant date fair value of Mr. Batter’s 2014 PSUs is represented in the 2015 fiscal year row of this column because the performance metrics for his 2014 PSUs were established in 2015. The aggregate grant date fair values of the 2014 tranche of the 2013 PSUs and, with the exception of Mr. Batter’s 2014 PSUs, the 2014 PSUs are reflected in the 2014 fiscal year rows of this column. The aggregate grant date fair values of the 2015 tranche of the 2013 PSUs, 2014 PSUs and 2015 PSUs are reflected in the 2015 fiscal year rows of this column.

In addition, the amounts represented in this column reflect the incremental value attributable to the addition of a right to dividend equivalents granted on March 9, 2015 in respect of RSUs and PSUs in connection with the Company’s quarterly dividends. For additional information, see Note 17 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Finally, the amounts represented in this column for 2015 include the receipt of dividend equivalents granted in respect of RSUs and PSUs in connection with the Company’s quarterly dividends. See Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

(5)	The amounts in this column represent earnings under the MIP. For additional information concerning the MIP, see “Components of the Compensation Program—Management Incentive Plan.”
(6)	Represents the increase in actuarial present value of Mr. Bigelow’s pension benefit in the 2014 fiscal year.
(7)	The amounts in this column represent contributions made by us under our 401(k) savings plan.

Grants of Plan-Based Awards for Fiscal Year 2015

The following table shows certain information regarding grants of plan-based awards to the named executive officers during our 2015 fiscal year.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(7)			All other Stock Awards: Number of Shares of Stock or Units (#)(3)(7)	All Other Awards: Numbers of Securities Underlying Options (#)(4)(7)	Exercise or Base Price of Option Awards ($)(4)(7)	Stock Price at Close of Market on Date of Grant ($)(7)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Exec	Plan Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Peter Liguori	MIP		$750,000	$1,500,000	$2,250,000
	2013 Equity Incentive Plan	2/11/2015								44,817	$52.41	$52.41	$1,068,885
	2013 Equity Incentive Plan	2/11/2015							19,081			$52.41	$1,012,907
	2013 Equity Incentive Plan	2/11/2015							17,172			$52.41	$934,366
	2013 Equity Incentive Plan	3/12/2015				3,248	6,496	12,992				$61.58	$415,894
	2013 Equity Incentive Plan	3/12/2015				7,746	15,492	30,984				$61.58	$964,390
	2013 Equity Incentive Plan	3/12/2015				2,999	5,998	11,996				$61.58	$378,754
													$177,563	(6)

Steven Berns	MIP		$350,000	$700,000	$1,050,000
	2013 Equity Incentive Plan	2/11/2015								14,938	$52.41	$52.41	$356,271
	2013 Equity Incentive Plan	1/9/2015							13,589			$51.51	$709,136
	2013 Equity Incentive Plan	2/11/2015							5,723			$52.41	$311,404
	2013 Equity Incentive Plan	3/12/2015				1,083	2,165	4,330				$61.58	$138,614
	2013 Equity Incentive Plan	3/12/2015				1,837	3,675	7,350				$61.58	$228,749
	2013 Equity Incentive Plan	3/12/2015				999	1,999	3,998				$61.58	$126,260
													$37,055	(6)

Chandler Bigelow	MIP		$275,000	$550,000	$825,000
	2013 Equity Incentive Plan	2/11/2015								8,714	$52.41	$52.41	$207,829
	2013 Equity Incentive Plan	2/11/2015							3,339			$52.41	$181,685
	2013 Equity Incentive Plan	3/12/2015				541	1,082	2,164				$61.58	$69,294
	2013 Equity Incentive Plan	3/12/2015				499	999	1,998				$61.58	$63,130
													$36,264	(6)

Lawrence Wert	MIP		$350,000	$700,000	$1,050,000
	2013 Equity Incentive Plan	2/11/2015								10,457	$52.41	$52.41	$249,399
	2013 Equity Incentive Plan	2/11/2015							4,007			$52.41	$218,033
	2013 Equity Incentive Plan	2/11/2015							4,770			$52.41	$255,339
	2013 Equity Incentive Plan	3/12/2015				757	1,515	3,030				$61.58	$97,028
	2013 Equity Incentive Plan	3/12/2015				1,807	3,615	7,230				$61.58	$225,031
	2013 Equity Incentive Plan	3/12/2015				699	1,399	2,798				$61.58	$88,371
													$31,528	(6)

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(7)			All other Stock Awards: Number of Shares of Stock or Units (#)(3)(7)	All Other Awards: Numbers of Securities Underlying Options (#)(4)(7)	Exercise or Base Price of Option Awards ($)(4)(7)	Stock Price at Close of Market on Date of Grant ($)(7)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Exec	Plan Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Edward Lazarus	MIP		$345,000	$690,000	$1,035,000
	2013 Equity Incentive Plan	2/11/2015								11,203	$52.41	$52.41	$267,192
	2013 Equity Incentive Plan	1/9/2015							6,308			$51.51	$329,181
	2013 Equity Incentive Plan	2/11/2015							4,292			$52.41	$233,538
	2013 Equity Incentive Plan	3/12/2015				811	1,623	3,246				$61.58	$103,967
	2013 Equity Incentive Plan	3/12/2015				1,463	2,926	5,852				$61.58	$182,161
	2013 Equity Incentive Plan	3/12/2015				649	1,299	2,598				$61.58	$82,061
													$34,879	(6)

John Batter	MIP		$400,000	$800,000	$1,200,000
	2013 Equity Incentive Plan	2/11/2015								14,938	$52.41	$52.41	$356,271
	2013 Equity Incentive Plan	2/11/2015							5,723			$52.41	$311,404
	2013 Equity Incentive Plan	3/12/2015				1,624	3,247	6,494				$61.58	$207,934
	2013 Equity Incentive Plan	3/12/2015				2,181	4,362	8,724				$61.58	$275,484
													$30,500	(6)

(1)	The amounts in this column represent threshold, target and maximum payout levels under our performance-based Management Incentive Plan for the fiscal year ended December 31, 2015. See “—Components of the Compensation Program—Management Incentive Plan” for a description of the MIP.
(2)	The amounts in this column represent PSUs granted under the 2013 Equity Incentive Plan, as adjusted for the Special Dividend.
(3)	The amounts in this column represent RSUs granted under the 2013 Equity Incentive Plan, as adjusted for the Special Dividend.
(4)	The amounts in this column represent nonqualified stock options granted under the 2013 Equity Incentive Plan as adjusted for the Special Dividend.
(5)	The amounts in this column are valued based on the aggregate grant date fair value computed in accordance with ASC 718, modified to exclude the effect of estimated forfeitures. The assumptions used in the valuation of equity awards are disclosed in Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(6)	Represents the incremental value attributable to the addition of a right to dividend equivalents granted on March 9, 2015 in respect of RSUs and PSUs in connection with the Company’s quarterly dividends. For additional information, see Note 17 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(7)	The number of awards, and stock and exercise prices, shown in these columns represent the 2015 tranche of the 2013, 2014 and 2015 PSU grants, as well as the 2014 tranche of Mr. Batter’s 2014 PSU award. For additional information concerning these awards, see Footnote 4 of the Summary Compensation Table above. For a description of the April 9, 2015 Special Dividend, see “—Components of the Compensation Program—Annual Awards of Long-Term Incentives—Special Dividend and Regular Quarterly Dividend Equity Award Treatment” and Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

We have entered into employment agreements with each of our NEOs. Key terms of these employment agreements are summarized below. In addition, each of the employment agreements provides for certain payments and benefits upon terminations of employment, as described under “—Potential Payments Upon Termination or Change in Control.”

Peter Liguori

On January 2, 2013, we entered into an employment agreement with Mr. Liguori, which provides for him to serve as our Chief Executive Officer until December 31, 2016. Mr. Liguori may request to enter into exclusive negotiations to renew his employment agreement no later than 180 days prior to December 31, 2016. Pursuant to his employment agreement, effective January 1, 2014 Mr. Liguori will receive an annual base salary of at least $1,600,000 and he will have the opportunity to earn a cash bonus with a target of $1,500,000. Also, his employment agreement provides that for calendar years 2014 through 2016, Mr. Liguori will receive a cash bonus in the target amount if the Company achieves between 80% to 120% of the applicable performance objectives. Mr. Liguori’s employment agreement provides that he will receive an annual long-term incentive grant having an aggregate grant date fair market value of $3,000,000, divided 30% to RSUs, 40% to PSUs and 30% to stock options. The employment agreement provides for his RSUs and stock options to vest ratably over a four-year period, and for his PSUs to have a three-year performance period. Mr. Liguori is entitled to participate in our benefit plans and programs, including any medical, dental and life insurance and our 401(k) plan.

Effective January 1, 2016, Mr. Liguori has a new employment agreement with the Company as described above in the section entitled “—Compensation Changes in 2016.”

Lawrence Wert

On February 12, 2013, we entered into an employment agreement with Mr. Wert, which provides for him to serve as our President of Broadcast Media until December 31, 2016, after which time the agreement automatically renews for one-year terms, until either party notifies the other of its intention not to further extend the term of employment. Pursuant to his employment agreement, Mr. Wert will receive an annual base salary of at least $700,000, and he will have the opportunity to earn an annual cash bonus with a target of 100% of his then-current base salary. Also, his employment agreement provides that he will receive a cash bonus in the target amount if the Company achieves between 80% to 105% of the applicable performance objectives and up to 150% of the target amount if the Company achieves greater than 105% of the applicable performance objectives. His agreement also provides that he will receive an annual long-term incentive grant having an aggregate grant date fair market value equal to 100% of his then–current base salary, divided 30% to RSUs, 40% to PSUs and 30% to stock options. The employment agreement provides for his RSUs and stock options to vest ratably over a four-year period and for his PSUs to have a three-year performance period. Mr. Wert is entitled to participate in our benefit plans and programs, including any medical, dental and life insurance and our 401(k) plan.

Chandler Bigelow

On November 20, 2013, we entered into an employment agreement with Mr. Bigelow, which provides for him to serve as our Executive Vice President and Chief Business Strategies and Operations Officer until October 31, 2017, after which time the agreement automatically renews for one-year terms, until either party notifies the other of its intention not to further extend the term of employment. Pursuant to his employment agreement, Mr. Bigelow will receive an annual base salary of at least $575,000, and he will have the opportunity to earn an annual cash bonus with a target of $550,000. Also, his employment agreement provides that for calendar years 2014 and 2015, Mr. Bigelow will receive a cash bonus in the target amount if the Company achieves between 80% to 120% of the applicable performance objectives. Mr. Bigelow’s employment agreement provides that he will receive an annual long-term incentive grant having an aggregate grant date fair market value of $550,000, divided, based on the grant date fair market value of our common stock, into $175,000 of RSUs, $200,000 of PSUs and $175,000 of stock options. The employment agreement provides for his RSUs and stock options to vest ratably over a four-year period, and for the Compensation Committee to determine the performance criteria and performance period of his PSUs. Mr. Bigelow is entitled to participate in our benefit plans and programs, including any medical, dental and life insurance and our 401(k) plan. Subject to the outcome of shareholder litigation relating to the bankruptcy, he also remains entitled to his deferred MIP payments for fiscal years 2010, 2011 and 2012, which are discussed below under “—Nonqualified Deferred Compensation for Fiscal 2015.”

Effective January 1, 2016, Mr. Bigelow has a new employment agreement with the Company as described above in the section entitled “—Compensation Changes in 2016.”

Edward P. Lazarus

On January 17, 2013, we entered into an employment agreement with Mr. Lazarus, which provides for him to serve as our General Counsel until December 31, 2016, after which time the agreement automatically renews for one-year terms, until either party notifies the other of its intention not to further extend the term of employment. Mr. Lazarus will receive a base salary of at least $566,667 in 2013, $583,333 in 2014 and $600,000 in 2015, after which time base salary may be increased annually. Mr. Lazarus has the opportunity to earn an annual cash bonus with a target of 100% of then-current base salary. Also, his employment agreement provides that for calendar years 2014 through 2016, Mr. Lazarus will receive a cash bonus in the target amount if the Company achieves between 80% to 120% of the applicable performance objectives. His agreement also provides that he will receive an annual long-term incentive grant having an aggregate grant date fair market value equal to 100% of his then-current base salary, divided 30% to RSUs, 40% to PSUs and 30% to stock options. The equity awards shall be subject to such other terms as set forth in the 2013 Equity Incentive Plan and applicable award agreements. The employment agreement provides for his RSUs and stock options to vest ratably over a four-year period, and for his PSUs to have a three-year performance period. Mr. Lazarus is entitled to participate in our benefit plans and programs, including any medical, dental and life insurance and our 401(k) plan.

Effective January 1, 2016, Mr. Lazarus has a new employment agreement with the Company as described above in the section entitled “—Compensation Changes in 2016.”

John Batter

On July 27, 2014, we entered into an employment agreement with Mr. Batter, which provides for him to serve as our Vice President and Chief Executive Officer of Gracenote until August 31, 2017, after which time the agreement automatically renews for one-year terms, until either party notifies the other of its intention not to further extend the term of employment. Pursuant to his employment agreement, Mr. Batter will receive an annual salary of at least $800,000 and he will have the opportunity to earn an annual cash bonus with a target of $800,000. Mr. Batter’s employment agreement provides that he will receive an annual long-term incentive grant having an aggregate grant date fair market value of $1,200,000 divided 25% to RSUs, 50% to PSUs and 25% to stock options. The employment agreement provides for his RSUs and stock options to vest ratable over a four-year period, and for his PSUs to have a three-year performance period. Mr. Batter is entitled to participate in our benefit plans and programs, including any medical, dental and life insurance and our 401(k) plan.

Steven Berns

While Mr. Berns resigned on August 11, 2015, prior to his resignation the Company was a party to an employment agreement with him, which was entered into on June 18, 2013 and provided for him to serve as our Executive Vice President and Chief Financial Officer until July 28, 2016, after which time the agreement would have automatically renewed for one-year terms, until either party notified the other of its intention not to further extend the term of employment. Pursuant to his employment agreement, Mr. Berns received an annual salary of at least $700,000 and had the opportunity to earn an annual cash bonus with a target of $700,000. Also, his employment agreement provided that for calendar years 2014 and 2015, Mr. Berns would receive a cash bonus in the target amount if the Company achieved between 80% to 120% of the applicable performance objectives. Mr. Berns’ employment agreement provided that he would receive an annual long-term incentive grant having an aggregate grant date fair market value of $1,000,000 divided 30% to RSUs, 40% to PSUs and 30% to stock options. The employment agreement provided for his RSUs and stock options to vest ratably over a four-year period, and for his PSUs to have a three-year performance period. Mr. Berns was entitled to participate in our benefit plans and programs, including any medical, dental and life insurance and our 401(k) plan.

Restrictive Covenants

The employment agreements with each of our NEOs contain certain restrictive covenants for our benefit, including, with respect to each of our NEOs other than Mr. Batter, his agreement not to compete with us, and with respect to all of our NEOs, his agreement not to interfere with our business relationships or solicit or hire employees during the NEO’s employment and for a specified period following a termination of employment

(24 months for Messrs. Liguori, Wert and Lazarus (unless Mr. Liguori’s or Mr. Wert’s employment is terminated for non-renewal, in which case the applicable period is 12 months), and 12 months for Messrs. Berns, Bigelow and Batter). If Mr. Liguori’s employment is terminated due to a non-renewal of his employment agreement, we have the option of applying restrictive covenants for the subsequent 12-month period in exchange for a payment to him of his then-current base salary plus his annual bonus for the year prior to the year of his termination, payable over the 12-month period, and also continuation of benefits during this period. Each of our NEOs is also required to maintain the confidentiality of our confidential information.

For a discussion of the restrictive covenants imposed under the new employment agreements with Messrs. Liguori, Lazarus and Batter see the section entitled “—Compensation Changes in 2016” above.

Outstanding Equity Awards at Fiscal Year End 2015

The following table shows certain information regarding outstanding equity awards held by named executive officers as of December 31, 2015. The number of awards and exercise prices shown in this table reflect adjustments made in connection with the Special Dividend.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(7)	Option Exercise Price ($)(1)(6)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)(2)(6)(7)	Market Value of Shares of Stock That Have Not Vested($)(3)	Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (#)(4)(6)(7)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested ($)(5)	Grant Date
Peter Liguori	5/7/2013	25,290	25,290	$48.33	5/7/2023	18,135.5507	$613,163	05/07/2013	36,641.6918	$1,238,856	02/11/2014
	2/11/2014	73,203	219,610	$66.69	2/11/2024	31,017.6660	$1,048,707	02/11/2014	39,681.7596	$1,341,640	03/12/2015
	3/5/2014	7,680	23,042	$71.56	3/5/2024	26,288.5561	$888,816	05/07/2013
	2/11/2015		44,817	$52.41	2/11/2025	44,716.3034	$1,511,858	02/11/2014
						10,306.3033	$348,456	02/11/2014
						1,715.5115	$58,001	03/05/2014
						17,482.9436	$591,098	02/11/2015
						19,426.5107	$656,810	02/11/2015

Chandler Bigelow	5/7/2013	5,618	5,621	$48.33	5/7/2023	4,030.6884	$136,278	05/07/2013	6,106.6100	$206,464	03/28/2014
	2/11/2014	11,712	35,138	$66.69	2/11/2024	2,425.1324	$81,994	11/01/2013	6,611.5904	$223,538	03/12/2015
	3/5/2014	1,493	4,480	$71.56	3/5/2024	11,924.0762	$403,153	02/11/2014
	2/11/2015		8,714	$52.41	2/11/2025	2,003.6355	$67,743	02/11/2014
						333.9400	$11,291	03/05/2014
						3,399.4618	$114,936	02/11/2015

Lawrence Wert	5/7/2013	5,900	5,902	$48.33	5/7/2023	4,231.2548	$143,059	05/07/2013	8,548.0312	$289,009	03/28/2014
	2/11/2014	8,784	26,353	$66.69	2/11/2024	7,237.7268	$244,708	03/28/2014	9,256.6344	$312,967	03/12/2015
	3/5/2014	1,792	5,377	$71.56	3/5/2024	2,497.4181	$84,438	05/07/2013
	2/11/2015		10,457	$52.41	2/11/2025	5,068.1396	$171,354	02/11/2014
						2,404.7708	$81,305	02/11/2014
						399.0979	$13,493	03/05/2014
						4,079.5574	$137,930	02/11/2015
						4,856.3726	$164,194	02/11/2015

Edward Lazarus	5/7/2013	4,776	4,777	$48.33	5/7/2023	3,425.9323	$115,831	05/07/2013	7,937.1666	$268,356	02/11/2014
	2/11/2014	11,712	35,138	$66.69	2/11/2024	5,857.1729	$198,031	02/11/2014	9,918.4042	$335,341	03/12/2015
	3/5/2014	1,663	4,992	$71.56	3/5/2024	11,924.0762	$403,153	02/11/2014
	2/11/2015		11,203	$52.41	2/11/2025	2,232.7098	$75,488	02/11/2014
						370.5913	$12,530	03/05/2014
						6,422.2229	$217,135	01/09/2015
						4,369.7176	$147,740	02/11/2015

John Batter	9/2/2014	2,991	8,974	$68.78	9/2/2024	3,331.2478	$112,629	09/02/2014	17,765.9778	$600,668	09/02/2014
	2/11/2015		14,938	$52.41	2/11/2025	5,826.6304	$196,998	02/11/2015	19,838.8456	$670,751	03/12/2015

(1)	The amounts in this column represent nonqualified stock options granted under the 2013 Equity Incentive Plan, as adjusted for the Special Dividend.
(2)	The amounts in this column represent RSUs granted under the 2013 Equity Incentive Plan, as adjusted for the Special Dividend, plus dividend equivalents accrued from regular quarterly dividends. This column also includes the 2013 PSUs that vested on December 31, 2015 but were not formally approved by the Board until the meeting of the Compensation Committee on February 24, 2016.
(3)	The amounts in this column represent the value of unvested RSUs (including accrued dividend equivalents) using the closing price of the Company’s Class A common stock on December 31, 2015.
(4)	The amounts in this column represent maximum issuable PSUs granted under the 2013 Equity Incentive Plan, as adjusted for the Special Dividend, plus dividend equivalents accrued from regular quarterly dividends, assuming the applicable maximum level of performance is achieved.
(5)	Represents the value of unvested PSUs (including unvested dividend equivalents) using the closing price of the Company’s Class A common stock on December 31, 2015, assuming the applicable maximum level of performance is achieved.
(6)	For a description of the Special Dividend referred to in footnotes 1, 2 and 4, see “—Components of the Compensation Program—Annual Awards of Long-Term Incentives—Special Dividend and Regular Quarterly Dividend Equity Award Treatment” and Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(7)	For a description of the vesting terms of awards granted in 2015, see the section entitled “—Components of the Compensation Program—Annual Awards of Long-Term Incentives” above. For a description of the vesting terms of awards granted in 2014, see the section entitled “Components of the Compensation Program—Annual Awards of Long-Term Incentives” in the Compensation Discussion and Analysis included in our proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 20, 2015. For a description of the vesting terms of awards granted in 2013, see the section entitled “Components of the Compensation Program—Annual Awards of Long-Term Incentives” in the Compensation Discussion and Analysis included in our Form 10-12B filed with the SEC on September 22, 2014.

Stock Vested in 2015

The following table shows certain information regarding the vesting of RSUs of our NEOs during 2015 (no options were exercised by our NEOs during the 2015 fiscal year and no PSUs became vested).

	Stock Awards(1)
	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Peter Liguori	43,138	$2,581,024
Steven Berns	5,078	$325,504
Chandler Bigelow	8,852	$578,432
Lawrence Wert	6,067	$361,124
Edward Lazarus	7,587	$425,293
John Batter	1,102.2187	$49,920

(1)	The amounts presented in the Stock Vested Table reflect the adjustment made in connection with the April 9, 2015 Special Dividend. For a description of the Special Dividend, see “—Components of the Compensation Program—Annual Awards of Long-Term Incentives—Special Dividend and Regular Quarterly Dividend Equity Award Treatment” and Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.
(2)	Amounts in this column include dividend equivalents accrued in connection with regular quarterly dividends which vested simultaneously with the underlying RSUs.
(3)	The amounts in this column represent value received upon vesting of RSUs. Each RSU is the economic equivalent of one share of the Company’s Class A common stock.

Pension Benefits

Name	Plan Name	Number of Years of Credited Service at end of Fiscal Year 2015(1)	Present Value of Accumulated Benefits at end of Fiscal Year 2015 ($)(2)	Payments during Fiscal Year 2015($)
Chandler Bigelow	Cash Balance	2	$17,721	—

(1)	The amounts in this column represent the number of years Mr. Bigelow participated in our cash balance pension plan before it was frozen.
(2)	The amounts in this column represent the actuarial present value of Mr. Bigelow’s accrued benefits under the cash balance pension plan as of December 31, 2015 and is based on the following assumptions, which are consistent with those used in our audited consolidated financial statements: (a) 4.30% discount rate; (b) 3.00% cash balance interest crediting rate; (c) RP2006 mortality with MP2015 generational projection scale; (d) assumed retirement at age 65; and (e) participants taking a lump sum payment.

Tribune Company Pension Plan

Mr. Bigelow was provided benefit accruals under the Tribune Company Pension Plan (the “Cash Balance Plan”) from December 31, 2007 to December 31, 2009 under a cash balance formula. None of the other NEOs participate in the Cash Balance Plan.

Under the Cash Balance Plan, a 2% opening account balance was provided as of December 31, 2007 to eligible participants who had completed one year of service with 1,000 hours and attained age 21. Participants then received annual pay credits of 3% of compensation. Compensation for this purpose is generally defined as a participant’s base compensation plus commissions, if any, limited by the IRS qualified plan pay limits. Interest is credited to the account quarterly with credits equal to the yield on ten-year U.S. Treasury bills. The annual pension benefit is equal to the actuarial equivalent of the participant’s cash balance account expressed as a monthly life annuity.

As of December 31, 2009, service accruals were frozen under the Cash Balance Plan. The plan continues to provide interest accruals for participants with a cash balance account. We have not granted years of service in addition to the service recognized under the terms of the plan for purposes of retirement benefit accruals.

The forms of benefit under the Cash Balance Plan include various annuity options, and participants are given the option of receiving their cash balance account as a lump sum.

Participants become fully vested upon the completion of three years of vesting service under the cash balance plan. Mr. Bigelow has satisfied this vesting condition. The normal retirement age under the plan is age 65. Cash balance participants can commence benefits at any age as long as they are vested at termination or retirement. There are no early retirement subsidies for this benefit.

The disclosure in the pension benefits table of the actuarial present value of Mr. Bigelow’s accumulated benefit under the Cash Balance Plan and the number of years of service credited to him under the plan is computed as of the same pension plan measurement date for financial statement reporting purposes with respect to the audited consolidated financial statements for our 2015 fiscal year.

Nonqualified Deferred Compensation for Fiscal 2015

Name	Executive Contributions in Fiscal Year 2015	Company Contributions in Fiscal Year 2015(1)	Aggregate Earnings in Fiscal Year 2015(1)	Aggregate Withdrawals / Distributions in Fiscal Year 2015	Aggregate Balance at End of Fiscal Year 2015
Chandler Bigelow	$0	$0	$798	$0	$1,228,220

(1)	Amounts reported in the contributions and earnings columns are not reported as compensation in the Summary Compensation Table.

In connection with our bankruptcy, the Bankruptcy Court ordered that no MIP payments for fiscal 2010, 2011 and 2012 be made to Mr. Bigelow because he was a named defendant in shareholder litigation relating to our bankruptcy. Instead, the court ordered that his MIP payments for those years, in the aggregate amount of $1,225,000 be paid to an interest-bearing rabbi trust. Upon the resolution of the shareholder litigation, these amounts will be paid to Mr. Bigelow, unless he is found to have breached a fiduciary duty or committed intentional tortious wrong or the court orders otherwise, in which case Mr. Bigelow will forfeit all of these amounts.

Potential Payments Upon Termination or Change in Control (“CIC”)

The information below describes and quantifies certain compensation that would have become payable to each of our NEOs under their respective employment agreements as if the NEO’s employment had been terminated on December 31, 2015, given the NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of our common stock on that date. These benefits are in addition to the benefits available generally to salaried employees, such as distributions under our 401(k) savings plans, disability benefits and accrued vacation benefits.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our stock price and the executive’s age.

Peter Liguori
	Voluntary without Good Reason	Death	Disability	With Good Reason	Terminated without Cause	CIC + Termination Without Cause or by the Executive for Good Reason
Prorated Bonus	$—	$1,500,000	$1,500,000	$—	$—	$—
Severance Payment	$—	$—	$—	$6,200,000	$6,200,000	$6,200,000
Accelerated Vesting of NQSOs	$—	$—	$—	$—	$—	$—
Accelerated Vesting of RSUs	$—	$—	$—	$4,237,168	$4,237,168	$4,668,203
Accelerated Vesting of PSUs(1)	$—	$1,702,123	$1,702,123	$1,702,123	$1,702,123	$2,356,785
Continued health and welfare benefits	$—	$35,026	$35,026	$35,026	$35,026	$35,026
Total	$—	$3,237,149	$3,237,149	$12,174,317	$12,174,317	$13,260,015

(1)	Assumes vesting of PSUs at target upon death or disability.

Lawrence Wert
	Voluntary without Good Reason	Death	Disability	With Good Reason	Terminated without Cause	Retirement	CIC + Termination Without Cause or by the Executive for Good Reason
Prorated Bonus	$—	$700,000	$700,000	$—	$—	$—	$—
Severance Payment	$—	$—	$—	$2,800,000	$2,800,000	$—	$2,800,000
Accelerated Vesting of NQSOs	$—	$—	$—	$—	$—	$—	$—
Accelerated Vesting of RSUs	$—	$84,438	$84,438	$722,310	$722,310	$795,773	$795,773
Accelerated Vesting of PSUs	$—	$—	$—	$380,519	$380,519	$549,826	$549,826
Continued health and welfare benefits	$—	$40,036	$40,036	$40,036	$40,036	$—	$40,036
Total	$—	$824,473	$824,473	$3,942,865	$3,942,865	$1,345,599	$4,185,635

Chandler Bigelow
	Voluntary without Good Reason	Death	Disability	With Good Reason	Terminated without Cause	CIC + Termination Without Cause or by the Executive for Good Reason
Prorated Bonus	$—	$550,000	$550,000	$—	$—	$—
Severance Payment	$—	$—	$—	$1,125,000	$1,125,000	$1,125,000
Accelerated Vesting of NQSOs	$—	$—	$—	$—	$—	$—
Accelerated Vesting of RSUs	$—	$—	$—	$365,791	$365,791	$815,394
Accelerated Vesting of PSUs	$—	$—	$—	$106,078	$106,078	$215,001
Continued health and welfare benefits	$—	$—	$—	$19,756	$19,756	$19,756
Total	$—	$550,000	$550,000	$1,616,624	$1,616,624	$2,175,151

Edward Lazarus
	Voluntary without Good Reason	Death	Disability	With Good Reason	Terminated without Cause	CIC + Termination Without Cause or by the Executive for Good Reason
Prorated Bonus	$—	$690,000	$690,000	$—	$—	$—
Severance Payment	$—	$—	$—	$2,680,000	$2,680,000	$2,680,000
Accelerated Vesting of NQSOs	$—	$—	$—	$—	$—	$—
Accelerated Vesting of RSUs	$—	$—	$—	$542,901	$542,901	$971,877
Accelerated Vesting of PSUs	$—	$—	$—	$343,804	$343,804	$503,253
Continued health and welfare benefits	$—	$1,030	$1,030	$1,030	$1,030	$1,030
Total	$—	$691,030	$691,030	$3,567,735	$3,567,735	$4,156,159

John Batter
	Voluntary without Good Reason	Death	Disability	With Good Reason	Terminated without Cause	CIC + Termination Without Cause or by the Executive for Good Reason
Prorated Bonus	$—	$—	$—	$—	$—	$—
Severance Payment	$—	$—	$—	$1,384,000	$1,384,000	$1,384,000
Accelerated Vesting of NQSOs	$—	$—	$—	$—	$—	$—
Accelerated Vesting of RSUs	$—	$—	$—	$86,793	$86,793	$309,628
Accelerated Vesting of PSUs	$—	$—	$—	$245,365	$245,365	$635,710
Continued health and welfare benefits	$—	$—	$—	$33,495	$33,495	$33,495
Total	$—	$—	$—	$1,749,653	$1,749,653	$2,362,833

As noted above (see “—Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table”), the employment agreements with each of our NEOs provide for severance payments and benefits on specified termination events, including accelerated vesting of certain equity awards. Any such severance is subject to the NEO’s execution and nonrevocation of a release of claims against us. Each NEO’s employment agreement includes definitions of “cause” and “good reason.”

“Cause” is defined in the employment agreements generally to include (i) the NEO’s conviction of, nolo contendere or guilty plea to a felony, (ii) embezzlement, material misappropriation or fraud by the NEO, (iii) the

NEO’s material act of dishonesty or misconduct that violates our written policies and codes of conduct, (iv) the NEO’s willful unauthorized disclosure of confidential information or (except for Messrs. Liguori, Wert and Lazarus) breach of any of their restrictive covenants, (v) the NEO’s material improper destruction of our property, (vi) willful misconduct in connection with the performance of the NEO’s duties or (vii) any finding by the SEC relating to the NEO’s willful conduct that, in the opinion of counsel, could impair our ability to register its common stock, offer stock to the public or maintain itself as a public company. Notice and cure provisions apply.

“Good Reason” is defined in the employment agreements generally to include (i) a reduction in the NEO’s base salary or annual bonus target opportunity, (ii) a material diminution or adverse change in the NEO’s duties, authority, responsibilities, positions or reporting lines, (iii) a transfer of the executives’ primary workplace by more than 50 miles (except in the case of Mr. Liguori, the relocation of our executive team to New York City or Los Angeles) or (iv) the surviving company in a change in control fails to assume the employment agreement. Additionally, for Mr. Liguori, “good reason” includes the appointment of an executive chairman of the Company or our Board of Directors. Notice and cure provisions apply.

Peter Liguori

Pursuant to his employment agreement, if we terminate Mr. Liguori’s employment without cause or he resigns for good reason, we will pay him over a 24-month period, in addition to his previously accrued compensation, severance equal to the greater of: (i) two times the sum of his base salary and prior-year bonus; or (ii) the sum of his base salary through the remainder of the initial term of his employment and his annual bonus for each year remaining in the initial term in an amount equal to his annual bonus for the year prior to the year of termination. Mr. Liguori would also be entitled to continuation of his health and dental insurance benefits at active employee rates for the greater of 24 months or the remainder of the initial term of his employment (until he otherwise becomes eligible for comparable coverage under another employer’s benefit plans). Upon such involuntary termination, his unvested stock options and RSUs that would have vested over the greater of the 24-month period following his termination of employment or the remainder of the initial term of his employment will become vested. His unvested PSUs will vest pro rata, based on the length of his employment in relation to the full performance period and actual performance through the date of his termination. His vested stock options will be exercisable for 12 months following his termination. In the event we undergo a change in control and Mr. Liguori is terminated by us without cause or by him for good reason within the one year immediately following the change in control, all of his then unvested equity awards will be accelerated. If terminated for death or disability, Mr. Liguori would be entitled to a prorated bonus based on actual performance for the year of termination and continuation of his health and dental insurance benefits at active employee rates for 24 months following the termination of his employment. Also, his unvested PSUs would vest pro rata, based on the length of his employment in relation to the full performance period and actual performance through the date of his termination for death or disability. In the event that Mr. Liguori’s employment agreement is not renewed following the expiration of the initial term, he will be credited with a full year of vesting service for outstanding stock options and RSUs. In addition, in the event of such a non-renewal, the number of PSUs granted to Mr. Liguori in 2015 will be pro-rated for the number of days worked by Mr. Ligouri during the performance period of such PSUs, and will vest based on actual performance through the date of termination (measured against the performance objectives previously approved for such period) as determined by the Compensation Committee.

Effective January 1, 2016, Mr. Liguori has a new employment agreement with the Company that provides for the severance and termination benefits described above in the section entitled “—Compensation Changes in 2016.”

Lawrence Wert

Pursuant to his employment agreement, if we terminate Mr. Wert’s employment without cause or he resigns for good reason, we will pay him, in addition to his previously accrued compensation, severance equal to two times the sum of his base salary and prior year bonus, payable over a 24-month period, and he will also be entitled to continuation of his health and dental insurance benefits at active employee rates during this period. If his termination is a result of the Company electing not to renew his employment agreement at the expiration of the initial term on December 31, 2016 (rather than at the end of any renewal term), we will pay him severance equal to the sum of his base salary and prior year bonus, payable over a 12-month period, and he will also be entitled to continuation of his health and dental insurance benefits at active employee rates during this period and payment of a prorated bonus based on actual performance for the year of termination. Our obligation to provide him with continued medical and dental coverage will terminate when he becomes eligible for comparable coverage under another employer’s benefit plans. Upon such an involuntary termination, his unvested stock options and RSUs that would have vested over the 24-month period following his termination of employment will become vested. Also, his unvested RSUs that were granted to him to make up for forfeited incentive compensation from his prior employer will fully vest. His unvested PSUs will vest pro rata, based on the length of employment in relation to the full performance period, and actual performance through the end of the full performance period. If Mr. Wert retires after attaining age 62, all of his unvested RSUs, PSUs and stock options will fully vest. In the event we undergo a change in control and Mr. Wert is terminated by us without cause or by him for good reason within the one year immediately following the change in control, all of his then unvested equity awards will be accelerated. If terminated for death or disability, Mr. Wert would be entitled to a prorated bonus based on actual performance for the year of termination and continuation of his health and dental insurance benefits at active employee rates for 24 months following the termination of his employment.

Chandler Bigelow

Pursuant to his employment agreement, if we terminate Mr. Bigelow’s employment without cause or he resigns for good reason or if we elect not to renew his employment agreement at the end of any renewal term (rather than at the expiration of the initial term on October 31, 2017), we will pay him, in addition to his previously accrued compensation, severance equal to the sum of his base salary and prior year bonus, payable over a 12-month period. Mr. Bigelow would also be entitled to receive continuation of his health and dental insurance benefits at active employee rates for 12 months following termination of his employment (until he otherwise becomes eligible for comparable coverage under another employer’s benefit plans). Upon such an involuntary termination, his unvested stock options and RSUs that would have vested over the 12-month period following his termination of employment will become vested. In the event we undergo a change in control and Mr. Bigelow is terminated by us without cause or by him for good reason within the one year immediately following the change in control, all of his then unvested equity awards will be accelerated. If terminated for death or disability, Mr. Bigelow would be entitled to a prorated target bonus for the year of termination.

Effective January 1, 2016, Mr. Bigelow has a new employment agreement with the Company that provides for the severance and termination benefits described above in the section entitled “—Compensation Changes in 2016.”

Edward P. Lazarus

Pursuant to his employment agreement, if we terminate Mr. Lazarus’ employment without cause or he resigns for good reason or if we elect not to renew his employment agreement at the end of any renewal term (rather than at the expiration of the initial term on December 31, 2016), we will pay him, in addition to his previously accrued compensation, severance equal to two times the sum of his then-current base salary and prior year bonus, payable over a 24-month period (or payable in a lump sum if he is involuntarily terminated within 12 months following a change in control). Mr. Lazarus would also be entitled to receive continuation of his health and dental insurance benefits at active employee rates for 24 months following the termination of his employment (until he otherwise becomes eligible for comparable coverage under another employer’s benefit plans). Upon such involuntary termination, Mr. Lazarus’ unvested stock options and RSUs that would have vested in the ordinary course over the 12-month period following his termination of employment will become vested. His unvested PSUs will vest pro rata, based on the length of employment in relation to the full performance period and actual performance through the end of the full performance period. In the event we undergo a change in control and Mr. Lazarus is terminated by us without cause or by him for good reason within the one year immediately following the change in control, all of his then unvested equity awards will be accelerated. If terminated for death or disability, Mr. Lazarus would be entitled to a prorated bonus based on actual performance for the year of termination and continuation of his health and dental insurance benefits at active employee rates for 24 months following the termination of his employment.

Effective January 1, 2016, Mr. Lazarus has a new employment agreement with the Company that provides for the severance and termination benefits described above in the section entitled “—Compensation Changes in 2016.”

John Batter

Pursuant to his employment agreement, if we terminate Mr. Batter’s employment without cause or he resigns for good reason, we will pay him, in addition to his previously accrued compensation, severance equal to the sum of his then-current base salary and prior year bonus, payable over a period ending on the earlier of (x) the expiration of Mr. Batter’s then-current employment term had he not been terminated and (y) the date on which Mr. Batter obtains replacement employment, but in no case shorter than 12 months (the “Severance Period”). Mr. Batter would also be entitled to receive continuation of his health and dental insurance benefits at active employee rates during the Severance period (until he otherwise becomes eligible for comparable coverage under another employer’s benefit plans). Upon such involuntary termination, Mr. Batter’s unvested stock options and RSUs that would have vested in the ordinary course over the 12-month period following his termination of employment will become vested. His unvested PSUs will vest pro rata, based on the length of employment in relation to the full performance period and actual performance through the end of the full performance period. In the event we undergo a change in control and Mr. Batter is terminated by us without cause or by him for good reason within the one year immediately following the change in control, all of his then unvested equity awards will be accelerated. If terminated for death or disability, Mr. Batter would be entitled to a prorated bonus based on actual performance for the year of termination.

Resignation of Steven Berns in Fiscal 2015

Effective as of the close of business August 11, 2015, Mr. Berns resigned, without good reason, from his position as Chief Financial Officer of the Company. Pursuant to his employment agreement, upon his resignation Mr. Berns was not entitled to, and did not receive, a prorated bonus, severance payment or continuation of health and welfare benefits. As a result of Mr. Berns’ resignation, his unvested stock options, RSUs and PSUs were forfeited without consideration. Mr. Berns’ vested stock options remained exercisable for a period of 90 days following his resignation, during which time he did not exercise any of his vested stock options.

Director Compensation for Fiscal Year 2015

The following table provides certain information regarding the compensation of our non-employee directors in fiscal year 2015:

Name	Fees Earned or Paid in Cash ($)(1)(2)	Stock Awards ($)(3)(4)(5)(6)	Total ($)
Craig A. Jacobson	$125,000	$99,995	$224,995
Kenneth Liang	$100,000	$99,995	$199,995
Bruce A. Karsh	$130,000	$111,080	$241,080
Peter E. Murphy	$205,000	$111,080	$316,080
Ross Levinsohn	$115,000	$111,080	$226,080
Laura R. Walker	$100,000	$99,995	$199,995
Michael Kreger	$63,750	$74,965	$138,715

(1)	Annual retainer and committee fees converted to unrestricted shares or RSUs. For Mr. Murphy this also includes a special one-time payment of $75,000 for additional efforts spent on Audit Committee.

(2)	All directors except Mr. Murphy converted their cash fees for the 2015 fiscal year into unrestricted shares. Mr. Murphy converted his cash fees for the 2015 fiscal year into deferred stock units.
(3)	The amounts in the column reflect the grant date fair value of awards pursuant to the 2013 Equity Incentive Plan in accordance with ASC 718, as adjusted for the Special Dividend, plus dividend equivalents accrued from regular quarterly dividends. For a description of the April 9, 2015 Special Dividend, see “—Components of the Compensation Program—Annual Awards of Long-Term Incentives—Special Dividend and Regular Quarterly Dividend Equity” and Note 16 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. The assumptions used in the valuation of equity awards are disclosed in Note 17 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015. Since the grant date value of unrestricted shares and deferred stock units granted to our non-employee directors in lieu of cash fees did not exceed the cash amount, none of those shares or units are reflected in the Stock Awards column in the table.
(4)	Retainer paid in unrestricted shares valued using the closing price of the Company’s Class A common stock on December 31, 2014 of $59.77 (pre special dividend adjustment), except for Mr. Kreger whose shares were valued using the closing price of the Company’s Class A common stock on May 20, 2015 of $54.56.
(5)	The cash retainer and equity awards earned by Mr. Liang, Mr. Karsh and Mr. Kreger in respect of their service on our Board of Directors in our 2015 fiscal year were paid or issued and registered, as applicable, to OCM FIE LLC, an Oaktree affiliated entity.
(6)	The amounts represented in this column reflect the incremental value attributable to the addition of a right to dividend equivalents granted on March 9, 2015 in respect of RSUs and, in the case of Mr. Murphy, deferred stock units in connection with the Company’s quarterly dividends. For additional information, see Note 17 to the Audited Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Under the director compensation program approved by our Compensation Committee for 2015, each of our non-employee directors who served in the 2015 fiscal year received an annual cash retainer of $85,000 and an annual equity retainer of an award of restricted stock units with a fair market value to $100,000 on the date of grant. The equity award retainer vests 100% on the one-year anniversary of the date of grant. Equity awarded to the directors for their 2015 service was granted pursuant to the 2013 Equity Incentive Plan.

In addition to the annual retainer compensation, under the director compensation program Mr. Karsh received a cash retainer of $15,000 for his service as Chairman of our Board of Directors, Mr. Murphy received a cash retainer of $15,000 for his service as Chair of the Audit Committee, and Mr. Jacobson received a cash retainer of $10,000 for his service as Chairman of the Compensation Committee. Each non-employee director also received an additional annual cash retainer of $15,000 for each committee of our Board of Directors on which they serve. Also, in our 2015 fiscal year, each of Messrs. Levinsohn, Karsh and Murphy were paid a prorated amount for their 2014 service on our Nominating and Corporate Governance Committee.

Each of our non-employee directors was offered the opportunity to convert their cash compensation into unrestricted shares of our Class A common stock. Alternatively, a director was allowed to defer their annual compensation (that is both the cash and RSU grant) into stock units to be settled into shares of our Class A common stock on the earlier of a termination of their service on our Board of Directors and a qualifying change in control. All of our non-employee directors, other than Mr. Murphy, elected a conversion into unrestricted shares of Class A common stock. Mr. Murphy elected a deferral into stock units.

We do not pay any additional remuneration for director service to any of our directors who are officers, namely Mr. Liguori, our Chief Executive Officer. All directors are reimbursed for reasonable travel and lodging expenses incurred to attend meetings of our Board of Directors or a committee thereof.

Compensation Committee Interlocks and Insider Participation

Craig A. Jacobson, Bruce A. Karsh, Kenneth Liang and Laura R. Walker served as the members of our Compensation Committee in 2015. None of the members of our Compensation Committee is, or in the past have served, as an officer or employee of the Company. None of our executive officers serve, or in the past year have served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information about our Class A common stock that may be issued upon exercise of options and other rights under our 2013 Equity Incentive Plan as of December 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options and vesting of restricted stock units and performance share units(1)(2)	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders(3)	2,532,781	61.68	2,408,731

Total(4)	2,532,781	61.68	2,408,731

(1)	Does not include 52,309 of vested and unvested restricted stock awards issued to members of our Board of Directors from the 2013 Equity Incentive Plan.
(2)	Performance share units are assumed to be issued at a maximum 200% of target for all periods, although performance targets for some of them have not been set and no expense is being recognized.
(3)	Our final plan of reorganization authorized our Board of Directors to adopt an equity incentive plan for the purpose of granting awards to our directors, officers and employees and to set aside a reserve under such plan of up to five percent of our common stock on a fully diluted basis. In accordance with the plan of reorganization, the 2013 Equity Incentive Plan was adopted by our Board of Directors on March 1, 2013.
(4)	As of March 1, 2016, the Company had 2,603,243 stock options outstanding, with a weighted average exercise price of $45.69 and a weighted average remaining term of 9 years, and 1,397,340 restricted stock units and performance share units outstanding. On March 1, 2016 there were 547,666 shares available for grant under the 2013 Equity Incentive Plan. If shareholders approve the Tribune Media Company 2016 Incentive Compensation Plan, then no further grants will be made under the 2013 Equity Incentive Plan, and any shares remaining available under the 2013 Equity Incentive Plan will be included in the Tribune Media Company 2016 Incentive Compensation Plan’s share authorization.

REPORT OF THE COMPENSATION COMMITTEE

This report of the Compensation Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The Compensation Committee is responsible for overseeing our executive compensation programs. The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board of Directors has approved, that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Craig A. Jacobson (Chair)

Bruce A. Karsh

Laura R. Walker

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of February 29, 2016, by those known to us to beneficially own more than 5% of our common stock and Warrants, by our directors, director nominees and named executive officers individually and by our directors, director nominees and executive officers as a group.

The percentage of shares outstanding provided in the table is based on 92,529,047 shares of our Class A common stock and 5,605 shares of our Class B common stock, par value $0.001 per share (“Class B common stock”), outstanding as of February 29, 2016. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as outstanding all shares of capital stock that a person would receive upon exercise of stock options held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. For purposes of calculating the total percentage beneficially owned only, we have assumed the exercise of all outstanding warrants to purchase our common stock (“Warrants”) by all holders of Warrants into shares of Class A common stock. As of February 29, 2016, there were 291,309 Warrants outstanding.

Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address for each beneficial owner who is also a director or executive officer is 435 North Michigan Avenue, Chicago, Illinois 60611.

Name and Address of Owner	Class of Common Stock	Number of Shares Beneficially Owned(11)	Percentage of Class Beneficially Owned	Total Percentage Beneficially Owned**
Principal shareholders:
Oaktree Tribune, L.P.(1)	Class A	14,145,447	15.3%	15.3%
PRIMECAP Management Company(2)	Class A	7,091,550	7.7%	7.7%
Manning & Napier Advisors, LLC(3)	Class A	6,832,944	7.4%	7.4%
Investment funds managed by Angelo, Gordon & Co. L.P.(4)	Class A	6,667,790	7.2%	7.2%
Entities affiliated with JPMorgan Chase Bank, N.A.(5)	Class A	6,190,642	6.7%	6.7%
Harris Associates L.P.(6)	Class A	5,989,535	6.5%	6.5%
The Vanguard Group(7)	Class A	5,175,534	5.6%	5.6%
T. Rowe Price Associates, Inc.(8)	Class A	5,061,988	5.5%	5.5%

Named executive officers and directors:
Peter Liguori(9)	Class A	311,716	*	*
Craig A. Jacobson	Class A	32,991	*	*
Bruce A. Karsh	Class A	21,449	*	*
Michael Kreger	Class A	8,522	*	*
Ross Levinsohn	Class A	20,571	*	*
Peter E. Murphy(9)	Class A	18,366	*	*
Laura R. Walker	Class A	10,654	*	*
Chandler Bigelow(9)	Class A	67,198	*	*
John Batter(9)	Class A	8,268	*	*

Name and Address of Owner	Class of Common Stock	Number of Shares Beneficially Owned(11)	Percentage of Class Beneficially Owned	Total Percentage Beneficially Owned**
Edward P. Lazarus(9)	Class A	61,587	*	*
Lawrence Wert(9)	Class A	53,483	*	*
Steven Berns(10)	Class A	—	—	—
All current directors and executive officers as a group (13 persons)(9)	Class A	684,628	*	*

*	Represents less than one percent
**	For purposes of calculating this percentage only, we have assumed the exercise of all Warrants by all holders of Warrants into shares of Class A common stock.
(1)	According to the Schedule 13G filed by Oaktree Capital Management, L.P., as of December 31, 2015, Oaktree Tribune, L.P. beneficially owned 14,145,447 shares of Class A common stock. The general partner of Oaktree Tribune, L.P. is Oaktree AIF Investments, L.P. (“AIF Investments”). The general partner of AIF Investments is Oaktree AIF Holdings, Inc. (“AIF Holdings”). The holder of all of the voting shares of AIF Holdings is Oaktree Capital Group Holdings, L.P. (“OCGH”). The general partner of OCGH is Oaktree Capital Group Holdings GP, LLC (“OCGH GP”). The media company business of OCGH GP is managed by a media company committee, which controls the decisions of OCGH GP with respect to the vote and disposition of the shares held by Oaktree Tribune, L.P. The members of such committee are Howard S. Marks, Bruce A. Karsh, John B. Frank, David M. Kirchheimer and Stephen A. Kaplan. All members of such committee disclaim beneficial ownership of the shares shown as beneficially owned by Oaktree Tribune, L.P. Excludes 34,940 shares of Class A common stock and 7,312 RSUs held by OCM FIE, LLC, an Oaktree affiliated entity, granted to OCM FIE, LLC in consideration for the service of Bruce A. Karsh and Michael Kreger on our Board of Directors. The address of Oaktree Tribune, L.P. is 333 S. Grand Avenue, 28th Floor, Los Angeles, California 90071.
(2)	According to the Schedule 13G filed by PRIMECAP Management Company, as of December 31, 2015, PRIMECAP Management Company beneficially owned 7,091,550 shares of Class A common stock. PRIMECAP Management Company reported sole voting power with respect to 4,320,250 shares and sole dispositive power with respect to 7,091,550 shares. The address of PRIMECAP Management Company is 225 South Lake Ave. #400, Pasadena, CA 91101.
(3)	According to the Schedule 13G filed by Manning & Napier Advisors, LLC, as of December 31, 2015, Manning & Napier Advisors, LLC beneficially owned 6,832,944 shares of Class A common stock. Manning & Napier Advisors, LLC reported sole voting power with respect to 5,930,674 shares and sole dispositive power with respect to 6,832,944 shares. The address of Manning & Napier Advisors, LLC is 290 Woodcliff Drive, Fairport, NY 14450.
(4)	According to the Schedule 13G filed by Angelo, Gordon & Co. L.P., as of December 31, 2015, investment funds managed by Angelo, Gordon & Co. L.P. beneficially owned 6,667,790 shares of Class A common stock. Angelo, Gordon & Co. L.P. reported sole voting power and sole dispositive power with respect to 6,667,790 shares. The address of Angelo, Gordon & Co. L.P. is 245 Park Ave., 26th Floor, New York, NY 10167.
(5)	According to the Schedule 13G filed by JPMorgan Chase & Co., as of December 31, 2015, JPMorgan Chase & Co. together with its wholly-owned subsidiaries Isolieren Holding Corp. and J.P. Morgan Securities LLC beneficially owned 6,190,642 shares of Class A common stock. J.P. Morgan Chase & Co reported sole voting power and sole dispositive power with respect to 6,190,642 shares. JPMorgan Chase & Co. is a publicly traded company. The address of JPMorgan Chase & Co. is 270 Park Ave., New York, NY 10017.
(6)	According to the Schedule 13G filed by Harris Associates L.P., as of December 31, 2015, Harris Associates L.P., together with its general partner, Harris Associates Inc., beneficially owned 5,989,535 shares of Class A common stock. Harris Associates L.P., together with its general partner, Harris Associates Inc., reported sole voting and sole dispositive power with respect to 5,456,645 shares. The address of Harris Associates L.P. and Harris Associates Inc. is 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606.

(7)	According to the Schedule 13G filed by The Vanguard Group, as of December 31, 2015, The Vanguard Group beneficially owned 5,175,334 shares of Class A common stock. The Vanguard Group reported sole voting power with respect to 57,202 shares and sole dispositive power with respect to 5,122,932 shares. The Vanguard Group reported shared dispositive power with respect to 52,602 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(8)	According to the Schedule 13G filed by T. Rowe Price Associates Inc., as of December 31, 2015, T. Rowe Price Associates, Inc. beneficially owned 5,061,988 shares of Class A common stock. T. Rowe Price Associates, Inc. reported sole voting power with respect to 1,046,566 shares and sole dispositive power with respect to 5,061,988 shares. The address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.
(9)	For each of the executive officers, includes options to purchase shares of Class A common stock which are currently exercisable or which will become exercisable within 60 days of the determination date. For Mr. Murphy, includes shares underlying deferred stock units.
(10)	Mr. Berns is no longer an employee of Tribune Media Company. The business address for Mr. Berns is Shutterstock, Inc., 350 Fifth Avenue, 21st Floor, New York, New York 10118.
(11)	The amounts represented in this column are rounded to the nearest whole number.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports and reports of change in ownership in the Company’s common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations from the Company’s officers and directors, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during fiscal 2015, except that, inadvertently, in connection with the commencement of the Company’s regular quarterly dividend payments on its shares of Class A common stock, a Form 4 to report the first accrual of dividend equivalents on outstanding restricted stock unit awards was filed late by each of our executive officers (Messrs. Liguori, Berns, Wert, Lazarus, Cherniss, Batter and Litman and Ms. Hughes), directors (Messrs. Jacobson, Levinsohn and Murphy and Ms. Walker) and OCM FIE, LLC (an affiliate of Oaktree Capital Group Holdings GP, LLC, which received equity compensation for the board service of current and past directors that are also employees of Oaktree Capital Management, L.P.).

RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

Our Board of Directors has updated our policy for the review, approval or ratification of “related party” transactions (such policy, the “Related Person Transactions Policy”). Under the Related Person Transactions Policy, a “related party” includes our directors, director nominees, executive officers and greater than 5% shareholders, and any of their immediate family members, and a “transaction” includes one in which (1) the total amount may exceed $120,000, (2) the Company is a participant, and (3) a related party will have a direct or indirect material interest (other than as a director or a less than 10% owner of another entity, or both).

The Related Person Transactions Policy provides that, where a related party transaction could result in a conflict of interest, it will be reviewed and approved by our Audit Committee. Only those related party transactions that are consistent with our best interests will be finally approved. In making this determination, all available and relevant facts and circumstances will be considered, including the benefits to us, the impact of the transaction on the related party’s independence, the availability of other sources of comparable products or services, the terms of the transaction and the terms available from unrelated third parties.

Registration Rights Agreement

Tribune, Oaktree Tribune, L.P. (the “Oaktree Funds”), entities affiliated with JPMorgan Chase Bank, N.A. (the “JPMorgan Entities”) and investment funds managed by Angelo, Gordon & Co., L.P. (the “Angelo Gordon Funds”) are parties to the Registration Rights Agreement, which grants the Oaktree Funds, the JPMorgan Entities and the Angelo Gordon Funds specified demand and piggyback registration rights with respect to our common stock. Under the Registration Rights Agreement, we are required to use reasonable best efforts to effect the registration under the Securities Act of 1933, as amended (the “Securities Act”), of our common stock as requested by the holders of our securities that are a party to the Registration Rights Agreement, at our own expense. In addition, if we determine to register our common stock under the Securities Act, such holders will have the right to require us to use our reasonable best efforts to include in our registration statement shares of our common stock held by them, subject to certain limitations. The Registration Rights Agreement also provides for us to indemnify certain of our stockholders in connection with the registration of our common stock.

On August 4, 2014, we completed a separation transaction (the “Publishing Spin-off”), resulting in the spin-off of the assets and certain liabilities of the businesses primarily related to our principal publishing operations, other than owned real estate and certain other assets (the “Publishing Business”), through a tax-free, pro rata dividend to our stockholders and warrantholders of 98.5% of the shares of common stock of Tribune Publishing Company (“Tribune Publishing”), and we retained 1.5% of the outstanding common stock of Tribune Publishing. The Publishing Business consisted of newspaper publishing and local news and information gathering functions that operated daily newspapers and related websites, as well as a number of ancillary businesses that leveraged certain of the assets of those businesses. As a result of the completion of the Publishing Spin-off, Tribune Publishing operates the Publishing Business as an independent, publicly-traded company. In connection with the Publishing Spin-off, each of the Oaktree Funds, the JPMorgan Entities and the Angelo Gordon Funds agreed to forebear from exercising their demand and piggyback registration rights with respect to our common stock pursuant to the Registration Rights Agreement for a period of six months following the completion of the Publishing Spin-off. This summary is qualified in its entirety by reference to the Registration Rights Agreement, which was filed as an exhibit to our annual report on Form 10-K.

Arrangements with Related Parties

JPMorgan Chase Bank, N.A., an affiliate of the JPMorgan Entities (a holder of more than 5% of our common stock), has acted as lender and agent to us under our secured credit facility entered into by us and certain of our operating subsidiaries as guarantors, with a syndicate of lenders led by JP Morgan Chase Bank, N.A. in connection with our acquisition of Local TV on December 27, 2013 (the “Secured Credit Facility”), for

which it has received customary fees, commissions, expenses and other compensation, and J.P. Morgan Securities LLC, an affiliate of the JPMorgan Entities, has acted as an initial purchaser in connection with the issuance of our 5.875% Senior Notes due 2022 and as an underwriter in a secondary offering of equity securities of the Company, for which it received customary fees and reimbursement of expenses. JPMorgan Chase Bank, N.A. also acted as lender and agent under Tribune Publishing’s senior term facility for which it has received customary fees, commissions, expenses and other compensation. In connection with the Publishing Spin-off, J.P. Morgan Securities LLC, an affiliate of the JPMorgan Entities, served as our financial advisor, pursuant to which it received $8.0 million in fees. In addition, affiliates of the JPMorgan Entities have provided us with other investment banking and commercial banking services for which they have received customary fees and commissions.

Our company-sponsored pension plan assets include an investment in a loan fund limited partnership managed by Oaktree Capital Management, L.P., which is affiliated with the Oaktree Funds, a principal shareholder of the Company. The fair value of this investment was $30 million and $31 million at December 31, 2015 and December 28, 2014, respectively. The pension plan assets have included an investment in this fund since 2008.

The Secured Credit Facility syndicate of lenders includes funds affiliated with Oaktree Capital Management, L.P., which is affiliated with the Oaktree Funds. These funds held $38 million and $56 million of the Company’s term loans and former term loans at December 31, 2015 and December 28, 2014, respectively.

REPORT OF THE AUDIT COMMITTEE

This report of the Audit Committee is required by the Securities and Exchange Commission (“SEC”) and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

The principal purpose of the Audit Committee is to assist the Board of Directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The Audit Committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm for 2015, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2015 with management and with PwC. These audited financial statements are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

The Audit Committee has also discussed with PwC the matters required to be discussed by Auditing Standard No. 16 adopted by the Public Company Accounting Oversight Board (United States) regarding “Communication with Audit Committees.”

The Audit Committee also has received and reviewed the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from us.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

The Audit Committee

Peter E. Murphy (Chair)

Craig A. Jacobson

Ross Levinsohn

PROPOSAL 1: ELECTION OF DIRECTORS

The following individuals are nominated for election this year as Class III directors:

•	Bruce A. Karsh

•	Ross Levinsohn

•	Peter E. Murphy

If elected, each of these individuals will serve as a Class III director until the 2019 Annual Meeting of Stockholders and until his successor has been elected and qualified, or until his earlier death, resignation or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our Board of Directors may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a Class III director.

The relevant experiences, qualifications, attributes or skills of each nominee that led our Board of Directors to recommend the above persons as a nominee for director are described in the section entitled “Directors, Executive Officers and Corporate Governance.”

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE CLASS III NOMINEES LISTED ABOVE.

PROPOSAL 2: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, the Company’s stockholders are entitled to approve, on an advisory basis, the compensation of our named executive officers. This non-binding advisory vote, commonly known as a “Say on Pay” vote, gives our stockholders the opportunity to express their views on the compensation of our NEOs.

As described in the “Executive Compensation–Compensation Discussion and Analysis” section of this proxy statement (the “CD&A”), our NEOs’ compensation is weighted towards variable compensation (annual and long-term incentives), where actual amounts earned by our NEOs may differ from targeted amounts based on the Company’s success and individual performance.

The goal of our executive compensation program has been and continues to be to support the successful recruitment and retention of highly motivated, qualified and experienced executives through a pay-for-performance culture, so we can achieve our business objectives and optimize our long-term financial returns. In furtherance of those goals, the Compensation Committee strives to structure our compensation programs in a manner that focuses the attention of our NEOs on the strategic, operational and financial performance of the Company, and encourages our NEOs to meet long-term performance objectives and increase stockholder value. To do so, the Compensation Committee uses a combination of short-term incentive cash compensation and long-term equity incentive compensation to motivate and reward executives who are able to significantly influence our long-term financial success in a way that maximizes stockholder value and supports our shorter term business goals.

The Compensation Committee recognizes the developing nature of our growing business and uses a measure of flexibility in recognizing and rewarding performance. The Compensation Committee aims to compensate our NEOs in a manner that is market-competitive and consistent with our business strategy, sound corporate governance principles, and stockholder interests. We believe our compensation programs are effective, appropriate and strongly aligned with the long-term interests of our stockholders.

For these reasons, our Board of Directors is asking our stockholders to vote “For” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and accompanying narrative discussion, is hereby APPROVED.”

As you consider this Proposal, we urge you to read the CD&A contained in this proxy statement for additional details on our executive compensation principles and programs, and to review the tabular disclosures regarding the compensation of our NEOs together with the accompanying narrative disclosures.

As an advisory vote, this Proposal is not binding on our Board of Directors or the Compensation Committee. However, our Board of Directors and the Compensation Committee value the opinions of our stockholders, and will carefully consider the outcome of the vote when making future compensation decisions for our named executive officers.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NEOS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2016 fiscal year, and recommends that the stockholders vote for ratification of such selection. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, available to respond to appropriate questions from those attending the meeting and will have an opportunity to make a statement, if they desire to do so.

Audit Fees and Related Fees

The following table sets forth the fees paid to PricewaterhouseCoopers LLP for professional services rendered for fiscal 2015 and 2014 (in thousands):

Type of Fees(1)	2015	2014
Audit Fees(2)	$6,217	$4,927
Audit-Related Fees(3)	360	403
Tax Fees(4)	—	100
All Other Fees(5)	113	113

Total	$6,690	$5,543

(1)	All fees are categorized in accordance with SEC definitions and rules and include out of pocket expenses.
(2)	Audit Fees include professional services rendered in connection with the annual audit of our consolidated financial statements and reviews of our unaudited condensed consolidated interim financial statements each quarter. In fiscal 2015, audit fees also included audit work related to: (a) the Registration Statement on Form S-1 and the amendment thereto and (b) the acquisitions of Infostrada Statistics B.V., SportsDirect Inc., Covers Media Group and Enswers Inc. in May 2015. In fiscal 2014, audit fees also included audit work related to: (a) the Publishing Spin-off (2013 financial statements, amendments to the Registration Statement on Form 10 and discontinued operations); (b) Tribune Media’s Registration Statement on Form 10 and amendments thereto; and (c) the acquisitions of Gracenote, Inc. (January 31, 2014), What’s On India Media Private Limited (July 4, 2014), Baseline, LLC (August 29, 2014) and HWW Pty Ltd (October 1, 2014).
(3)	Audit-Related Fees include services performed in connection with employee benefit plan audits and certain transactions.
(4)	Tax Fees are fees for permissible tax compliance, tax advice and tax planning. In fiscal 2014, this included a transaction cost analysis related to the Publishing Spin-off.
(5)	All Other Fees include professional services in connection with preparation of employee benefit plan annual reports (Form 5500), market research, accounting research software and benchmarking studies/assessments.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act of 2002, the Charter of our Audit Committee provides that the Audit Committee has the sole responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to exceptions equivalent to the de minimis exception set forth in Section 10A(i)(1)(B) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services to be provided to the Company by its independent auditors and the related fees. Pursuant to its charter and in compliance with rules of the SEC and Public Company Accounting Oversight Board (“PCAOB”), the Audit Committee has established a pre-approval policy and procedures that require the pre-approval of all services to be performed by the independent auditors. The independent auditors may be considered for other services not specifically approved as audit services or audit-related services and tax services so long as the services are not prohibited by SEC or PCAOB rules and would not otherwise impair the independence of the independent auditor.

All of the services performed by PricewaterhouseCoopers LLP during the 2015 and 2014 fiscal years were approved in advance by the Audit Committee pursuant to the foregoing pre-approval policy and procedures.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR.

PROPOSAL 4: APPROVAL OF THE TRIBUNE MEDIA COMPANY 2016 INCENTIVE COMPENSATION PLAN

I. Introduction

The Tribune Media Company 2016 Incentive Compensation Plan (the “2016 Plan”) was adopted by our Board of Directors and its Compensation Committee on March 21, 2016, subject to shareholder approval. The 2016 Plan will replace the 2013 Equity Incentive Plan and is being adopted in order to, among other things, increase the number of shares available for incentive grants to attract and retain top talent, provide for the deductibility of performance-based equity compensation granted to senior level management and bring our equity compensation practices in line with public companies operating in the broadcasting, content creation and data/digital spaces of the media industry.

The Board of Directors believes that the 2016 Plan will be an important part of our overall compensation program. The 2016 Plan will enable us to provide competitive levels of compensation needed to attract and retain high-quality executives, managers, employees and third party service providers, and to strengthen the alignment with our shareholders.

II. Key Highlights of the 2016 Incentive Compensation Plan

Plan Administrator	The Compensation Committee, or any other committee designated by the Board of Directors to administer the 2016 Plan

Award Types	Equity awards generally, including non-qualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance share units (“PSUs”), performance units, cash-based awards, other stock-based awards, covered employee annual incentive awards, or any combination of the foregoing, as determined by the Compensation Committee

Effective Date	Date of shareholder approval

Plan Term	Ten (10) years (subject to earlier termination by the Compensation Committee in accordance with the terms of the 2016 Plan)

Eligibility	All employees and third party service providers (other than those providing certain services) may be eligible to participate in the 2016 Plan if selected by the Compensation Committee

2016 Plan Share Authorization	5,100,000

III. Description of the 2016 Plan

The 2016 Plan allows the Company to use equity- and cash-based incentive awards to attract, retain and motivate its employees and third party service providers. Awards that will be granted under the 2016 Plan are intended to help align the interests of employees and other service providers with those of the Company and its shareholders and encourage award recipients to devote their best efforts to our long-term success.

The 2016 Plan will become effective upon shareholder approval and, in the absence of an earlier termination by the Compensation Committee, will terminate ten (10) years later.

A summary of the material features of the 2016 Plan is provided below, but does not replace or modify the terms of the 2016 Plan document, which is attached as Appendix A to this proxy statement. This summary should be read in conjunction with, and is qualified in its entirety by, the 2016 Plan document.

IV. 2016 Plan Share Authorization

Subject to certain adjustments due to corporate events or transactions (as described more fully in the 2016 Plan document), the number of shares of Class A common stock authorized to be granted under the 2016 plan is equal to the sum of (A) 4,552,334 (consisting of new or treasury shares), (B) the number of shares not issued or subject to outstanding awards under the 2013 Equity Incentive Plan (547,666 as of March 1, 2016) and (C) any shares subject to the approximately 4 million awards outstanding (as of March 1, 2016) under the 2013 Equity Incentive Plan that on or after the effective date of the 2016 Plan cease to be subject to such awards (other than by reason of exercise or settlement of the awards under the 2013 Equity Incentive Plan). Notwithstanding the previous sentence, the number of shares available for issuance under the 2016 plan shall not exceed 5,100,000. The 2016 plan places a limit of 5,100,000 on the number of shares that may be issued pursuant to ISOs.

Any shares of Class A common stock related to awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares of Class A common stock, are settled in cash in lieu of shares of Class A common stock, or are exchanged with the Compensation Committee’s permission, prior to the issuance of shares of Class A common stock, for awards not involving shares of Class A common stock, will be available again for future issuances under the 2016 Plan. In addition, to the extent any shares of Class A common stock are used to satisfy the exercise price of stock options granted under the 2016 Plan or any tax withholding requirement in connection with awards granted under the 2016 Plan, such shares of Class A common stock will not be considered granted under the 2016 Plan and will be available for future issuances.

If the 2016 Plan is approved by the shareholders, no additional awards will be made after the date of its approval under the 2013 Equity Incentive Plan, though awards previously granted under the 2013 Equity Incentive Plan will remain outstanding in accordance with their terms.

Except with respect to a maximum of five percent (5%) of the authorized shares or, in the Compensation Committee’s discretion, in the event of a participant’s death, disability, retirement or a change in control, no award may vest sooner than twelve (12) months from its date of grant.

V. Equity Dilution of Incentive Plans

The following table sets forth the number of shares authorized for future issuance along with the equity dilution represented by the shares available for future awards as a percentage of the shares of Class A common stock outstanding on March 1, 2016.

Upon shareholder approval of the 2016 Plan, there will be no new shares granted from the 2013 Equity Incentive Plan, even if shares remain available in the 2013 Equity Incentive Plan (as discussed above).

Share Authorization

	Total Shares Available	Equity Dilution: Percent of Basic Common Shares Outstanding(1)
Shares authorized for future awards under the 2013 Equity Incentive Plan as of March 1, 2016	547,666	0.6%

Requested shares available in the 2016 Plan	4,552,334 new shares, plus 547,666 shares available under the 2013 Equity Incentive Plan (total of 5.1 million shares), plus up to approximately 4 million shares underlying awards outstanding under the 2013 Equity Incentive Plan that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares)	5.5%

Total shares authorized for future awards to employees after approval of the 2016 Plan	4,552,334 new shares, plus 547,666 shares available under the 2013 Equity Incentive Plan (total of 5.1 million shares), plus up to approximately 4 million shares underlying awards outstanding under the 2013 Equity Incentive Plan that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares)	5.5%

Requested shares available in the 2016 Non-Employee Director Plan (see proposal 5 below)	200,000	0.2%

Total Shares authorized for future awards after approval of the 2016 Plan and the 2016 Non-Employee Director Plan (see proposal 5 below)	4,752,334 new shares, plus 547,666 shares available under the 2013 Equity Incentive Plan (total of 5.3 million shares available under the 2016 Plan and the 2016 Non-Employee Director Plan), plus up to approximately 4 million shares underlying awards outstanding under the 2013 Equity Incentive Plan that cease to be subject to such awards for any reason (other than by exercise for, or settlement in, shares)	5.7%

(1)	Uses common shares outstanding of 92,409,493 shares as of February 15, 2016, as reported in our Annual Report on Form 10-K for the year ended December 31, 2015.

The equity overhang, which represents the potential dilution to which the Company’s stockholders are exposed as a result of stock-based compensation that may be awarded under all of our equity plans, was 9.65% (calculated as (x) the sum of (i) total shares issuable upon exercise of outstanding stock options and vesting of outstanding restricted stock and restricted stock units plus (ii) total shares available for future awards divided by (y) shares of Class A common stock outstanding, plus (b) the number represented by clause (x)).

Actual future equity dilution will be impacted by the following factors:

•	The number and types of awards that are actually granted under the 2016 Plan.

•	The price of Company stock when determining the value of the equity grants to be awarded to Participants.

•	The number of performance-based awards actually earned and paid out (the equity overhang of 9.65% assumes all performance-based awards are earned at target).

•	The extent to which the Company conducts share buybacks, which mitigate potential equity dilution.

The following table sets forth information regarding outstanding stock options and restricted stock and restricted stock units as of March 1, 2016:

Outstanding Equity Awards as of March 1, 2016

Stock Options
Number Outstanding	2,603,243
Weighted Average Exercise Price	$45.69
Weighted Average Remaining Term	9 years
Number of Full Value Awards Outstanding (restricted stock units and performance share units)	1,397,340

VI. Run Rate

We grant equity awards at market competitive levels to ensure that the overall compensation program attracts, retains and motivates our employees. Run rate is generally calculated as (x) the sum (i) all stock options and non-performance restricted stock and restricted stock units granted in a fiscal year, plus (ii) actual performance shares vested in a fiscal year, divided by (y) the weighted average number of shares of Class A common stock outstanding for that fiscal year.

The following table sets forth information regarding awards granted and earned, the run rate for each of the last three fiscal years, and the average run rate over the last three years.

	Run Rate
	2013	2014	2015	3-Year Average
(A) Stock Options granted	375,143	769,935	449,197	531,425
(B) Time-vested Restricted Stock Units Granted and actual performance-based performance share units earned in shares	443,267	525,916	453,838	474,340
(C) Weighted average basic common shares outstanding for fiscal year	88,037,000	96,689,000	95,060,000	93,262,000
Run Rate [((A+B)/C)*100)]	0.93%	1.34%	0.95%	1.07%

VII. Participant Award Limits

The 2016 Plan imposes annual per-participant award limits as follows:

Award(s)	Plan Year Limit
Options	1,000,000 shares
SARs	1,000,000 shares
Restricted Stock or RSUs	500,000 shares
Performance Shares, PSUs, or Performance Units	500,000 shares, or value of 500,000 shares
Cash-Based Awards	The greater of $5,000,000 and the value of 500,000 shares
Other Stock-Based Awards	500,000 shares
Covered Employee Annual Incentive Awards	50% of the total incentive pool, which is calculated as 5% of Adjusted EBITDA (as defined in the 2016 Plan) plus dividends received by the company from its equity investment for the plan year.

VIII. Administration

The Compensation Committee is responsible for administering the 2016 Plan and has the discretionary power to interpret the terms and intent of the 2016 Plan and any related documentation, to determine eligibility for awards and the terms and conditions of awards, and to adopt rules, regulations, forms, instruments, and guidelines. The Compensation Committee may delegate administrative duties and powers to one or more of its members or to one or more officers, agents, or advisors. The Compensation Committee may also, by resolution, delegate to one or more officers or directors of the Company (other than officers subject to Section 16 of the Exchange Act) the power to designate individuals to be recipients of awards and to determine the size of any such awards.

IX. Eligibility

All employees and third party service providers (other than those providing certain broker-dealer related services) who are selected by the Compensation Committee are eligible to participate in the 2016 Plan. There are currently approximately 650 employees who participate in the 2013 Equity Incentive Plan.

X. Types of Awards

The 2016 Plan provides that the Compensation Committee may grant awards of various types. A description of each of the types of awards follows. For purposes of award grants, the fair market value (“FMV”) of a share of Class A common stock is determined by reference to market prices on a particular trading day or on an average of trading days. If the company’s stock is not publicly traded at the time a determination of fair market value must be made, the Compensation Committee shall, in such manner as it deems appropriate, determine fair market value.

Stock Options. The Compensation Committee may grant both NQSOs and ISOs to purchase shares of Class A common stock under the 2016 Plan. Eligibility for ISOs is limited to employees of Tribune and its corporate subsidiaries (as determined under IRS rules). The exercise price of an option cannot be less than the FMV of a share of Class A common stock on the date of grant of the option. Subject to certain limited extensions (for NQSOs only), the latest expiration date of any option cannot be later than the tenth (10th) anniversary of the date of grant. The exercise price may be paid with cash or its equivalent, with previously acquired shares of Class A common stock, or by other means approved by the Compensation Committee. If not yet exercised, and so long as the FMV of the company’s Class A common stock exceeds the exercise price, all vested options will be automatically exercised (in a cashless exercise or such other method specified by the Compensation Committee) on the last trading day prior to their expiration.

Stock Appreciation Rights. The Compensation Committee may grant SARs under the 2016 Plan. The grant price of a SAR cannot be less than the FMV of a share of Class A common stock on the date of grant of the SAR. SARs may be exercised upon whatever terms and conditions the Compensation Committee, in its sole discretion, imposes, and, so long as the FMV of the company’s Class A common stock exceeds the grant price, will be automatically exercised on the last trading day prior to their expiration. Upon exercise of a SAR, the holder will receive from Tribune either cash or shares of Class A common stock, in either case equal in value to the difference between the FMV of the Class A common stock subject to the SAR and the grant price.

Restricted Stock and Restricted Stock Units. The Compensation Committee may award restricted stock and RSUs under the 2016 Plan. Restricted stock awards consist of shares of Class A common stock that are transferred to the recipient subject to restrictions that may result in forfeiture if specified conditions are not satisfied. In contrast, RSU awards are settled in cash, shares of Class A common stock, or a combination of both, only after specified conditions are satisfied. A holder of restricted stock is treated as a current shareholder entitled to dividends and, unless otherwise determined by the Compensation Committee, voting rights. A holder of RSUs, however, is treated as a shareholder, with concomitant dividend and voting rights, only if shares of Class A common stock are delivered, if at all, upon the satisfaction of specified conditions.

Performance Shares, Performance Share Units and Performance Units. Performance share, PSU and performance unit awards may be granted under the 2016 Plan. The initial value of performance shares and PSUs will be equal to the FMV of the Company’s stock on date of grant. Performance units, on the other hand, will have an initial value that is determined by the Compensation Committee at the time of grant. Performance-based awards will be earned only if performance goals established by the Compensation Committee and measured over the course of pre-determined performance periods are met. The performance goals may vary from participant to participant, group to group, and period to period. Performance goals may be established on an absolute or relative basis, and may be based on increases or decreases relative to a prior period. The performance goals for performance shares, PSUs, performance units and any other awards granted under the 2016 Plan that are intended to constitute “qualified performance-based compensation” for purposes of Section 162(m) of the Code, including the Covered Employee Annual Incentive Awards described below (which are subject to specific criteria), will be based upon one or more of the following financial and non-financial metrics:

•	Net earnings or net income (before or after taxes);

•	Earnings per share;

•	Net sales or revenue growth;

•	Net operating profit;

•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

•	Earnings before or after taxes, interest, depreciation, and/or amortization;

•	Retained earnings;

•	Gross or operating margins;

•	Productivity ratios;

•	Share price (including, but not limited to, growth measures and total shareholder return);

•	Expense targets;

•	Margins;

•	Operating efficiency;

•	Operating expense ratios;

•	Market share;

•	Customer satisfaction;

•	Acquisition or divestiture activity;

•	Management succession planning;

•	Diversity;

•	Legal effectiveness;

•	Handling of SEC or environmental matters;

•	Working capital targets and change in working capital; and

•	Economic value added (“EVA”) (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

The Compensation Committee will determine whether the performance targets or goals that have been chosen for a particular performance award have been met and may provide in an award that any evaluation of performance may include or exclude any of the following that occur during the performance period to which the award is subject: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or infrequently occurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items or any successor accounting standard (unless amended, repealed, or rescinded), and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) discontinued operations, (h) asset impairment, and (i) foreign currency gains and losses.

Awards that are designed to qualify as performance-based compensation for purposes of Section 162(m) may not be adjusted upward. However, the Compensation Committee has the discretion to adjust these awards downward. In addition, the Compensation Committee has the discretion to grant awards that do not qualify as performance-based compensation for purposes of Section 162(m). Further, because of uncertainties as to the application of Section 162(m), no assurance can be given that awards intended by the Company to qualify as performance-based compensation for purposes of Section 162(m) will in fact do so. Generally, performance-based awards may be paid in the form of cash, shares of Class A common stock, or in any combination, as determined by the Compensation Committee.

Cash-Based Awards. The Compensation Committee may grant cash-based awards under the 2016 Plan that specify the amount of cash to which the award pertains, the conditions under which the award will become vested and exercisable or payable, and such other conditions as the Compensation Committee may determine that are consistent with the terms of the 2016 Plan. Although based on a specified cash value, cash-based awards may be paid, in the Compensation Committee’s discretion, either in cash or by delivery of shares of Class A common stock.

Other Stock-Based Awards. The Compensation Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” that are not options, SARs, restricted stock, RSUs, performance shares, performance units or PSUs. The terms and conditions of each other stock-based award shall be determined by the Compensation Committee. Payment under any other-stock based award will be made in shares of Class A common stock or cash, as determined by the Compensation Committee.

Covered Employee Annual Incentive Awards. The Compensation Committee may designate any executive officer or other salaried employee (each such individual referred to as a “covered employee”) as the recipient of an annual incentive award based on a percentage of an incentive pool. The incentive pool is equal to five percent (5%) of the sum of the Company’s Adjusted EBITDA (as defined in the 2016 Plan) plus any dividends received by the company in connection with its equity investments during the plan year. The Compensation Committee will allocate the pool among the covered employees designated by the Compensation Committee; however, no covered employee can receive more than fifty percent (50%) of the incentive pool, and the sum of the incentive pool percentages for all covered employees cannot exceed 100 percent (100%) of the total pool. The Compensation Committee cannot adjust these awards upward in any way for any covered employee, including as a result of the reduction of any other person’s percentage, but retains the discretion to adjust the awards downward.

The covered employee annual incentive awards are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

XI. Dividend Equivalents

Any participant or award selected by the Compensation Committee may be granted dividend equivalents based on the dividends declared on shares of Class A common stock, to be credited as of dividend payment dates, during the period between the date the award (in respect of which dividend equivalents have been granted) is granted and the date the award is exercised, vests or expires, as determined by the Compensation Committee. Such dividend equivalents shall be converted to cash or additional shares by such formula and at such time and subject to such limitations as may be determined by the Compensation Committee. Notwithstanding the foregoing, if any award for which dividend equivalent has been granted has its vesting or grant dependent upon the achievement of one (1) or more performance measures, then the dividend equivalent shall accrue and only be paid to the extent the award becomes vested. Under no circumstances under the 2016 Plan may dividend equivalent be granted for any option or SAR.

XII. Termination of Employment

Unless otherwise determined by the Compensation Committee and set forth in an award, employment or other agreement between a participant and the Company, upon termination of a participant’s employment awards granted to the participant will be treated as follows:

Award	Termination without Cause	Termination upon Death or Disability	Termination For Cause
Options and SARs

Any unvested options or SARs will terminate as of the date of termination.

Any vested options or SARs will remain exercisable for a period of ninety (90) days following the termination, after which they will be forfeited if not exercised.

		All options and SARs become immediately exercisable for a period of one (1) year following termination.	All options and SARs, whether or not vested, will be immediately forfeited and terminate.

Restricted Stock and RSUs	All unvested restricted stock or RSUs will be immediately forfeited upon termination.	Any unvested restricted stock or RSUs will become immediately vested.	All unvested restricted stock or RSUs will be immediately forfeited upon termination.

Performance Shares, PSUs and Performance Units	Any outstanding performance shares, PSUs or performance units will be immediately forfeited upon termination.	Any outstanding performance shares, PSUs or performance units will remain outstanding until the end of the performance period and then vest pro rata.	Any outstanding performance shares, PSUs or performance units will be immediately forfeited upon termination.

All Other Awards	Any other awards will be immediately forfeited upon termination.	—	Any other awards will be immediately forfeited upon termination.

XIII. Treatment of Awards Upon a Change in Control

Unless the Compensation Committee determines that, following a change in control, the acquirer will honor or assume the original awards, or that the acquirer will replace the original awards with alternative awards that have substantially equivalent (or more favorable) terms and economic value as the original awards, awards granted under the 2016 Plan will be treated as follows upon a change in control:

•	Options and SARs. Each option and SAR will either (a) become immediately exercisable and remain outstanding or be paid out, as applicable, or (b) will be cancelled in exchange for an amount equal to (i) the price per share paid to shareholders in connection with the change in control, minus (ii) the exercise or grant price. If, however, the exercise or grant price of an option or SAR exceeds the price per share paid to shareholders in connection with the change in control, the Compensation Committee may cancel such options or SARs for no consideration.

•	Restricted Stock, RSUs and Other Stock-Based Awards. Either (a) the restricted period on all restricted stock, RSUs and other stock-based awards will lapse immediately prior to the change in control and shares underlying RSUs and other stock-based awards will be issued at that time or (b) each such award will be cancelled in exchange for an amount equal to the price per share paid to shareholders in connection with the change in control. Unless otherwise determined by the Compensation Committee, payment of amounts owed in respect of restricted stock, RSUs and other stock-based awards will be made on the same schedule and terms as payments made to shareholders in respect of shares of Class A common stock.

•	Performance Shares, PSUs and Performance Units. Unless otherwise determined at the time of grant of performance shares, PSUs and performance units, holders of such awards will be deemed to have earned a pro rata award equal to the product of (i) the holder’s target award opportunity with respect to such award, multiplied by (ii) the percentage of performance objectives achieved as of the date of the change in control.

•	Covered Employee Annual Incentive Awards. Covered employee annual incentive awards will not be accelerated or cancelled as a result of a change in control.

Payment of amounts owed to participants in connection with a change in control will be made in cash or, if determined by the Compensation Committee, in fully-vested shares of Class A common stock of the acquirer.

A “change in control” under the 2016 Plan generally means: (i) the acquisition by any person or entity of beneficial ownership of more than 50% (on a fully diluted basis) of either (A) the then-outstanding shares of Class A common stock or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; (ii) the persons serving on the Board of Directors during any 24-month period, including, with certain exceptions for changes in the composition of the Board of Directors occurring as a result of actual or threatened election contests or proxy solicitations, those replacements or additions approved by a two-thirds vote of the Board of Directors, cease to make up more than 50% or more of the Board of Directors; or (iii) certain corporate transactions or sales that require the approval of the Company’s stockholders.

XIV. Amendment of Awards or of the 2016 Plan, and Adjustment of Awards

The Compensation Committee may at any time and without shareholder approval alter, amend, modify, suspend, or terminate the 2016 Plan or any outstanding award in whole or in part, provided that no amendment of the 2016 Plan will be made without shareholder approval if shareholder approval is required by law or stock exchange rule. No amendment may adversely affect the rights of any participant without his or her consent under an outstanding award, unless specifically provided for in the 2016 Plan.

XV. New Plan Benefits

	Tribune Media Company 2016 Incentive Compensation Plan
Name and Position	Dollar Value ($)(1)	Number of PSUs(2)
Peter Liguori, President and Chief Executive Officer	$8,050,037	212,346
Chandler Bigelow, Executive Vice President and Chief Financial Officer	$2,639,332	69,621
Lawrence Wert, President, Broadcast Media	$728,024	19,204
Edward P. Lazarus, Executive Vice President, General Counsel, Chief Strategy Officer and Corporate Secretary	$2,639,332	69,621
John Batter, Chief Executive Officer, Gracenote and Executive Vice President, Tribune Media	$1,560,072	41,152
Executive Officer Group (7 persons)(3)	$16,677,595	439,926
Non-Executive Officer Employee Group (2 persons)(4)	$1,970,789	51,986

(1)	The amounts in this column represent the value of the PSUs that will be granted under the 2016 Plan using the closing price of the Company’s Class A common stock on March 1, 2016.
(2)	The amounts in this column represent the number of issuable PSUs that will be granted under the 2016 Plan, assuming maximum level of performance is achieved.
(3)	Seven (7) executive officers have been approved to receive grants of PSUs under the 2016 Plan.
(4)	Two (2) non-executive officer employees have been approved to receive grants of PSUs under the 2016 Plan.

With the exception of the awards represented in the table above, the future benefits or amounts that would be received under the 2016 Plan by executive officers and nonexecutive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts that would have been received by or allocated to such persons for the last completed fiscal year if the 2016 Plan had been in effect cannot be determined.

XVI. Federal Income Tax Consequences

NQSOs and SARs. In general, neither the grant of an option or a stock appreciation right under the 2016 Plan nor its vesting will give rise to any U.S. Federal income tax consequences for a participant or the Company. A U.S. citizen or tax resident (i.e., a U.S. participant) who is granted an option or a stock appreciation right will generally recognize ordinary income for U.S. Federal income tax purposes at the time the option or stock appreciation right is exercised or settled in an amount equal to, in the case of options, the excess of the aggregate fair market value of the shares of Class A common stock for which the option is exercised at such time over the aggregate exercise price for such shares and in the case of stock appreciation rights, the amount of cash or the fair market value of Class A common stock received on settlement (i.e., the spread between the then current market value of the Class A common stock and the grant price of the stock appreciation right). In the case of both options and stock appreciation rights, the Company will be entitled to a deduction equal to the U.S. participant’s ordinary income.

ISOs. Generally, if a U.S. participant is awarded an option that qualifies as an ISO under Section 422 of the Code, he or she will not recognize any taxable income at the time of grant or exercise. However, the excess of the FMV of the shares of Class A common stock acquired at the time of exercise over the exercise price will be included in the U.S. participant’s alternative minimum taxable income and may cause the U.S. participant to be subject to, or may increase liability for, alternative minimum tax. When the shares acquired on exercise of incentive stock options are sold, the U.S. participant will recognize long-term capital gain or loss, measured by the difference between the stock sale price and the exercise price, if the U.S. Participant meets certain holding period requirements. The Company will not be entitled to any deduction by reason of the grant or exercise of an incentive stock option. However, if a U.S. participant does not satisfy the required holding periods under Section 422 of the Code with respect to shares acquired through the exercise of an incentive stock option before selling the shares and consequently recognizes ordinary income, the Company will be allowed a deduction corresponding to the U.S. participant’s ordinary income.

Different tax rules apply if the U.S. participant holds more than 10% of the Company’s total voting power or if the U.S. participant pays any part of the exercise price with shares acquired upon exercise of an incentive option or if the shares are not held for the required holding periods.

Restricted Stock and Performance Shares. Generally, a U.S. participant will not recognize taxable income upon the grant of restricted stock or performance shares. At the time the stock is no longer subject to a substantial risk of forfeiture (as defined in Section 83 of the Code) or, if earlier, becomes transferable, a U.S. participant will recognize ordinary income in an amount equal to the fair market value of the shares which have become nonforfeitable or transferable and the Company will be entitled to a deduction in the same amount so long as the Company complies with applicable income tax reporting requirements. However, a U.S. participant may make an income recognition election under Section 83(b) of the Code, or an 83(b) Election, within 30 days of the grant of restricted or performance stock to recognize taxable ordinary income in the year the stock is awarded in an amount equal to its fair market value at the time of the award, determined without regard to the restrictions. In that event, any gain or loss realized upon the subsequent disposition of shares will be treated as capital gain or loss and the Company will be entitled to a deduction in the same amount so long as the Company complies with applicable income tax reporting requirements.

Limits on Deductibility. In order for the amounts awarded under the 2016 Plan to be deductible by the Company, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The Company’s ability to obtain a deduction for future payments under the 2016 Plan could be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The Company’s ability to obtain a deduction for amounts paid under the 2016 Plan could also be affected by Section 162(m) of the Code, which limits the deductibility of compensation paid to certain of our employees to $1 million during any taxable year. However, certain exceptions apply to this limitation in the case of performance-based compensation. As described above in the section entitled “X. Types of Awards—Performance Shares, Performance Share Units and Performance Units,” it is intended that the approval of the 2016 Plan by our stockholders will allow certain grants under the 2016 Plan to satisfy the requirements for performance-based compensation. However, it may not be possible or desirable in all cases to satisfy all of the requirements for the exception, and the Company may determine that in one or more cases it is in our best interests to not satisfy the requirements for the performance-based compensation exception under Section 162(m) of the Code. Further, because of uncertainties as to the application of Section 162(m), no assurance can be given that awards intended by the Company to qualify as performance-based compensation for purposes of Section 162(m) will in fact do so.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE TRIBUNE MEDIA COMPANY 2016 INCENTIVE COMPENSATION PLAN.

PROPOSAL 5: APPROVAL OF THE 2016 TRIBUNE MEDIA COMPANY STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

I. Introduction

The 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors (the “2016 Non-Employee Director Plan”) was adopted by our Board of Directors on March 21, 2016, subject to shareholder approval. The 2016 Non-Employee Director Plan is being adopted in order to, among other things, increase the number of shares available for incentive grants to attract and retain directors.

The following general description of material features of the 2016 Non-Employee Director Plan is qualified in its entirety by reference to the provisions of the 2016 Non-Employee Director Plan document, which is attached as Appendix B to this proxy statement. This summary should be read in conjunction with, and is qualified in its entirety by, the 2016 Non-Employee Director Plan document.

II. Highlights of the 2016 Non-Employee Director Plan

Plan Administrator	The Board of Directors, or any other committee designated by the Board of Directors to administer the 2016 Non-Employee Director Plan

Award Types	Class A common stock of the Company, stock options and other stock-based awards, including restricted stock and RSUs and cash compensation

Effective Date	Date of shareholder approval

Award Term	The term of each stock option or other stock-based award is ten (10) years.

Minimum Vesting Period	12 months for awards not fully vested at grant

Eligibility	Non-employee Directors

2016 Plan Share Authorization	200,000

III. Eligibility

Only non-employee directors who are selected by the Board of Directors are eligible to participate in the 2016 Non-Employee Director Plan. There are currently six (6) non-employee directors eligible to participate in the 2016 Non-Employee Director Plan.

IV. 2016 Non-Employee Director Plan Share Authorization

Subject to certain adjustments due to corporate events or transactions (as described more fully in the 2016 Non-Employee Director Plan document), the number of shares of Class A common stock authorized to be granted under the 2016 Non-Employee Director Plan is 200,000 (consisting of new or treasury shares).

If any award under the 2016 Non-Employee Director Plan expires or is exercised, cashed out, terminated or forfeited without payment being made in the form of Class A common stock, the shares subject to such award will again be available for distribution under the 2016 Non-Employee Director Plan. Similarly, shares used by a participant to pay withholding taxes or as payment for the exercise price of an award will again be available for distribution under the 2016 Non-Employee Director Plan.

V. Participant Grants

For each year of their service on the Board of Directors, non-employee directors serving as such will each receive an award having an aggregate FMV (as defined in “Proposal 4: Approval of the Tribune Media Company 2016 Incentive Compensation Plan”) no greater than $500,000 (with any fractional share, if applicable, being rounded up to the next whole share), as determined by the Board of Directors. The awards may be made in the form of shares of Class A common stock, stock options, other stock-based awards or any combination thereof, as determined by the Board of Directors in its sole discretion and may differ in amount among non-employee directors based on committee service.

Each non-employee director is also eligible to receive cash compensation in respect of his or her service on the Board of Directors in any fiscal year in an aggregate amount no greater than $250,000, payable in such amounts and at such times as the Board of Directors determines in its discretion.

Non-employee directors may elect to receive Class A common stock or awards under the 2016 Non-Employee Director Plan in lieu of any cash retainer or fee owed in respect of board service.

VI. General Terms of Stock Option and Other Stock-Based Awards

If the annual award is made in the form of stock options to purchase shares of Class A common stock, the exercise price of each such stock option will be the FMV of a share of Class A common stock on the date of grant. The term of each stock option or similar other stock-based award will be 10 years. Each stock option or other stock-based award will vest in not less than 12 months from the date of the grant. Such awards will be forfeited if the participant ceases to be a non-employee director during any vesting period.

VII. Deferred Stock Program

The Board of Directors may permit a participant to defer the receipt of shares of Class A common stock under the deferred stock program established by the 2016 Non-Employee Director Plan. Non-employee directors may elect to defer the receipt of the shares of Class A common stock awarded by timely filing an election to establish a notional deferred stock account in compliance with applicable tax rules and procedures established by the Board of Directors. Non-employee directors electing to defer shares under the deferred stock program must do so with respect to at least 25% of the number of shares the non-employee director would have received had an election not been made for a particular grant of awards. Each share of deferred Class A common stock (“deferred stock”) credited to such an account represents an unfunded obligation of the Company to issue a share of Class A common stock on a future payment date. Unless otherwise determined by the Board of Directors, the shares of deferred stock will earn dividend equivalents in the same amounts as cash dividends paid on shares of Class A common stock, and these amounts will be invested in additional shares of deferred stock.

VIII. Adjustments for Certain Corporate Transactions

In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, special cash dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Board of Directors, in order to prevent dilution or enlargement of participants’ rights under the 2016 Non-Employee Director Plan, shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the 2016 Non-Employee Director Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price applicable to outstanding Awards and other value determinations applicable to outstanding awards. The Board of Directors, in its sole discretion, may also make appropriate adjustments in the terms of any awards under the 2016 Non-Employee Director Plan to reflect such changes or distributions.

IX. Treatment of Awards Upon a Change in Control

In the event that the company undergoes a change in control (as defined in the 2016 Plan), awards granted under the 2016 Non-Employee Director Plan will be subject to the same treatment as awards granted under the 2016 Plan (as described in Section XIII of “Proposal 4: Approval of the Tribune Media Company 2016 Incentive Compensation Plan”), with a director’s removal from the Board of Directors being treated like an employee’s termination of employment.

X. Amendment of Awards or of the 2016 Non-Employee Director Plan, and Adjustment of Awards

At any time without shareholder approval, the Board of Directors may amend or terminate the 2016 Non-Employee Director Plan and the Board of Directors may amend any award under the 2016 Non-Employee Director Plan to comply with the laws, regulations, or accounting practices of a foreign country applicable to participants subject to the laws of such foreign country. Such amendment or adoption may not be made, however, without shareholder approval if such approval is required under applicable law, regulation, or stock exchange rule.

XI. New Plan Benefits

The future benefits or amounts that would be received under the 2016 Non-Employee Director Plan by non-employee directors are discretionary and are therefore not determinable at this time. If the 2016 Non-Employee Director Plan had been in effect at the end of the last completed fiscal year, the eligible non-employee directors would have received grants of RSUs valued at approximately $100,000 per individual.

XII. Federal Income Tax Consequences

NQSOs and SARs. In general, neither the grant of an option or a SAR under the 2016 Non-Employee Director Plan nor its vesting will give rise to any U.S. Federal income tax consequences for a participant or the Company. A U.S. citizen or tax resident, or a U.S. participant, who is granted an option or a stock appreciation right will generally recognize ordinary income for U.S. Federal income tax purposes at the time the option or stock appreciation right is exercised or settled in an amount equal to, in the case of options, the excess of the aggregate fair market value of the shares of Class A common stock for which the option is exercised at such time over the aggregate exercise price for such shares and in the case of stock appreciation rights, the amount of cash or the fair market value of Class A common stock received on settlement (i.e., the spread between the then current market value of the Class A common stock and the grant price of the stock appreciation right). In the case of both options and stock appreciation rights, the Company will be entitled to a deduction equal to the U.S. participant’s ordinary income.

Restricted Stock and Performance Shares. Generally, a U.S. participant will not recognize taxable income upon the grant of restricted stock or performance shares. At the time the stock is no longer subject to a substantial risk of forfeiture (as defined in Section 83 of the Code) or, if earlier, becomes transferable, a U.S. participant will recognize ordinary income in an amount equal to the fair market value of the shares which have become nonforfeitable or transferable and the Company will be entitled to a deduction in the same amount so long as the Company complies with applicable income tax reporting requirements. However, a U.S. participant may make an income recognition election under Section 83(b) of the Code, or an 83(b) Election, within 30 days of the grant of restricted or performance stock to recognize taxable ordinary income in the year the stock is awarded in an amount equal to its fair market value at the time of the award, determined without regard to the restrictions. In that event, any gain or loss realized upon the subsequent disposition of shares will be treated as capital gain or loss and the Company will be entitled to a deduction in the same amount so long as the Company complies with applicable income tax reporting requirements.

Limits on Deductibility. In order for the amounts awarded under the 2016 Non-Employee Director Plan to be deductible by the Company, the amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The Company’s ability to obtain a deduction for future payments under the 2016 Non-Employee Director Plan could be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of a service provider are not deductible.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2016 TRIBUNE MEDIA COMPANY STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

OTHER BUSINESS

The Board of Directors does not know of any matters which will be brought before the Annual Meeting other than those specifically set forth in the notice of meeting. If any other matters are properly introduced at the meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named in the enclosed proxy will have discretion to vote in accordance with their best judgment, unless otherwise restricted by law.

Whether or not you expect to attend the Annual Meeting, please complete, date and sign and promptly return the accompanying proxy in the enclosed postage paid envelope, or vote via the Internet or by telephone, so that your shares may be represented at the Annual Meeting.

By Order of the Board of Directors,

Peter Liguori

President and Chief Executive Officer

March 24, 2016

Appendix A

Tribune Media Company

2016 Incentive Compensation Plan

Effective [Date of Stockholders Meeting]

1

Tribune Media Company

2016 Incentive Compensation Plan

Article 1. Establishment, Purpose, and Duration

1.1 Establishment. Tribune Media Company, a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the Tribune Media Company 2016 Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, and Other Stock-Based Awards.

This Plan shall become effective upon shareholder approval (the “Effective Date”) and shall remain in effect as provided in Section 1.3 (Duration of this Plan) hereof.

1.2 Purpose of this Plan. The purpose of this Plan is to provide a means whereby Employees and Third Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Third Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3 Duration of this Plan. Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of this Plan by the Board, or (b) the Effective Date.

1.4 Grants Under Prior Plan Not Permitted after Effective Date. After the Effective Date, no grants will be made under the Prior Plan.

Article 2. Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1 “Affiliate” shall mean (i) any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract, or otherwise.

2.2 “Alternative Award” has the meaning set forth in Section 19.2 (Change in Control/Alternative Awards).

2.3 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3 (Shares Subject to this Plan and Maximum Awards/Annual Award Limits).

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2.4 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Share Units, Performance Units, Covered Employee Annual Incentive Awards, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.5 “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by a Participant.

2.6 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.8 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10 (Cash-Based Awards and Other Stock-Based Awards).

2.9 “Cause” means, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, with respect to any Participant, as determined by the Committee in its sole discretion:

(A)	The Participant’s failure to follow the lawful instructions of the Board or his direct superiors, in each case other than as a result of his incapacity due to physical or mental illness or injury, which failure has resulted in, or could reasonably be expected to result in, harm (whether financial, reputational, or otherwise) to the Company or an Affiliate; provided, however, that the Participant shall be provided a ten (10) day period to cure any of the events or occurrences described in this clause (A) hereof to the extent capable of cure during such 10-day period;

(B)	The Participant’s engaging in conduct harmful (whether financially, reputationally, or otherwise) to the Company or an Affiliate;

(C)	The Participant’s conviction of, or plea of guilty or no contest to, (x) a felony or (y) any other crime involving as a material element fraud or dishonesty;

(D)	The willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financial, reputational, or otherwise) to the Company or an Affiliate;

(E)	The willful violation by the Participant of the written policies of the Company or any of its Affiliates that has resulted in, or could reasonably be expected to result in, harm (whether financial, reputational, or otherwise) to the Company or an Affiliate;

(F)	The Participant’s fraud or misappropriation, embezzlement, or misuse of funds or property belonging to the Company (other than good faith expense account disputes);

(G)	The Participant’s act of personal dishonesty involving personal profit in connection with the Participant’s employment or service with the Company or an Affiliate;

(H)	The Participant’s material breach of any Award Agreement or other written agreement with the Company or any of its Affiliates, including an employment, consulting or severance agreement; or

(I)	The willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate.

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2.10 “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement (or any employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate) states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)	The acquisition, through a transaction or series of transactions (other than through a public offering of the Common Stock under the Securities Act or similar law or regulation governing the offering and sale of securities in a jurisdiction other than the United States), by any Person of Beneficial Ownership of more than 50% (on a fully diluted basis) of either (A) the then-outstanding shares of common stock of the Company taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(ii)	The date upon which individuals who, during any consecutive 24-month period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any person becoming a director subsequent to the date hereof whose election or nomination for election was approved by a vote of at least two thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be deemed an Incumbent Director; provided further, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed an Incumbent Director; or

(iii)	The consummation of a reorganization, recapitalization, merger, amalgamation, consolidation, statutory share exchange, or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer, or other disposition of all or substantially all of the business or assets of the Company to a third party purchaser that is not an Affiliate of the Company (a “Sale”), that in each case requires the approval of the Company’s stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale, (A) 50% or more of the total voting power of (x) the entity resulting from such Business Combination or the entity that has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has Beneficial Ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted or exchanged pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale and (B) no Person is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company).

2.11 “Change in Control Price” means the highest price per Share offered in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Committee as constituted before the Change in Control.

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2.12 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, and any successor thereto. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations and other interpretative guidance thereunder and any amendments or provisions to such section, regulations, or guidance.

2.13 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

2.14 “Company” means Tribune Media Company, a Delaware corporation, and any successor thereto as provided in Article 22 (Successors) herein.

2.15 “Covered Employee” means each executive officer of the Company and any other salaried Employee designated by the Committee as a recipient of a Covered Employee Annual Incentive Award.

2.16 “Covered Employee Annual Incentive Award” means an Award granted to a Covered Employee as described in Article 11 (Covered Employee Annual Incentive Awards).

2.17 “Director” means any individual who is a member of the Board of Directors of the Company.

2.18 “Disability” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i) circumstances providing the Company or an Affiliate the ability to terminate a Participant’s employment or service on account of “disability,” as defined in any employment, consulting, change in control, severance, or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance, or other agreement (or the absence of any definition of “disability” or term of similar meaning therein), a Participant’s total disability meeting any of the following criteria and (to the extent required by Code Section 409A) determined in a manner consistent with Code Section 409A: (A) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; (B) the Participant is determined to be totally disabled by the Social Security Administration, or (C) the Participant is determined to be disabled in accordance with a disability insurance program maintained by the Company.

2.19 “Dividend Equivalent Right” means the right to receive an amount, calculated with respect to a Full Value Award, which is determined by multiplying the number of Shares subject to the applicable Award by the per-Share cash dividend, or the per-Share Fair Market Value (as determined by the Committee) of any dividend in consideration other than cash, paid by the Company on Shares.

2.20 “Effective Date” has the meaning set forth in Section 1.1 (Establishment, Purpose, and Duration/Establishment).

2.21 “Eligible Individual” means an individual who is an Employee and/or Third Party Service Provider.

2.22 “Employee” means any individual designated as an employee of the Company, its Affiliates, and/or its Subsidiaries on the payroll records thereof. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate, and/or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate, and/or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate, and/or Subsidiary during such period.

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2.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, and other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

2.24 “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the most recent date on which Shares were publicly traded. In the event, Shares are not listed on any national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, Fair Market Value of a Share at the time a determination of their value is made shall be the average between the closing bid price and ask price reported on such date, or if there is no such sale on that date, then on the last preceding date on which a sale was reported. In the event Shares are not publicly traded (or if the Committee determines in its sole discretion that the Shares are too thinly traded for Fair Market Value to be determined pursuant to the foregoing) at the time a determination of their value is made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

2.25 “Full Value Award” means an Award other than an ISO, NQSO, or SAR, which is settled by the issuance of Shares or a cash payment denominated in Shares.

2.26 “Good Reason” means, with respect to a Participant, unless otherwise specified in an Award Agreement or in an applicable employment agreement between the Company and a Participant, the actual occurrence (as opposed to advance notice), without the Participant’s consent, of (A) a material adverse change in the reporting line of the Participant from that in effect immediately prior to such change; (B) a material reduction in the Participant’s base salary, unless the Company makes an across the board reduction that applies to all similarly-situated employees; or (C) a relocation of the Participant’s primary work location to a distance of more than 50 miles from its location as of immediately prior to such change; provided, however, in all cases, the Participant must (x) give the Company written notice of the occurrence of the Good Reason event within thirty (30) days of becoming aware of such occurrence, (y) give the Company thirty (30) days to cure such occurrence and (z) terminate his or her employment within thirty (30) days after the expiration of the Company’s cure period.

2.27 “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan.

2.28 “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7 (Stock Appreciation Rights), used to determine whether there is any payment due upon exercise of the SAR.

2.29 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 (Stock Options) to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.30 “Insider” shall mean an individual who is, on the relevant date, an officer covered under Section 16 of the Exchange Act, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act.

2.31 “New Employer” means a Participant’s employer, or the parent or a subsidiary of such employer, immediately following a Change in Control.

2.32 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

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2.33 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 (Stock Options).

2.34 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.35 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10 (Cash-Based Awards and Other Stock-Based Awards).

2.36 “Participant” means any Eligible Individual as set forth in Article 5 (Eligibility and Participation) to whom an Award is granted.

2.37 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.38 “Performance Measures” means measures as described in Article 12 (Performance Measures) on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.39 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.40 “Performance Share” means a grant of a stated number of Shares to a Participant pursuant to Article 9 (Performance Shares, Performance Share Units, and Performance Units) that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.41 “Performance Share Unit” means a Participant’s contractual right pursuant to Article 9 (Performance Shares, Performance Share Units, and Performance Units) to receive a stated number of Shares or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such Shares, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.42 “Performance Unit” means a Participant’s contractual right under Article 9 (Performance Shares, Performance Share Units, and Performance Units) to receive a cash-denominated award, payable in cash or Shares, under the Plan at a specified time that is forfeitable by the Participant until the attainment of specified performance goals, or until otherwise determined by the Committee or in accordance with the Plan, subject to the continuous employment of the Participant through the applicable Performance Period.

2.43 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.44 “Plan” has the meaning set forth in Section 1.1 (Establishment, Purpose, and Duration/ Establishment).

2.45 “Plan Year” means the Company’s fiscal year.

2.46 “Prior Plan” means the Tribune Company 2013 Equity Incentive Plan.

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2.47 “Restricted Stock” means a grant of a stated number of Shares to a Participant pursuant to Article 8 (Restricted Stock and Restricted Stock Units), subject to the continuous employment of the Participant through the applicable Restriction Period and such other conditions, if any, as may be determined by the Committee on the grant date.

2.48 “Restricted Stock Unit” means a Participant’s contractual right pursuant to Article 8 (Restricted Stock and Restricted Stock Units) to receive a stated number of Shares or, if provided by the Committee on or after the grant date, cash equal to the Fair Market Value of such Shares, under the Plan at a specified time, subject to the continuous employment of the Participant through the applicable Restriction Period and such other conditions, if any, as may be determined by the Committee on the grant date.

2.49 “Restriction Period” means the period when Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion).

2.50 “Retirement” shall be reached when a Participant’s employment terminates from the Company, its Affiliates, and Subsidiaries as a result of his or her resignation and at the time of such termination the Participant has at least attained the age of fifty-five (55) and has completed ten (10) or more years of service.

2.51 “Share” means a share of Class A Common Stock of the Company, par value $.001 per share.

2.52 “Share Authorization” has the meaning set forth in Section 4.1(a) (Shares Subject to this Plan and Maximum Awards/Share Authorization).

2.53 “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 (Stock Appreciation Rights) herein.

2.54 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.55 “Third Party Service Provider” means any individual person who is consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3. Administration

3.1 General. The Committee shall be responsible for administering this Plan, subject to this Article 3 (Administration) and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, (i) selecting Award recipients, (ii) establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements and any ancillary document or materials, (iii) granting Awards, including as an alternative to or as the form of payment for grants

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or rights earned or due under compensation plans or arrangements of the Company, (iv) construing any ambiguous provision of, reconciling any inconsistency in, correcting any defect in, and supplying any omission in the Plan or any Award Agreement or any other instrument or agreement relating to an Award, (v) establishing and certifying satisfaction of performance goals, including for purposes of satisfying the requirements of Code Section 162(m), (vi) subject to Article 20 (Amendment, Modification, Suspension, and Termination), adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate, and, (vii) making any other determination and taking any other action that it deems necessary or desirable for the administration or operation of the Plan and/or any Award Agreement.

3.3 Delegation. The Committee may delegate to one (1) or more of its members or to one (1) or more officers of the Company, and/or its Subsidiaries and Affiliates or to one (1) or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one (1) or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Committee may, by resolution, authorize one (1) or more officers or Directors of the Company to do one (1) or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (ii) the authorization sets forth the total number of Shares and/or Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4. Shares Subject to this Plan and Maximum Awards

4.1 Number of Shares Available for Awards.

(a)	Share Authorization. Subject to adjustment as provided in Section 4.4 (Shares Subject to this Plan and Maximum Awards/Adjustments in Authorized Shares) herein, the maximum number of Shares available for issuance to Participants under this Plan (the “Share Authorization”) shall be:

(i)	4,552,334 Shares, plus

(ii)	(A) 547,666 Shares not issued or subject to outstanding awards under the Prior Plan as of March 1, 2016 and (B) any Shares subject to the 4,000,582.5090 outstanding awards as of March 1, 2016 under the Prior Plan that on or after March 1, 2016 cease for any reason to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested and nonforfeitable Shares), up to an aggregate maximum of 5,100,000 Shares.

(b)	Limits on ISOs. The maximum number of Shares of the Share Authorization that may be issued pursuant to ISOs under this Plan shall be 5,100,000 Shares.

(c)	Minimum Vesting Requirements for Awards. Except with respect to a maximum of five percent (5%) of the Share Authorization, no Award may vest sooner than twelve (12) months from the Grant Date. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of any Award in the event of the Participant’s death, Disability, Retirement, or a Change in Control.

4.2 Share Usage. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if an SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of

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Shares available for delivery under this Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Affiliate shall not be counted against Shares available for grant pursuant to the Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3 Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”), as adjusted pursuant to Sections 4.4 (Shares Subject to this Plan and Maximum Awards/Adjustments in Authorized Shares) and/or 20.2 (Amendment, Modification, Suspension, and Termination/Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events), shall apply to grants of such Awards under this Plan:

(a)	Options: The maximum aggregate number of Shares subject to Options granted in any one (1) Plan Year to any one (1) Participant shall be one million (1,000,000).

(b)	SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be one million (1,000,000).

(c)	Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000).

(d)	Performance Shares, Performance Share Units, or Performance Units: The maximum aggregate Award of Performance Shares, Performance Share Units or Performance Units that a Participant may receive in any one (1) Plan Year shall be five hundred thousand (500,000) Shares, or equal to the value of five hundred thousand (500,000) Shares, determined as of the date of vesting or payout, as applicable.

(e)	Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one (1) Participant in any one (1) Plan Year may not exceed the greater of five million dollars ($5,000,000) or the value of five hundred thousand (500,000) Shares, determined as of the date of vesting or payout, as applicable.

(f)	Other Stock-Based Awards. The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 (Cash-Based Awards and Other Stock-Based Awards/Other Stock-Based Awards) in any one (1) Plan Year to any one (1) Participant shall be five hundred thousand (500,000) Shares.

(g)	Covered Employee Annual Incentive Awards. The maximum aggregate amount awarded or credited in any one (1) Plan Year with respect to a Covered Employee Annual Incentive Award shall be determined in accordance with Article 11 (Covered Employee Annual Incentive Awards).

4.4 Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, special cash dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards. The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing substitutions or adjustments, if any, shall be at the discretion of the Committee and shall be conclusive and binding on Participants under this Plan.

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Subject to the provisions of Article 20 (Amendment, Modification, Suspension, and Termination) and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan), subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.

Article 5. Eligibility and Participation

5.1 Eligibility. Individuals eligible to participate in this Plan include all Employees and Third Party Service Providers.

5.2 Participation. Subject to the provisions of this Plan, the Committee may, from time to time, select from the Eligible Individuals, those individuals to whom Awards shall be granted.

Article 6. Stock Options

6.1 Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Eligible Individuals in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424).

6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

6.4 Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant, except as provided in Section 6.8 (Stock Options/Blackout Periods) below.

6.5 Exercise of Options. Options granted under this Article 6 (Stock Options) shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

Options granted under this Article 6 (Stock Options) shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee (setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares), or by complying with any alternative exercise procedure(s) the Committee may authorize.

All vested Options will be exercised automatically on the last trading day prior to the expiration date of the vested Option so long as the Fair Market Value of a Share on that date exceeds the Option Price, using a cashless or such other method specified by the Committee for exercise of the Option.

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6.6 Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that except as otherwise determined by the Committee, the Shares that are tendered must have been held by the Participant for at least six (6) months (or such other period, if any, as the Committee may permit) prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or have been purchased on the open market); (c) so long as Shares are publicly traded, by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b) and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7 Restrictions on Share Transferability. Except as provided in Article 13 (Transferability of Awards), no Award may be assigned, transferred, or subjected to any encumbrance, pledge, or change of any nature. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 (Stock Options) as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8 Blackout Periods. In the event that during the ten (10) day period before the expiration of any Option based on the termination of a Participant’s service, a blackout period is imposed by the Company, by applicable law, or a “lock up” agreement undertaken in connection with an issuance of securities by the Company, the period for exercising the Option shall be extended until ten (10) calendar days beyond the end of such blackout period, but not beyond the expiration of the original Option term. In the event that on the last business day of the term of an Option (other than an Incentive Stock Option), the exercise of the Option is prohibited by applicable law, the term of the Option shall be extended for a period of thirty (30) days following the end of the legal prohibition; provided, however, that during such extended exercise period the Option may only be exercised to the extent the Option was exercisable in accordance with its terms immediately prior to such scheduled expiration date.

6.9 Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

Article 7. Stock Appreciation Rights

7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

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The Grant Price for each grant of an SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the Grant Date must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the Grant Date.

7.2 SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3 Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes. All SARs will be exercised automatically on the last trading day prior to the expiration date of the SAR or, in the case of SARs granted in tandem with Options, any related Option, so long as the Fair Market Value of a Share on that date exceed the Grant Price of the SAR or the Option Price of any related Option, as applicable.

7.5 Settlement of SARs. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)	The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to this Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1 Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Eligible Individuals in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Eligible Individual on the Grant Date.

8.2 Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

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To the extent deemed appropriate by the Committee, the Company may retain the certificates, if any, representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8 (Restricted Stock and Restricted Stock Units), Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.4 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3 (Restricted Stock and Restricted Stock Units/Other Restrictions), each certificate, if any, representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Tribune Media Company 2016 Incentive Compensation Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Tribune Media Company.”

8.5 Voting Rights. Unless otherwise determined by the Committee and set forth in an Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6 Section 83(b) Election. No election under Code Section 83(b) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant makes an election pursuant to Code Section 83(b) concerning an Award of Restricted Stock or Performance Shares, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Shares, Performance Share Units, and Performance Units

9.1 Grant of Performance Shares, Performance Share Units and Performance Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Shares, Performance Share Units and/or Performance Units to Eligible Individuals in such amounts and upon such terms as the Committee shall determine.

9.2 Performance Shares, Performance Share Units and Performance Units Agreement. Each Performance Share, Performance Share Unit and/or Performance Unit grant shall be evidenced by an Award Agreement that shall specify the number of Shares or units covered by such award, set forth the applicable performance measure(s) and goal(s), and such other provisions as the Committee shall determine.

9.3 Value of Performance Shares, Performance Share Units and Performance Units. Each Performance Share and each Performance Share Unit shall have an initial value equal to the Fair Market Value of a Share on the Grant Date. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Shares, Performance Share Units and/or Performance Units that will be paid out to the Participant.

9.4 Earning of Performance Shares, Performance Share Units, and Performance Units. Subject to the terms of this Plan and the applicable Award Agreement, after the applicable Performance Period has ended, the

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holder of Performance Shares, Performance Share Units and/or Performance Units shall be entitled to receive payout on the value and number of Performance Shares, Performance Share Units and/or Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.5 Form and Timing of Payment of Performance Shares, Performance Share Units, and Performance Units. Payment of earned Performance Shares, Performance Share Units, and/or Performance Units shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan and the applicable Award Agreement, the Committee, in its sole discretion, may pay earned Performance Shares, Performance Share Units, and/or Performance Units in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Shares, Performance Share Units, and/or Performance Units at the close of the applicable Performance Period, but no later than the fifteenth (15th) day of the third month after the year in which the Performance Period ended. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1 Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Eligible Individuals in such amounts and upon such terms as the Committee may determine.

10.2 Other Stock-Based Awards. The Committee may grant to Eligible Individuals other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4 Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. The Company may, in the Committee’s sole discretion, pay earned Cash-Based Awards and Other Stock-Based Awards in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Award at the close of the applicable Performance Period, if any, but no later than the fifteenth (15th) day of the third month after the year in which the Performance Period ended, the award vests (unless a valid deferral election has been made), or the payment was otherwise scheduled date to be made.

Article 11. Covered Employee Annual Incentive Awards

11.1 Establishment of Incentive Pool. The Committee may designate Covered Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool equal to:

Five percent (5%) of the Company’s Adjusted EBITDA plus any dividends from the Company’s equity investments for this Plan Year.

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For purposes of this Section 11.1, “Adjusted EBITDA” shall mean net income before income (loss) from discontinued operations, net of taxes, income taxes, investment transactions, loss on extinguishment of debt, interest and dividend income, interest expense, pension expense (credit), equity income and losses, depreciation and amortization, stock-based compensation, non-operating items, gain (loss) on sales of real estate, goodwill and other intangible asset and program impairments and other non-cash charges, severance related to reductions in force (RIF) and reorganization items.

The Committee shall allocate an incentive pool percentage to each designated Covered Employee for each Plan Year. In no event may (1) the incentive pool percentage for any one (1) Covered Employee exceed fifty percent (50%) of the total pool and (2) the sum of the incentive pool percentages for all Covered Employees cannot exceed one hundred percent (100%) of the total pool.

11.2 Determination of Covered Employees’ Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Covered Employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of this Plan Year. Each Covered Employee’s incentive award then shall be determined by the Committee based on the Covered Employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Covered Employee be increased in any way, including as a result of the reduction of any other Covered Employee’s allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

Article 12. Performance Measures

12.1 In General. The performance goals upon which the payment or vesting of an Award to a Covered Employee (other than a Covered Employee Annual Incentive Award awarded or credited pursuant to Article 11 (Covered Employee Annual Incentive Awards) that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Earnings per share;

(c)	Net sales or revenue growth;

(d)	Net operating profit;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Retained earnings;

(i)	Gross or operating margins;

(j)	Productivity ratios;

(k)	Share price (including, but not limited to, growth measures and total shareholder return);

(l)	Expense targets;

(m)	Margins;

(n)	Operating efficiency;

(o)	Operating expense ratios;

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(p)	Market share;

(q)	Customer satisfaction;

(r)	Acquisition or divestiture activity;

(s)	Management succession planning;

(t)	Diversity;

(u)	Legal effectiveness;

(v)	Handling of SEC or environmental matters;

(w)	Working capital targets and change in working capital; and

(x)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital).

Any Performance Measure(s) may be based on GAAP or non-GAAP calculations and used to measure the performance of the Company, any Subsidiary, and/or any Affiliate as a whole or any business unit or division of the Company, any Subsidiary, and/or any Affiliate or any combination thereof, as the Committee may deem appropriate, in absolute terms: (i) relative to the performance of one (1) or more comparable companies, or a published or special index covering multiple companies that the Committee, in its sole discretion, deems appropriate, or (ii) based on changes in the Performance Measure(s) over a specified period of time which changes may be measured based on an arithmetic change over a specified period of time (e.g., cumulative change or average change), or percentage change over a specified period (e.g., cumulative percentage change, average percentage change, or compounded percentage change). The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12 (Performance Measures).

12.2 Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or infrequently occurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items or any successor accounting standard (unless amended, repealed, or rescinded), and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) discontinued operations, (h) asset impairment, and (i) foreign currency gains and losses, provided in each case that such included or excluded items are objectively determinable by reference to the Company’s financial statements, notes to the Company’s financial statements and/or management’s discussion and analysis in the Company’s financial statements. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3 Adjustment of Performance-Based Compensation. Except as specifically provided for pursuant to Section 12.2 (Performance Measures/Evaluation of Performance) or as otherwise determined by the Committee in its sole discretion, Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

12.4 Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall

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not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1 (Performance Measures/In General).

Article 13. Transferability of Awards

13.1 In General. Except as provided in Section 13.2 (Transferability of Awards/Committee Action) below, during a Participant’s lifetime, his or her Awards shall be exercisable by or payable to the Participant only, and Awards shall not be transferable other than by (i) will or by the laws of descent and distribution, (ii) pursuant to a beneficiary designation that meets the requirements of Article 17 (Beneficiary Designation), (iii) pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code, or (iv) pursuant to a transfer that meets the requirements set forth in Section 13.2 (Transferability of Awards/Committee Action) below. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

13.2 Committee Action. The Committee may, in its sole discretion, determine that notwithstanding Section 13.1 (Transferability of Awards/In General), any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

Article 14. Impact of Termination of Employment/Service on Awards

14.1 In General. Unless otherwise determined by the Committee and set forth in an Award Agreement or set forth in an applicable employment agreement or other agreement with the Participant, upon the termination of a Participant’s employment with the Company, Affiliate and/or Subsidiary or service as a Third Party Service Provider to the Company, Affiliate and/or Subsidiary, for any reason whatsoever, except as otherwise set forth in this Article 14 (Impact of Termination of Employment/Service on Awards), in an Award Agreement or, with the consent of such individual, as determined by the Committee at any time prior to or after such termination, Awards granted to such Participant will be treated as follows:

(a)	Any Options and SARs will (i) to the extent not vested and exercisable as of the date of such termination of employment or of service as a Third Party Service Provider to the Company, Affiliate and/or Subsidiary, terminate on the date of such termination and (ii) to the extent vested and exercisable as of the date of such termination of employment or of service as a Third Party Service Provider to the Company, Affiliate and/or Subsidiary, remain exercisable for a period of ninety (90) days following the date of such termination, or, in the event of the Participant’s death during such ninety (90) day period, remain exercisable by the estate of the deceased Participant until the end of the period of one (1) year following the date of such termination (but in no event beyond the maximum term of such Award).

(b)	Any unvested portion of any Restricted Stock or Restricted Stock Units be immediately forfeited.

(c)	Any Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

(d)	Any other Awards, including, but not limited to, Cash-Based Awards and Other Stock-Based Awards, to the extent not vested will be immediately forfeited and terminate.

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14.2 Upon Death or Disability. Except as otherwise provided in an Award Agreement or applicable employment agreement, in the event a Participant’s employment is terminated with the Company, Affiliate, and/or Subsidiary or Participant’s service on the Board or to the Company, Affiliate, and/or Subsidiary is terminated as a result of the Participant’s death or Disability, Awards granted to such Participant will be treated as follows:

(a)	Any Options and SARs shall become immediately exercisable as of the date of such termination of employment or service, and the Participant, or in the event the Participant is incapacitated and unable to exercise the rights granted hereunder, the Participant’s legal guardian or legal representative, or in the event the Participant dies, the estate of the Participant, shall have the right to exercise any rights the Participant would otherwise have had under the Plan for a period of one (1) year after the date of such termination (but in no event beyond the maximum term of the Award).

(b)	Any unvested portion of any Restricted Stock or Restricted Stock Units will become immediately vested.

(c)	Any Performance Shares, Performance Share Units, or Performance Units will remain outstanding and the Participant or the Participant’s estate will be entitled to a pro-rata portion of the payment otherwise payable in respect of the Award (based on actual performance and the number of full weeks the Participant was employed by or provided service to the Company, Affiliate or Subsidiary during the applicable Performance Period over the total number of weeks in such Performance Period), which will be paid on the date the Award would have been paid if the Participant had remained employed with or continued to provide service to the Company, Affiliate or Subsidiary.

14.3 Upon Retirement. In the event a Participant’s employment or service with the Company, Affiliate and/or Subsidiary is terminated by reason of the Participant’s Retirement, Awards granted to such Participant will be treated as provided in an Award Agreement or applicable employment agreement.

14.4 For Cause. Except as otherwise provided in an Award Agreement or applicable employment agreement, in the event a Participant’s employment with the Company, Affiliate and/or Subsidiary or service on the Board is terminated for Cause, Awards granted to such Participant will be treated as follows:

(a)	Any Options and SARs, whether vested or unvested, will be immediately forfeited and terminate.

(b)	Any unvested portion of any Restricted Stock or Restricted Stock Units will be immediately forfeited and terminate.

(c)	Any unvested portion of Performance Shares, Performance Share Units, or Performance Units will be immediately forfeited and terminate.

(d)	Any other Awards to the extent not vested will be immediately forfeited and terminate.

14.5 Upon Termination of Employment in Connection with a Change in Control. Except as otherwise provided in an Award Agreement or applicable employment agreement, upon a termination in connection with a change in control, Awards granted to a Participant will be treated as set forth in Article 19 (Change in Control).

14.6 Bona Fide Leave, etc. Notwithstanding the fact that a Participant’s employment ostensibly terminates and except as otherwise provided in an Award Agreement, if the Participant is on a bona fide leave of absence, as defined in Treas. Reg. 1.409A- 1(h)(1), then the Participant will be treated as having a continuing employment relationship (and not as having terminated employment for purposes of this Plan) so long as the period of the leave does not exceed six (6) months, or if longer, so long as the Participant retains a right to reemployment with the Company, Subsidiary, and/or Affiliate under an applicable statute or by contract. If a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates as a Third Party Service Provider or Director (or vice versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan. Unless otherwise determined by the Committee, in the event that any Participant’s employer ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), each Participant who is employed by or provides services to such employer shall be deemed to have suffered a termination hereunder as of the date of the consummation of such transaction, unless the Participant’s employment or service is transferred to the Company or another entity that would constitute an Affiliate immediately following such transaction.

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Article 15. Substitution Awards

Awards may be granted under the Plan from time to time in substitution for stock options and other awards held by employees or directors of other entities who become or are to become Employees, whose employer is to become an Affiliate as the result of a merger or consolidation of the Company or a Subsidiary with another entity, or the acquisition by the Company of substantially all the assets of another entity, or the acquisition by the Company of at least fifty percent (50%) of the issued and outstanding stock or other entity of another entity as the result of which such other entity will become a Subsidiary. Any such Awards shall be granted as of or after the consummation of the transaction that results in the entity becoming an Affiliate of the Company. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in the Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the award in substitution for which they are granted. If Shares are issued under the Plan with respect to an Award granted under this Article such Shares will not count against the Share Authorization.

Article 16. Dividend Equivalents

Any Participant or Awards selected by the Committee may be granted Dividend Equivalent Rights based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, if any Award for which Dividend Equivalent Rights have been granted has its vesting or grant dependent upon the achievement of one (1) or more Performance Measures, then the Dividend Equivalent Rights shall accrue and only be paid to the extent the Award becomes vested. Under no circumstances may Dividend Equivalent Rights be granted for any Option or SAR.

Article 17. Beneficiary Designation

Each Participant under this Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such beneficiary designation, benefits remaining unpaid or rights remaining unexercised at the Participant’s death shall be paid to or exercised by the Participant’s executor, administrator, or legal representative.

Article 18. Rights of Participants

18.1 Employment/Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Third Party Service Provider or in any other capacity for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 (Administration) and 20 (Amendment, Modification, Suspension, and Termination), this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

18.2 Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the

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Committee’s determinations and interpretations with respect thereto need not be the same among Participants or any group of Participants and may be made selectively among Participants, whether or not such Participants are similarly situated. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on, or after the date of grant.

18.3 Rights as a Shareholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 19. Change in Control

19.1 Accelerated Vesting and Payment.

(a)	In General. Unless the Committee otherwise determines in the manner set forth in Section 19.2 (Change in Control/Alternative Awards), upon the occurrence of a Change in Control, (i) all Options and SARs shall become exercisable, (ii) the Restriction Period on all Restricted Stock, Restricted Stock Units and Other Stock-Based Awards shall lapse immediately prior to such Change in Control, (iii) Shares underlying Awards of Restricted Stock Units and Other Stock-Based Awards shall be issued to each Participant then holding such Award immediately prior to such Change in Control or, at the discretion of the Committee (as constituted immediately prior to the Change in Control) (iv) each such Option, SAR, Restricted Stock Unit and/or Other Stock-Based Award shall be canceled in exchange for an amount equal to the product of (A)(i) in the case of Options and SARs, the excess, if any, of the product of the Change in Control Price over the Exercise Price or Grant Price for such Award, and (ii) in the case of other such Awards, the Change in Control Price, multiplied by (B) the aggregate number of Shares covered by such Award, less any amount per Award to be paid by the Participant or by which the amount ultimately to be paid to the Participant is reduced. To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, equity holders under the Plan may (to the extent consistent with Code Section 409A) receive the same time and form of payment in the Change in Control in the same proportion as the Company’s stockholders, or the Committee may, in its sole discretion, cause equity holders under the Plan to be paid in cash at the time of the Change in Control. For avoidance of doubt, upon a Change in Control the Committee may cancel Options and SARs for no consideration if the aggregate Fair Market Value of the Shares subject to Options and SARs is less than or equal to the Option Price of such Options or the Grant Price of such SARs. For the avoidance of doubt, unless the Committee determines otherwise, Covered Employee Annual Incentive Awards shall not be accelerated or canceled as a result of a Change in Control.

(b)	Performance Shares, Performance Share Units and Performance Units. Unless the Committee otherwise determines at the time of grant of Performance Shares, Performance Share Units or Performance Units, in the event of a Change in Control, (A) any Performance Period in progress at the time of the Change in Control for which Performance Shares, Performance Share Units, or Performance Units are outstanding shall end effective upon the occurrence of such Change in Control and (B) all Participants granted such Awards shall be deemed to have earned a pro rata award equal to the product of (i) such Participant’s target award opportunity with respect to such Award for the Performance Period in question and (ii) the percentage of performance objectives achieved as of the date on which the Change in Control occurs. Any Performance Shares, Performance Share Units, and Performance Units for which the applicable prorated performance objectives have not been achieved shall be forfeited and canceled as of the date of such Change in Control.

(c)	Timing of Payments. Payment of any amounts calculated in accordance with Sections 19.1(a) (Change in Control/In General) and (b) (Performance Shares, Performance Share Units, and

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Performance Units) shall be made in cash or, if determined by the Committee (as constituted immediately prior to the Change in Control), in fully-vested shares of the common stock of the New Employer having an aggregate fair market value equal to such amount and shall be payable in full, as soon as reasonably practicable. For purposes hereof, the fair market value of one (1) share of common stock of the New Employer shall be determined by the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control), in good faith.

(d)	Section 409A. Notwithstanding any provision of this Plan to the contrary, to the extent an Award shall be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of a Change in Control and such Change in Control does not constitute a “change in the ownership or effective control” or a “change in the ownership or a substantial portion of the assets” of the Corporation within the meaning of Code Section 409A(a)(2)(A)(v), then even though such Award may be deemed to be vested or restrictions lapse, expire or terminate upon the occurrence of the Change in Control or any other provision of this Plan, payment will be made, to the extent necessary to comply with the provisions of Code Section 409A, to the Participant on the earliest of: (i) the Participant’s “separation from service” with the Corporation (determined in accordance with Code Section 409A); provided, however, that if the Participant is a “specified employee” (within the meaning of Code Section 409A), the payment date shall be the date that is six (6) months after the date of the Participant’s separation from service with the Employer (except that during such six (6) month period the Participant may receive total payments from the Company that do not exceed the amount specified in Treas. Reg. Section 1.409A-1(b)(9)(iii)(A) ), (ii) the date payment otherwise would have been made in the absence of any provisions in this Plan to the contrary (provided such date is permissible under Code Section 409A), or (iii) the Participant’s death.

19.2 Alternative Awards. Notwithstanding Section 19.1 (Change in Control/Accelerated Vesting and Payment), no cancellation, termination, acceleration of exercisability or vesting, lapse of any Restriction Period or settlement or other payment shall occur with respect to any outstanding Award (other than an award of Performance Shares, Performance Share Units, Performance Units or Covered Employee Annual Incentive Award), if the Committee (as constituted immediately prior to the consummation of the transaction constituting the Change in Control) reasonably determines, in good faith, prior to the Change in Control that such outstanding Awards shall be honored or assumed, or new rights substituted therefore (such honored, assumed or substituted Award being hereinafter referred to as an “Alternative Award”) by the New Employer, provided that any Alternative Award must:

(i)	Be based on shares of common stock that are traded on an established U.S. securities market;

(ii)	Provide the Participant (or each Participant in a class of Participants) with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(iii)	Have substantially equivalent economic value to such Award (determined at the time of the Change in Control); and

(iv)	Have terms and conditions which provide that in the event that the Participant’s employment is terminated by the Company or its Affiliate without Cause or by the Participant for Good Reason within one (1) year following the Change in Control any conditions on the Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Award held by such Participant shall be waived or shall lapse, as the case may be.

Notwithstanding the discretion in this Section 19.2, if any Award is subject to Code Section 409A and an Alternative Award would be deemed a non-compliant modification of such Award under Code Section 409A, then no Alternative Award shall be provided and such Award shall instead be treated as provided in Section 19.1 or in the Award Agreement (or in such other manner determined by the Administrator that is a compliant modification under Code Section 409A).

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Article 20. Amendment, Modification, Suspension, and Termination

20.1 Amendment, Modification, Suspension, and Termination. Subject to Sections 20.3 (Amendment, Modification, Suspension, and Termination/Awards Previously Granted) and 20.5 (Repricing Prohibition), the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and/or any Award Agreement in whole or in part; provided, however, that no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

20.2 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.4 (Shares Subject to this Plan and Maximum Awards/Adjustments in Authorized Shares) hereof), affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

20.3 Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 20.4 (Amendment, Modification, Suspension, and Termination/Amendment to Conform to Law)), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

20.4 Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board of Directors may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section to any Award granted under the Plan without further consideration or action.

20.5 Repricing Prohibition. Except to the extent (i) approved in advance by holders of a majority of the Shares of the Company entitled to vote generally in the election of Directors or (ii) provided in Section 4.4 (Shares Subject to this Plan and Maximum Awards/Adjustments in Authorized Shares), the Committee shall not have the power or authority to reduce, whether through amendment or otherwise, the Option Price or the Grant Price of any outstanding Option or SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted.

Article 21. Withholding

21.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount determined by the Company necessary to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan; provided, however, that to the extent a withholding rate is elected by the Participant that results in an amount higher than the amount determined necessary by the Company, and the Company determines that withholding at the higher amount would not result in adverse accounting consequences to the Company, the Company may deduct or withhold the higher amount.

21.2 Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder,

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Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to an amount determined by the Company to be necessary to satisfy the statutory tax that could be imposed on the transaction; provided, however, that to the extent a withholding rate is elected by the Participant that results in an amount higher than the amount determined necessary by the Company, and the Company determines that withholding at the higher amount would not result in adverse accounting consequences to the Company, the Company may deduct or withhold the higher amount. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 22. Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 23. General Provisions

23.1 Forfeiture Events.

(a)	The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company, Affiliate, and/or Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)	The Participant shall forfeit and disgorge to the Company any Awards granted, vested or paid (including any Covered Employee Annual Incentive Awards) and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Shares to the extent required by applicable law or regulations in effect on or after the Effective Date, including Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. For the avoidance of doubt, the Committee shall have full authority to implement any policies and procedures necessary to comply with Section 10D of the Exchange Act and any rules promulgated thereunder. The implementation of policies and procedures pursuant to this Section 23.1(b) and any modification of the same shall not be subject to any restrictions on amendment or modification of the Plan, Awards or Award Agreements.

(c)	Awards granted under this Plan shall also be subject to any generally applicable clawback policy adopted by the Committee, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with applicable law, as in effect from time to time.

23.2 Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

23.3 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

23.4 Severability. In the event that any one (1) or more of the provisions of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining

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provisions contained herein shall not be affected thereby. If, in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended.

23.5 Compliance with Legal and Exchange Requirements. The Plan, the granting and exercising of Awards thereunder, and any obligations of the Company under the Plan, shall be subject to all applicable federal and state laws, rules, and regulations, and to such approvals by any regulatory or governmental agency as may be required, and to any rules or regulations of any exchange on which the Shares are listed. The Company, in its discretion, may postpone the granting and exercising of Awards, the issuance or delivery of Shares under any Award or any other action permitted under the Plan to permit the Company, with reasonable diligence, to complete such stock exchange listing or registration or qualification of such Shares or other required action under any federal or state law, rule, or regulation and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules, and regulations. The Company shall not be obligated by virtue of any provision of the Plan to recognize the exercise of any Award or to otherwise sell or issue Shares in violation of any such laws, rules, or regulations, and any postponement of the exercise or settlement of any Award under this provision shall not extend the term of such Awards. Neither the Company nor its directors or officers shall have any obligation or liability to a Participant with respect to any Award (or Shares issuable thereunder) that shall lapse because of such postponement.

23.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

23.7 Deferrals. The Committee may defer, or allow a Participant to elect to defer, the exercising of Awards, the issuance or delivery of Shares under any Award or any action permitted under the Plan to prevent the Company or any Subsidiary from being denied a Federal income tax deduction with respect to any Award other than an ISO, in accordance with Treas. Reg. 1.409A-1(b)(4)(ii). In such case, payment of such deferred amounts must be made as soon as reasonably practicable following the first date on which the Company, Subsidiary and/or Affiliate anticipates or reasonably should anticipate that, if the payment were made on such date, the Company’s, Affiliate’s and/or Subsidiary’s deduction with respect to such payment would no longer be restricted due to the application of Code Section 409A.

23.8 Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

23.9 Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)	Determine which Affiliates and Subsidiaries shall be covered by this Plan;

(b)	Determine which Employees and/or Third Party Service Providers outside the United States are eligible to participate in this Plan;

(c)	Modify the terms and conditions of any Award granted to Employees and/or Third Party Service Providers outside the United States to comply with applicable foreign laws;

(d)	Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures

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established under this Section 23.9 (General Provisions/Employees Based Outside of the United States) by the Committee shall be attached to this Plan document as appendices; and

(e)	Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

23.10 Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

23.11 Uncertificated Shares. To the extent that Shares are permitted to be issued without certificates, the transfer of such Shares may be accomplished on an uncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

23.12 Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

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23.13 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

23.14 No Impact on Benefits. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

23.15 Compliance with Code Section 409A.

(a)	In General. The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Code Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to such Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of the Participant’s beneficiaries or transferees.

(b)	Applicable Requirements. To the extent any of the Awards granted under this Plan are deemed “deferred compensation” and hence subject to Code Section 409A, the following rules shall apply to such Awards:

(i)	Timing of Payments. Payment(s) of compensation that is subject to Code Section 409A shall only be made upon an event or at a time set forth in Treas. Reg. 1.409A-3, i.e., the Participant’s separation from service, the Participant’s becoming disabled, the Participant’s death, at a time or a fixed schedule specified in the Plan or an Award Agreement, a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation, or the occurrence of an unforeseeable emergency. With respect to any Award that is considered “deferred compensation” subject to Code Section 409A and that provides for payment upon a termination of employment, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Code Section 409A.

(ii)	Certain Delayed Payments. Notwithstanding the foregoing, to the extent an amount was intended to be paid such that it would have qualified as a short-term deferral under Code Section 409A and the applicable regulations, then such payment is or could be delayed if the requirements of Treas. Reg. 1.409A-1(b)(4)(ii) are met.

(iii)	Acceleration of Payment. Any payment made under this Plan to which Code Section 409A applies may not be accelerated, except in accordance with Treas. Reg. 1.409A-3(j)(4), i.e., upon a Participant’s separation from service, the Participant becomes disabled, the Participant’s death, a change of ownership or effective control, or in the ownership of a substantial portion of the assets, or upon an unforeseeable emergency (all as detailed in Treas. Reg. 1.409A-3(a)).

(iv)	Series of Payments. Any payment made pursuant to any Award shall be considered a separate payment and not one (1) of a series of payments for purposes of Code Section 409A.

23.16 Nonexclusivity of this Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

23.17 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments,

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reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

23.18 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

23.19 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

23.20 Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (i) deliver by email or other electronic means (including posting on a web site maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award thereunder (including without limitation, prospectuses required by the U.S. Securities and Exchange Commission) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (ii) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed by the Committee.

23.21 No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary, the Company, its Affiliates and Subsidiaries, the Board and the Committee neither represent nor warrant the tax treatment under any federal, state, local or foreign laws and regulations thereunder (individually and collectively referred to as the “Tax Laws”) of any Award granted or any amounts paid to any Participant under the Plan including, but not limited to, when and to what extent such Awards or amounts may be subject to tax, penalties and interest under the Tax Laws. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Code Section 409A), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.

23.22 Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a Committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3 (Administration), shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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Appendix B

2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors

Section 1. Purpose; Definitions.

The purposes of the Plan are (i) to assist the Company in promoting the identity of interest between the Company’s Directors and the Company’s shareholders; and (ii) to assist the Company in attracting and retaining Directors by affording them an opportunity to share in the future successes of the Company.

For purposes of the Plan, the following terms are defined as set forth below:

(a) “Affiliate” shall mean (i) any person or entity that, directly or indirectly, controls, is controlled by, or is under common control with the Company or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract, or otherwise.

(b) “Award” means, individually or collectively, a grant under this Plan of Shares, Stock Options, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

(c) “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Committee” means the Board or a committee thereof, any successor thereto or such other committee or subcommittee as may be designated by the Board to administer the Plan.

(f) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement (or any employment, consulting, change in control, severance, or other agreement between a Participant and the Company or an Affiliate) states otherwise or contains a different definition of “Change in Control,” have the same meaning as ascribed to such term in the Company’s 2016 Incentive Compensation Plan.

(g) “Company” means Tribune Media Company, a Delaware corporation and any successor thereto.

(h) “Deferred Stock Unit” means an unfunded obligation of the Company, represented by an entry on the books and records of the Company, to issue one (1) Share or the cash value of one (1) Share on the date of distribution with respect to each participant who elects to participate in the Deferred Stock Program.

(i) “Deferred Stock Account” means the unfunded deferred compensation account established by the Company with respect to each participant who elects to participate in the Deferred Stock Program.

(j) “Deferred Stock Program” means the provisions of Section 7 of the Plan that permit participants to defer all or part of any Award granted pursuant to Section 5(a) or 5(b) of the Plan.

(k) “Director” means each member of the Board who is not an employee of the Company or of any corporation in which the Company owns, directly or indirectly, stock possessing at least 50% of the total combined voting power of all classes of stock entitled to vote in the election of directors in such corporation.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall

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be deemed to include any rules, regulations, and other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.

(m) “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share reported on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the reported closing price of a Share on the most recent date on which Shares were publicly traded. In the event, Shares are not listed on any national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, Fair Market Value of a Share at the time a determination of their value is made shall be the average between the closing bid price and ask price reported on such date, or if there is no such sale on that date, then on the last preceding date on which a sale was reported. In the event Shares are not publicly traded (or if the Committee determines in its sole discretion that the Shares are too thinly traded for Fair Market Value to be determined pursuant to the foregoing) at the time a determination of their value is made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate.

(n) “Other Stock-Based Award” means an Award, other than a Stock Option, that is denominated in, valued in whole or in part by reference to, or otherwise based on or related to a Share, including, but not limited to, restricted stock and restricted stock units. Neither an Award of fully-vested shares nor any Deferred Stock relating to such Award pursuant to Section 7 shall be an Other Stock-Based Award.

(o) “Participant” means a Director who receives an Award under the Plan.

(p) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(q) “Plan” means this Tribune Media Company 2016 Stock Compensation Plan for Non-Employee Directors, as amended from time to time.

(r) “Plan Year” means the Company’s fiscal year.

(s) “Share” means a share of Class A Common Stock of the Company, par value $0.001 per share.

(t) “Stock Option” means a right granted to a Director to purchase a share of Stock at a price equal to the Fair Market Value on the date of grant. Any Stock Options granted pursuant to the Plan shall be non-qualified stock options.

Section 2. Administration.

2.1 General. The Committee shall be responsible for administering this Plan, subject to this Section 2 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

2.2 Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, (i) selecting Award recipients, (ii) establishing all

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Award terms and conditions, including the terms and conditions set forth in Award Agreements and any ancillary document or materials, (iii) granting Awards, including as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, (iv) construing any ambiguous provision of, reconciling any inconsistency in, correcting any defect in, and supplying any omission in the Plan or any Award Agreement or any other instrument or agreement relating to an Award, (v) adopting modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate, and, (vi) making any other determination and taking any other action that it deems necessary or desirable for the administration or operation of the Plan and/or any Award Agreement.

Section 3. Eligibility.

Only Directors shall be granted Awards under the Plan.

Section 4. Shares Subject to the Plan.

(a) Shares Available. The total number of Shares of reserved and available for distribution pursuant to the Plan shall be 200,000. To the extent any Award under this Plan is exercised or cashed out or terminates or expires or is forfeited without a payment being made to the participant in the form of Shares, the Shares subject to such Award that were not so paid, if any, shall again be available for distribution in connection with Awards under the Plan. Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the Option Price of any Option granted under this Plan or the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. To the extent permitted by applicable law or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company shall not be counted against Shares available for grant pursuant to the Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

(b) Adjustments for Certain Corporate Transactions. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, special cash dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure, number of outstanding Shares or distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under this Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under this Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price applicable to outstanding Awards and other value determinations applicable to outstanding Awards. The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions. The determination of the Committee as to the foregoing adjustments, if any, shall be at the discretion of the Committee and shall be conclusive and binding on Participants under this Plan.

Notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan), subject to compliance with the rules under Code Sections 409A, 422 and 424, as and where applicable.

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Section 5. Awards.

(a) Annual Awards. During each Plan Year, each Director serving as such shall receive an Award having a Fair Market Value not greater than five hundred thousand dollars ($500,000) (with any fractional share being rounded up to the next whole share) as the Board or Committee determines in its discretion. Such Award shall be made in the form of Shares, Stock Options, Other Stock-Based Awards, or a combination of the foregoing as the Committee determines in its discretion and may differ in amount among Directors based on a Director’s service as a Chair of the Board or a committee of the Board, as the lead independent Director, or service on a committee of the Board.

(b) Cash Retainers and Fees. Each Director shall be eligible to receive cash compensation in respect of his/her service on the Board in any fiscal year in an aggregate amount not exceeding two hundred fifty thousand dollars ($250,000), payable in such amount(s) and at such times as the Board or Committee determines in its discretion.

(c) Awards in Lieu of Cash Retainers and Fees. For each Plan Year, each Director may elect to receive Shares or Awards under this Plan in lieu of any cash retainer or fee to be received from the Company for his/her service as a Director in accordance with such rules and procedures as the Committee establishes from time to time.

(d) Terms of Awards.

(i)	Awards pursuant to Sections 5(a) and 5(b) that are denominated in Shares are eligible for participation in the Deferred Stock Program described in Section 7.

(ii)	The term of each Stock Option or similar Other Stock-Based Award shall be ten (10) years. Each Stock Option or Other Stock-Based Award shall vest in not less than twelve (12) months (or such longer period set forth in the Award agreement) and shall be forfeited if the participant does not continue to be a Director for the duration of the vesting period, unless the participant ceases to be a Director by reason of the participant’s death or disability. For the avoidance of doubt, an Award of fully-vested Shares and any Deferred Stock relating to such Award pursuant to Section 7 and an Award in lieu of cash retainers and fees pursuant to Section 5(b) are not subject to the minimum twelve (12) month vesting requirement. Subject to the applicable Award agreement, Stock Options or similar Other Stock-Based Awards may be exercised, in whole or in part, by giving written notice of exercise specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept (including, to the extent the Committee determines such a procedure to be acceptable, a copy of instructions to a broker or bank acceptable to the Company to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the purchase price). Unless otherwise determined by the Committee, payment in full or in part may also be made in the form of Shares already owned by the participant valued at Fair Market Value.

(iii)	A Change in Control will have the same consequence for Awards under this Plan (other than Awards of fully-vested Shares and Deferred Stock relating to such Awards pursuant to Section 7) as detailed for awards under Article 19 of the Company’s 2016 Incentive Compensation Plan.

Section 6. Award Agreements.

Each Award of a Stock Option or Other Stock-Based Award under the Plan shall be evidenced by a written agreement (which need not be signed by the Award recipient unless otherwise specified by the Committee) that sets forth the terms, conditions and limitations for each such Award. For the avoidance of doubt, an Award of fully-vested Shares and any Deferred Stock relating to such Award pursuant to Section 7 need not be evidenced by a written agreement.

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Section 7. Payments and Payment Deferrals.

(a) Each participant may elect to participate in the Deferred Stock Program with respect to Share Awards granted under Section 5(a) or 5(b). The Deferred Stock Program shall be administered in accordance with the terms of this Section 7, provided that the Committee may modify the terms of the Deferred Stock Program or may require deferral of the payment of Awards under such rules and procedures as it may establish. Any deferral election shall be made at a time and for such period as shall satisfy the requirements of Internal Revenue Code Section 409A(a)(4).

(b) Any election to have the Company establish a Deferred Stock Account shall be made for a minimum of 25% of the number of Shares the participant otherwise would have been granted on each date of grant, shall be made no later than the last day of the calendar year preceding the calendar year in which services are performed for which the compensation is paid (or in the case of a participant who is first becoming eligible for this Plan and any other Plan required to be aggregated with this Plan under Internal Revenue Code Section 409A and the regulations and other guidance thereunder, no later than thirty (30) days after the participant first becomes eligible and before services are performed for which the compensation is paid), and shall specify the time and form of distribution of the participant’s Deferred Stock Account in a manner complying with Internal Revenue Code Section 409A(a)(2) and (3). Any such election shall remain in effect for purposes of the Plan until the participant executes (i) a new election applicable to any grants denominated in Shares to be made in years after the year in which the new election is made or (ii) an election not to participate in the Deferred Stock Program for Share grants in such future years. New elections pursuant to clause (i) of the preceding sentence may be made only to the extent permitted under rules and procedures established by the Committee taking into account administrative feasibility and other constraints.

(c) The Deferred Stock Account of a participant who elects to participate in the Deferred Stock Program shall be unfunded, but shall be credited with shares of Deferred Stock equal to the number of Shares the participant elected to receive as Deferred Stock. Unless otherwise determined by the Board, the Deferred Stock Account shall thereafter be credited with amounts equal to the ordinary dividends that would have been paid had the participant held a number of shares of Shares equal to the number of shares of Deferred Stock in the participant’s Deferred Stock Account, and any such amounts shall be treated as invested in additional shares of Deferred Stock.

(d) If as a result of adjustments or substitutions in connection with an event described in Section 4(b) of this Plan, a participant has received or receives with respect to the participant’s Deferred Stock Account rights or amounts measured by reference to stock other than Shares, (i) such rights or amounts shall be treated as subject to elections made, crediting of the participant’s account, and any other matters relating to this Plan in a manner parallel to the treatment of Deferred Stock under the Plan, provided that any crediting of amounts to reflect dividends with respect to such other stock shall be treated as invested in additional Deferred Stock rather than such other stock, and (ii) the participant shall be offered the opportunity to convert the portion of his or her account measured by reference to such other stock to Deferred Stock with the same Fair Market Value (rounded as necessary to reflect fractional shares) as of the date of such conversion, provided that such conversion may only be made to the extent that such conversion would not result in a violation of Section 10(b) or Section 16(b) of the Securities Exchange Act of 1934 or any other applicable securities law.

(e) Amounts under the Deferred Stock Program shall be paid in the form of Shares (and cash for any fractional shares) or cash upon distribution; provided, however, that any amounts in the participant’s Deferred Stock Account that are measured by reference to stock other than Shares shall be paid in cash upon distribution.

(f) The Deferred Stock Program shall be administered under such rules and procedures as the Committee or its delegate may from time to time establish, including rules with respect to elections to defer, beneficiary designations and distributions under the Deferred Stock Program.

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(g) This Plan and the Deferred Stock Program are intended to comply with Internal Revenue Code Section 409A and the regulations and other guidance thereunder, and the Plan and Deferred Stock Program shall be administered and interpreted in accordance with such intent. The election forms under the Deferred Stock Program shall be deemed to be part of the Plan for purposes of Internal Revenue Code Section 409A. All references to separation from service or similar terms in the Plan and election forms thereunder shall refer to a “separation from service” within the meaning of Internal Revenue Code Section 409A. Additionally, if a Director is then considered a “specified employee” for purposes of Section 409A, then payment of any Award under this Plan may be delayed as required to comply with the six-month delay and other requirements and exemptions for payments to specified employees under Section 409A.

Section 8. Plan Amendment and Termination.

(a) Amendment and Termination Authority. At any time without shareholder approval, the Board may amend or terminate the Plan and the Committee may amend any Award hereunder or adopt any modifications, procedures, or subplans as may be necessary or desirable to comply with the laws, regulations, or accounting practices of a foreign country applicable to participants subject to the laws of such foreign country; provided, however, that no such amendment or adoption shall be made without shareholder approval if such approval is required under applicable law, regulation, or stock exchange rule.

(b) Prohibition on Repricing and Other Actions. Notwithstanding Section 8(a), neither the Plan nor any Award hereunder may be amended without shareholder approval in a manner that would: (i) reprice an outstanding Award in any manner that reduces the grant price of an outstanding Stock Option or similar Other Stock-Based Award; (ii) cancel, exchange, substitute, buy out, or surrender outstanding Stock Options or similar Other Stock-Based Awards that have a grant price that is higher than Fair Market Value on the date of such transaction in exchange for cash, other Awards, or Stock Options or similar Other Stock-Based Awards with a lower grant price, except as may be necessary to comply with a change in the laws, regulations, or accounting principles of a foreign country applicable to participants subject to the laws of such foreign country; or (iii) increase the total number of shares of Shares that may be distributed under the Plan.

(c) Limitation on Amendment and Termination. Notwithstanding Section 8(a), except as set forth in any Award agreement or as necessary to comply with applicable law or avoid adverse tax consequences to some or all Award recipients, no amendment or termination of the Plan may materially and adversely affect any outstanding Award under the Plan without the Award recipient’s consent.

Section 9. Transferability.

Except as provided in the applicable Award agreement or otherwise required by law, Awards shall not be transferable or assignable other than by will or the laws of descent and distribution.

Section 10. Unfunded Status of Plan.

It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

Section 11. General Provisions.

(a) The Committee may require each participant acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such participant is acquiring the shares without a view to the distribution thereof. The certificates for such shares, if any, may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

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Shares or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission (or any successor agency), any stock exchange upon which the Shares are then listed, and any applicable federal, state or foreign securities law. Further, the Committee may cause a legend or legends to be put on any certificates for shares of Shares or other securities to make appropriate reference to such restrictions.

(b) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for Directors.

(c) Nothing in the Plan or in any Award agreement shall confer upon any grantee the right to continued service as a member of the Board.

(d) The Company shall have the right to require, prior to the issuance or delivery of Shares or cash in settlement of any Award, payment by the Participant of any taxes required by law with respect to the issuance or delivery of such Shares or cash. Such amount may be paid in cash, in Shares previously owned by the Participant, by withholding a portion of the Shares or cash that otherwise would be distributed to such Participant upon settlement of the Award or a combination of cash and Shares.

(e) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in an Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award.

(f) If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability shall not affect the remaining parts of the Plan, and the Plan shall be enforced and construed as if such provision had not been included.

(g) The terms of the Plan and any Awards hereunder shall be binding upon and shall inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company, and any permitted successors or assigns of a participant.

(h) The Plan is conditioned on approval by shareholders and will be null and void if not so approved. If approved by shareholders, the Plan will be effective on the day following the 2016 Annual Meeting of Shareholders. Except as otherwise provided by the Board, no Awards shall be made after the Awards made immediately following the 2026 Annual Meeting of Shareholders, provided that any Awards granted prior to that date may extend beyond it.

Section 12. Indemnification

Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board or the Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes

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to handle and defend it on his/her own behalf, unless such loss, cost, liability, or expense is a result of his/her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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TRIBUNE MEDIA COMPANY
435 N. MICHIGAN AVENUE
CHICAGO, IL 60611
ATTN: GENERAL COUNSEL
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
1 of 2 1 1
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
NAME
THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K
CONTROL # 0000000000000000
SHARES
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: X
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
The Board of Directors recommends you vote FOR the following:
For All Withhold All For All Except
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors
Nominees
01 BRUCE A. KARSH 02 ROSS LEVINSOHN 03 PETER E. MURPHY
The Board of Directors recommends you vote FOR the following proposals: For Against Abstain
2. Advisory vote approving executive compensation.
3. The ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2016 fiscal year.
4. Approval of the Tribune Media Company 2016 Incentive Compensation Plan.
5. Approval of the 2016 Tribune Media Company Stock Compensation Plan for Non-Employee Directors.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
0000000000
0 2
0000274607_1 R1.0.1.25
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1
Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date
SHARES CUSIP # JOB # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com
TRIBUNE MEDIA COMPANY Annual Meeting of Shareholders May 5, 2016 8:30 AM
This proxy is solicited by the Board of Directors
The shareholder(s) hereby appoint(s) Edward Lazarus, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of TRIBUNE MEDIA COMPANY that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 8:30 AM PDT on May 5, 2016 at the Omni Hotel, 251 South Olive St., Los Angeles, CA 90012, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.
0000274607_2 R1.0.1.25
Continued and to be signed on reverse side